UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05628
Name of Registrant:	Vanguard Malvern Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: September 30
Date of reporting period: October 1, 2014 – September 30, 2015
Item 1: Reports to Shareholders

Annual Report | September 30, 2015

Vanguard Capital Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	9
Fund Profile.	14
Performance Summary.	15
Financial Statements.	17
Your Fund’s After-Tax Returns.	30
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2015
Total
Returns
Vanguard Capital Value Fund	-15.67%
Russell 3000 Value Index	-4.22
Multi-Cap Value Funds Average	-4.57
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2014, Through September 30, 2015

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Capital Value Fund	$15.32	$11.45	$0.175	$1.494

1

Chairman’s Letter

Dear Shareholder,

After a lukewarm first half, the broad U.S. stock market struggled in the second half of the fiscal year, and Vanguard Capital Value Fund struggled even more. For the 12 months ended September 30, 2015, your fund returned –15.67%, more than 11 percentage points behind both its benchmark index and the average return of its peers.

The fund’s first fiscal year in the red since 2011 occurred partly because the advisor’s value-oriented style was out of favor with investors. Wellington Management Company focuses on companies of all sizes that it judges to be undervalued by the marketplace. Within the Russell family of indexes, however, both large-and smaller-company growth stocks outperformed their value counterparts. The Russell 3000 Growth Index advanced more than 3%, while the Russell 3000 Value Index (your fund’s benchmark) returned about -4%.

When selecting stocks, the fund’s two portfolio managers and their teams independently pursue an intensive, bottom-up research approach to identify companies that appear to have the best prospects. In doing so, they pay less attention to the composition of the fund’s benchmark. This approach has led to notable year-to-year swings in performance relative to the

2

benchmark, the broad market, and peers. That’s why we suggest that you consider this fund as a complementary holding in a diversified portfolio that fits your time horizon and risk appetite.

If you hold shares in a taxable account, you may wish to review the table and discussion on after-tax returns for the fund’s fiscal year, based on the highest tax bracket, later in this report.

Please note that as of September 30, 2015, the fund had realized short-term capital gains equal to about 2% of fund assets and long-term capital gains equal to about 6%. Gains will be distributed in December.

China’s economic woes weighed on global stocks

The broad U.S. stock market returned –0.49% for the 12 months. The final two months were especially rocky as investors worried in particular about the global ripple effects of slower economic growth in China.

For much of the fiscal year, investors were preoccupied with the possibility of an increase in short-term interest rates. On September 17, the Federal Reserve announced that it would hold rates steady for the time being, a decision that to some investors indicated the Fed’s concern about the fragility of global markets.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-0.61%	12.66%	13.42%
Russell 2000 Index (Small-caps)	1.25	11.02	11.73
Russell 3000 Index (Broad U.S. market)	-0.49	12.53	13.28
FTSE All-World ex US Index (International)	-11.34	2.87	2.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.94%	1.71%	3.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	2.88	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	-0.04%	0.93%	1.73%

3

International stocks returned about –11%, held back in part by the dollar’s strength against many foreign currencies. Returns for emerging markets, which were especially hard hit by concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Taxable bonds recorded gains as investors searched for safety

The broad U.S. taxable bond market returned 2.94% as investors gravitated toward safe-haven assets amid global stock market turmoil. Stimulative monetary policies from many of the world’s central banks, declining inflation expectations, and global investors’ search for higher yields also helped lift U.S. bonds.

The yield of the 10-year Treasury note ended September at 2.05%, down from 2.48% a year earlier. (Bond prices and yields move in opposite directions.)

The Fed’s 0%–0.25% target for short-term interest rates continued to limit returns for money market funds and savings accounts.

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.67%, hurt by the dollar’s strength against many foreign currencies. Without this currency effect, international bonds advanced modestly.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
Capital Value Fund	0.47%	1.18%

The fund expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the fund’s expense ratio was 0.50%. This increase from the estimated expense ratio reflects a performance-based investment advisory fee adjustment. When the performance adjustment is positive, the fund’s expenses increase; when it is negative, expenses decrease. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Multi-Cap Value Funds.

4

Strategies restrained results during a challenging year

The two Wellington portfolio management teams that oversee your fund follow distinct, value-oriented strategies that seek to identify companies with the opportunity for superior results down the road. Each team is responsible for about half of the fund’s total assets. By combining strategies in this way, the advisor hopes to reduce the portfolio’s volatility while preserving its chance to outperform in the long run.

The fund’s “go anywhere” approach tilts it toward smaller companies, giving it a median market capitalization that was less than one-fifth the size of its benchmark’s at the end of the period (as you can see on the Fund Profile page of this report). Many of its holdings tend to be more volatile than the broader market. Such stocks can be fertile ground for building a portfolio—but they can hurt returns if they move in the wrong direction. Your fund’s higher volatility was a disadvantage during the period, as more stable stocks generally performed better.

For several years, the fund has held an outsize stake in information technology companies—about double the sector’s weight in the benchmark index. Tech stocks were once almost exclusively the domain of growth-style investors. However, value investors have increasingly turned to parts of this sector that they consider inexpensive relative to earnings and other measures. The benchmark’s information

Total Returns
Ten Years Ended September 30, 2015
Average
Annual Return
Capital Value Fund	5.76%
Russell 3000 Value Index	5.68
Multi-Cap Value Funds Average	4.98
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover.
But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in the Performance Summary later in this report are your fund’s time-
weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received.
Their actual returns, however, depend on whether they subsequently bought or sold any shares.
There’s often a gap between this dollar-weighted return for investors and the fund’s time-
weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade

Notes: Data are as of December 31, 2014. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash ow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash ow.
A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash ows to the ending total net assets.
Sources: Vanguard and Morningstar, Inc.

6

technology stocks declined, and the fund’s holdings lagged these considerably—they were responsible for about half of its overall underperformance.

The advisor also had a higher commitment to the energy sector, especially to oil and gas exploration and production companies. These companies, which made up almost 10% of your fund’s assets on average, took the brunt of the steep slide in oil prices during the year. Although the fund’s double-digit decline in this segment was in line with that of the benchmark, the advisor’s overweighting further restrained results.

Consumer staples—a very small slice of the fund—was a notable bright spot; its double-digit gains were well ahead of the sector’s return in the benchmark. In financials and utilities, the fund’s lighter-than-benchmark holdings meant that its superior gains had little impact on relative results.

The Advisor’s Report that follows this letter provides additional details about the management of the fund during the year.

Long-term track record is solid despite a few ups and downs

Over the past decade, the Capital Value Fund has had some notable disappointments: In fiscal 2008, during the Great Recession, it lagged its benchmark by about 20 percentage points. It has also enjoyed some exceptional success: In fiscal 2009, when the market began to climb, it outperformed its benchmark by about 40 percentage points.

For the ten years ended September 30, 2015, a period during which value investing was largely out of favor, your fund’s 5.76% average annual return kept it ahead of its benchmark, which of course incurs no expenses. As I’ve noted before, there’s no guarantee that years of outperformance will always make up for lean years and disappointments. But we believe that the fund, led by the deep and experienced teams at Wellington, can play a useful supporting role for patient investors with a long-term horizon.

A dose of discipline is crucial when markets become volatile

Although the broad U.S. stock market has posted gains for six straight calendar years—from 2009 to 2014—that streak may not last a seventh. Stocks tumbled in August and swung up and down in September.

Nobody can control the direction of the markets or predict where they’ll go in the short term. However, investors can control how they react to volatility.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

7

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. (See the box on page 6 for more discussion on the benefit of staying the course.) This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
October 12, 2015

8

Advisor’s Report

For the fiscal year ended September 30, 2015, the Capital Value Fund returned –15.67%, reflecting the combined results of two portfolio managers at your fund’s investment advisor, Wellington Management Company llp. The use of two managers who independently oversee separate portions of the portfolio provides exposure to distinct yet complementary investment approaches, enhancing the diversification of your fund. It is not uncommon for different managers to have different views about individual securities or the broader investment environment.

The managers have prepared a discussion of the investment environment that existed during the year and of how their portfolio positioning reflects this assessment. These comments were prepared on October 13, 2015.

Portfolio Manager:

Peter I. Higgins, CFA
Senior Managing Director

Our investment approach is to identify stocks that possess considerable upside potential because of compelling valuation characteristics along with catalysts that we believe could unlock that potential within 12 to 18 months. We often employ a contrarian approach that seeks to exploit inefficiencies in the market. We attempt to anticipate change, both positive and negative, that could affect our investment thesis. We believe that in the short term markets can be quite irrational, and so our trading activity attempts to capture some of these anomalies. We do not attempt to mimic any index; instead, our goal is to substantially outperform the market in the intermediate to longer term.

Our holdings in the information technology and energy sectors weighed on relative results. Trican Well Service (energy) and SunEdison (information technology) were our largest relative detractors. Shares of Trican, a Canada-based oilfield services company, fell amid broader industry challenges. However, the company has recently demonstrated its ability to renegotiate terms of its debt with noteholders, and we are optimistic about its prospects. Additionally, powerful self-correcting forces inherent in commodity markets mean that oil prices should eventually revert to the marginal cost of production. We continue to hold a small position.

SunEdison, a U.S.-based solar installation firm, reported mixed results, with better-than-expected second-quarter project deliveries. Investor attention, however, was more focused on the company’s longer-term ability to grow its business at its aggressive targeted rates. Recent unrest in capital markets also weighed on the stock price. We believe that the recent shift in sentiment is exaggerated and that the solar market is at an inflection point at which costs have come down and growth is resuming. The installation market remains fragmented, and we regard this as an opportunity for SunEdison to gain market share.

9

Micron Technology, a semiconductor manufacturer specializing in NAND Flash, DRAM, and NOR Flash memory devices, also weighed on relative performance. The stock price fell after Micron reported better-than-expected earnings but provided disappointing guidance on PC weakness. We believe that the DRAM market has been undergoing a fundamental shift because of consolidation. The consolidated industry structure, now with only three primary players, should drive more rational capacity management. We continue to hold the stock.

Portola Pharmaceuticals (health care) and Optimal Payments (information technology) were among our stronger performers. Portola is a biopharmaceutical company focused on therapeutics for thrombosis, hematological disorders, and inflammation. Its stock rose after the company reported that three of its drug candidates remain on track for potential commercialization over the next few years. We are encouraged by the efficacy and safety of these drugs to date and by the significant commercial opportunity in markets with high unmet medical needs. We also believe the market underappreciates the potential shareholder value that can be created from the company’s strong pipeline and upcoming clinical catalysts. We continue to hold the stock.

Optimal Payments is an Isle of Man-based provider of online and mobile payment processing services to merchants and consumers. Its shares climbed after the company announced its acquisition of Skrill, a leading provider of wallet payments for online gambling and gaming. Optimal should be able to consolidate its position in this growing and increasingly regulated niche.

As always, our sector positioning remains a product of our bottom-up stock selection process. We used weakness in the energy sector to opportunistically build positions in companies that should be able to take advantage of what is likely a cyclical trend. We added to our stake in Pioneer Natural Resources and established a position in Patterson-UTI Energy, an onshore drilling company with leverage to U.S. shale. They should benefit from the eventual improvement in sentiment around oil prices. We decreased our exposure to consumer discretionary, where we are now only modestly overweighted, in part by trimming our position in Groupon, a U.S. web-based coupon business.

We are optimistic about the portfolio’s positioning and believe the current environment remains conducive to stock-picking. Markets are likely to take time to digest the impact of China’s slowing growth and the adjustment in U.S. industrial production resulting from strength in the U.S. dollar. Political pressure on health care pricing may persist until the next election, which may cause another sector to assume market leadership in the near term. Although we cannot predict market outcomes, we can hold companies with compelling valuations, positive momentum, and strong catalysts that are uncorrelated to broader market cycles.

10

Portfolio Manager:

David W. Palmer, CFA
Senior Managing Director

Our portion of the fund focuses on stocks that trade at a discounted multiple to the broad market, either on current earnings or on those we expect within a reasonable investment horizon. Our approach searches for companies with pronounced negative sentiment, controversy, or perceived event risk that, through fundamental research and analysis, we find to be temporary or overstated. Because individual holdings can be out of phase with the market for extended periods, we seek to build a portfolio of stocks that have unique drivers and are diversified across capitalization sizes and industries.

Equity markets managed to gain through much of the past year but stumbled in the final three months as investors worried about a potential economic slowdown. Trends that may have started with a deceleration in China and negative returns in many emerging markets have spilled into U.S. economic data. A rise in the ratio of business inventories-to-sales could portend a period of reduced production to rebalance supplies with underlying demand. The national purchasing managers’ monthly survey indicates increasing softness, and recent data on employment growth have been tepid. Although a recession is not our base case for the U.S. economy, some cyclical segments, particularly those exposed to energy and certain types of capital equipment, are experiencing reduced or slowing volumes. The tone of many corporate management teams has become cautious.

Investor response to this more lukewarm outlook has been striking. Over the past year, the spread between the total return of the best-performing (health care) and worst-performing (energy) sectors of the Russell 3000 Value Index was almost 40 percentage points. Of the five sectors to lag the index, four are considered economically sensitive: energy, materials, information technology, and industrials. History suggests, based on several valuation metrics, that the current gap between the least expensive stocks and the broad market is nearly as wide as it has ever been without economic growth turning negative. Such a decline could happen, but the valuations show the pessimism that has already moved markets in anticipation of a growth shortfall.

We acknowledge our frustration that some of the portfolio’s holdings have been caught in the cyclical sell-down. That said, we believe these periods of wider performance dispersion among stocks and sectors provide investment opportunities. They lay the groundwork for differentiated upside potential once confidence in economic acceleration re-emerges.

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Some of the strongest contributors to our performance were office furniture manufacturer Knoll, internet search and advertising giant Google, and California utility PG&E. Knoll had a favorable earnings trajectory and disclosed a strong book of future orders. Moreover, because the company sources some components from Canada and Europe, the stronger U.S. dollar boosted its profit margins. Google’s emphasis on cost control pleasantly surprised its investors. The market was also pleased with the company’s decision to provide separate disclosure on the profitability of its core search business. This differentiated that business from its various (and, in many cases, loss-making) growth ventures, such as self-driving cars and life sciences. Gas and electricity provider PG&E outperformed the overall utility group. Rulings determined its ultimate liability related to a catastrophic explosion of one of its pipelines in 2010, and analysts began to focus more on the company’s future earnings prospects.

Stock selection in the financial, technology, consumer staples, telecommunication services, and utilities sectors helped our relative performance. However, these gains were offset by challenges in energy, materials, consumer discretionary, and health care. Although the great majority of energy stocks lost ground, the independent producers and service companies we focus on felt the heat more than large-capitalization, integrated companies.

The most notable declines came from natural gas producer Southwestern Energy, pressure pumping services provider Trican Well Service, and drill rig capital equipment maker National Oilwell Varco, as crude oil prices fell to levels not seen since the depths of the financial crisis in 2009.

In materials, we were disappointed by operational difficulties at aluminum rolling mill operator Constellium. The integration of its purchase of a sheet-rolling facility in Alabama has been fraught with small mistakes and troubled supply contracts. We still expect the company to execute on its plan to expand into the fast-growing aluminum automotive body sheet market. However, we accept that near-term results will be less robust, causing some tension because of the company’s use of debt to finance the acquisition. We continued to hold positions in each of these companies as of the end of September. That said, we have been measured in our deployment of additional shareholder capital until we see more positive changes.

The perceived near-term prospects for a range of companies and sectors have ebbed recently. This has given us an attractive window to research and evaluate many contrarian opportunities and to add several new positions after price declines. In consumer discretionary, we purchased Global Brands, an owner and licensee of apparel and accessories brands, and Ralph Lauren, the apparel designer and retailer. Ralph Lauren had attracted our attention earlier in the year as its earnings estimates and valuation multiples contracted amid

12

extra costs for foreign currency moves and infrastructure investments. However, the stock became more intriguing when its founder relinquished the role of CEO to a highly respected outsider with prior stints at Old Navy and Swedish retailer H&M.

In industrials, we saw considerable value in short-line rail operator Genesee & Wyoming. The railroad’s premium multiple, earned over many years of acquiring and improving small regional freight lines, had sharply eroded. Reasons for this included investor worries about shipment volumes in coal and iron ore and the company’s controversial recent purchase of European open-access operator Freightliner.

We believe these and other purchases made since our last update have been acquired at attractive prices relative to their fundamental prospects. They fit well with our strategy to pan out nuggets of underlying value from the stream of data points, angst, and hyperbole flowing through the financial markets. We appreciate deeply the trust shown by the fund’s shareholders and their confidence that our efforts on their behalf will be successful over the market cycle.

13

Capital Value Fund

Fund Profile
As of September 30, 2015

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	150	1,997	4,000
Median Market Cap	$7.1B	$41.8B	$46.5B
Price/Earnings Ratio	22.9x	17.4x	20.2x
Price/Book Ratio	1.6x	1.7x	2.5x
Return on Equity	10.9%	12.6%	17.2%
Earnings Growth
Rate	10.9%	5.3%	10.1%
Dividend Yield	1.7%	2.7%	2.1%
Foreign Holdings	16.1%	0.0%	0.0%
Turnover Rate	90%	—	—
Ticker Symbol	VCVLX	—	—
Expense Ratio[1]	0.47%	—	—
30-Day SEC Yield	1.35%	—	—
Short-Term Reserves	1.2%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Consumer Discretionary	11.2%	5.8%	13.7%
Consumer Staples	1.3	6.6	8.7
Energy	14.0	12.2	6.3
Financials	18.6	31.4	18.3
Health Care	10.4	11.0	14.4
Industrials	8.7	10.2	10.6
Information Technology	21.6	11.2	19.6
Materials	7.9	2.7	3.1
Other	0.7	0.0	0.0
Telecommunication
Services	1.8	2.4	2.1
Utilities	3.8	6.5	3.2

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.78	0.76
Beta	1.25	1.25
These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Pioneer Natural	Oil & Gas Exploration
Resources Co.	& Production	2.4%
MetLife Inc.	Life & Health
	Insurance	2.3
Merck & Co. Inc.	Pharmaceuticals	2.3
Cobalt International	Oil & Gas Exploration
Energy Inc.	& Production	1.9
Citigroup Inc.	Diversified Banks	1.8
Cisco Systems Inc.	Communications
	Equipment	1.8
JPMorgan Chase & Co.	Diversified Banks	1.7
Portola Pharmaceuticals
Inc.	Biotechnology	1.7
TherapeuticsMD Inc.	Pharmaceuticals	1.6
Sumco Corp.	Semiconductor
	Equipment	1.5
Top Ten		19.0%
The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the expense ratio was 0.50%.

14

Capital Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2005, Through September 30, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	Capital Value Fund*	-15.67%	9.42%	5.76%	$17,508
••••••••	Russell 3000 Value Index	-4.22	12.11	5.68	17,370

– – – –	Dow Multi-Cap Jones Value U.S. Funds Total Stock Average Market	-4.57	10.69	4.98	16,263
	Float Adjusted Index	-0.55	13.26	7.06	19,778
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

15

Capital Value Fund

Fiscal-Year Total Returns (%): September 30, 2005, Through September 30, 2015

16

Capital Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (98.4%)
Consumer Discretionary (11.1%)
	Las Vegas Sands Corp.	392,581	14,906
*,^	Groupon Inc. Class A	3,374,086	11,000
*	Kate Spade & Co.	560,908	10,719
*	Amazon.com Inc.	16,177	8,281
*	Markit Ltd.	251,800	7,302
	Electrolux AB Class B	243,884	6,891
*	Fiat Chrysler
	Automobiles NV	505,208	6,567
	Quebecor Inc. Class B	276,500	6,052
*	Global Brands Group
	Holding Ltd.	26,358,000	5,457
	Ralph Lauren Corp.
	Class A	43,300	5,116
	Sky plc	316,744	5,011
	Wynn Resorts Ltd.	94,134	5,000
	Tribune Media Co.
	Class A	118,296	4,211
*	iRobot Corp.	130,860	3,813
*,^	LifeLock Inc.	427,025	3,741
*	Vera Bradley Inc.	247,200	3,117
*	Michael Kors Holdings
	Ltd.	65,232	2,755
	Sands China Ltd.	898,400	2,729
*,^	GoPro Inc. Class A	66,692	2,082
	Melco Crown
	Entertainment Ltd. ADR	150,500	2,071
*	DISH Network Corp.
	Class A	3,453	202
	Dollar General Corp.	406	30
			117,053
Consumer Staples (1.3%)
	Imperial Tobacco Group
	plc	155,957	8,063
	Avon Products Inc.	902,290	2,932
	Ingredion Inc.	31,800	2,777
			13,772

Energy (13.8%)
	Pioneer Natural Resources
	Co.	212,160	25,807
*	Cobalt International
	Energy Inc.	2,910,050	20,603
*	Southwestern Energy Co.	940,619	11,936
*	McDermott International
	Inc.	2,571,546	11,058
	Halliburton Co.	207,295	7,328
	Canadian Natural
	Resources Ltd.	359,928	7,001
	HollyFrontier Corp.	122,477	5,982
*	Diamondback Energy Inc.	88,200	5,698
*	Whiting Petroleum Corp.	372,689	5,691
*,^	Laredo Petroleum Inc.	572,358	5,397
	Patterson-UTI Energy Inc.	399,894	5,255
*	Newfield Exploration Co.	145,503	4,787
	Helmerich & Payne Inc.	90,933	4,298
	National Oilwell Varco Inc.	109,223	4,112
	Marathon Oil Corp.	231,000	3,557
*	Rice Energy Inc.	209,565	3,387
*	Continental Resources Inc.	115,330	3,341
	Baker Hughes Inc.	62,400	3,247
*	Karoon Gas Australia Ltd.	2,727,814	3,194
	QEP Resources Inc.	223,500	2,800
^	Trican Well Service Ltd.	3,728,482	1,900
	Superior Energy Services
	Inc.	10,858	137
			146,516
Financials (18.4%)
	MetLife Inc.	522,743	24,647
	Citigroup Inc.	385,007	19,100
	JPMorgan Chase & Co.	302,651	18,453
	Principal Financial Group
	Inc.	318,892	15,096
	American International
	Group Inc.	261,377	14,852
	PNC Financial Services
	Group Inc.	166,092	14,815

17

Capital Value Fund

			Market
			Value•
		Shares	($000)
	American Tower
	Corporation	110,273	9,702
	Torchmark Corp.	163,935	9,246
	Raymond James Financial
	Inc.	173,405	8,606
	AvalonBay Communities
	Inc.	40,331	7,051
	Unum Group	206,500	6,625
	Columbia Property Trust
	Inc.	280,400	6,505
*	LendingClub Corp.	489,208	6,472
	Arthur J Gallagher & Co.	144,200	5,953
	M&T Bank Corp.	36,600	4,463
	Fifth Third Bancorp	213,300	4,034
	Weyerhaeuser Co.	136,400	3,729
	SL Green Realty Corp.	30,260	3,273
	Equity LifeStyle Properties
	Inc.	55,210	3,234
	Boston Properties Inc.	26,600	3,149
	Host Hotels & Resorts Inc.	177,500	2,806
*	Springleaf Holdings Inc.
	Class A	60,804	2,658
			194,469
Health Care (10.3%)
	Merck & Co. Inc.	482,499	23,831
*	Portola Pharmaceuticals
	Inc. Class A	415,649	17,715
*	TherapeuticsMD Inc.	2,933,488	17,190
	Bristol-Myers Squibb Co.	215,209	12,740
*	Mylan NV	296,060	11,919
	Eisai Co. Ltd.	149,735	8,835
	AstraZeneca plc ADR	162,400	5,168
*	Biogen Inc.	14,453	4,217
*	Arena Pharmaceuticals
	Inc.	1,672,631	3,195
	Perrigo Co. plc	14,400	2,265
*	TESARO Inc.	54,200	2,173
*	Allergan plc	705	192
			109,440
Industrials (8.6%)
	General Electric Co.	623,146	15,716
*,^	XPO Logistics Inc.	345,873	8,242
*	Generac Holdings Inc.	244,413	7,354
	Eaton Corp. plc	142,048	7,287
	United Parcel Service Inc.
	Class B	71,000	7,007
*	Builders FirstSource Inc.	447,808	5,678
*	Genesee & Wyoming Inc.
	Class A	88,400	5,223
*	Hertz Global Holdings Inc.	309,497	5,178
*	WESCO International Inc.	105,972	4,925
	Raytheon Co.	35,200	3,846
	Sulzer AG	38,574	3,780
*	KLX Inc.	99,534	3,557

	Sanwa Holdings Corp.	516,100	3,553
	Owens Corning	68,896	2,887
*	Scorpio Bulkers Inc.	1,866,347	2,725
*	AECOM	97,763	2,690
*	UTi Worldwide Inc.	341,493	1,567
*	Clean Harbors Inc.	2,512	110
			91,325
Information Technology (21.4%)
	Cisco Systems Inc.	718,509	18,861
	Sumco Corp.	1,823,760	16,357
*	Micron Technology Inc.	1,055,843	15,817
*	SunEdison Inc.	1,976,594	14,192
*,^	Gogo Inc.	919,015	14,043
*,^	Coupons.com Inc.	1,481,515	13,334
*,^	SunPower Corp. Class A	610,350	12,231
*	Optimal Payments plc	2,289,328	11,226
*	ARRIS Group Inc.	427,702	11,107
	Cypress Semiconductor
	Corp.	1,290,658	10,996
*	Google Inc. Class A	16,622	10,611
*,^	Stratasys Ltd.	357,889	9,480
*	GCL-Poly Energy
	Holdings Ltd.	42,431,580	8,220
	Western Digital Corp.	98,000	7,785
*,^	Zillow Group Inc.	270,731	7,310
*	Synaptics Inc.	70,500	5,813
	Samsung Electronics Co.
	Ltd.	5,947	5,706
*	Shutterstock Inc.	181,540	5,490
*	Pandora Media Inc.	225,914	4,821
	Maxim Integrated
	Products Inc.	141,000	4,709
*	SunEdison Semiconductor
	Ltd.	437,783	4,614
*	Alibaba Group Holding Ltd.
	ADR	74,080	4,369
*	GrubHub Inc.	101,825	2,478
*	Silicon Motion Technology
	Corp. ADR	79,931	2,183
*	Envestnet Inc.	50,500	1,514
*,^	Zillow Group Inc. Class A	45,439	1,305
*	Yelp Inc. Class A	55,228	1,196
*	Qorvo Inc.	3,662	165
*	Cree Inc.	5,473	133
			226,066
Materials (7.8%)
^	Methanex Corp.	487,376	16,161
	Reliance Steel &
	Aluminum Co.	257,612	13,914
	Norbord Inc.	907,065	13,010
*	Louisiana-Pacific Corp.	623,959	8,885
	Celanese Corp. Class A	115,536	6,836
	Wacker Chemie AG	85,885	6,533
	Rio Tinto plc ADR	127,800	4,322

18

Capital Value Fund

		Market
		Value•
	Shares	($000)
Bemis Co. Inc.	85,600	3,387
Cabot Corp.	106,696	3,367
Chemours Co.	346,100	2,239
Huntsman Corp.	221,200	2,144
* Constellium NV Class A	313,509	1,900
		82,698
Other (0.1%)
*,1 Allstar Co-Invest LLC
Private Placement	NA	1,384

Telecommunication Services (1.8%)
Verizon Communications
Inc.	235,201	10,234
* T-Mobile US Inc.	120,800	4,809
SoftBank Group Corp.	78,555	3,632
		18,675
Utilities (3.8%)
PG&E Corp.	287,862	15,199
Exelon Corp.	445,640	13,235
OGE Energy Corp.	180,400	4,936
Xcel Energy Inc.	109,509	3,878
Edison International	46,300	2,920
		40,168
Total Common Stocks
(Cost $1,220,736)		1,041,566
Preferred Stocks (0.6%)
*,2 Lithium Technologies
Inc. Pfd. (Cost $5,828)	1,195,700	6,409
Temporary Cash Investments (3.5%)
Money Market Fund (3.1%)
3,[4] Vanguard Market
Liquidity Fund,
0.189%	33,185,000	33,185

	Face
	Amount
	($000)
Repurchase Agreements (0.4%)
RBS Securities, Inc.
0.100%, 10/1/15 (Dated
9/30/15, Repurchase Value
$1,400,000, collateralized
by U.S. Treasury Note/Bond
2.125%, 5/15/25, with a
value of $1,430,000)	1,400	1,400

	Face	Market
	Amount	Value•
	($000)	($000)
Deutsche Bank Securities, Inc.
0.120%, 10/1/15 (Dated
9/30/15, Repurchase Value
$2,600,000, collateralized
by U.S. Treasury Note/Bond
1.000%, 9/15/18, with a
value of $2,652,000)	2,600	2,600
		4,000
Total Temporary Cash Investments
(Cost $37,185)		37,185
Total Investments (102.5%)
(Cost $1,263,749)		1,085,160

		Amount
		($000)
Other Assets and Liabilities (-2.5%)
Other Assets
Investment in Vanguard		104
Receivables for Investment Securities Sold 12,651
Receivables for Accrued Income		1,536
Receivables for Capital Shares Issued		7,538
Other Assets		366
Total Other Assets		22,195
Liabilities
Payables for Investment Securities
Purchased		(11,947)
Collateral for Securities on Loan		(33,185)
Payables to Investment Advisor		(427)
Payables for Capital Shares Redeemed		(1,081)
Payables to Vanguard		(2,151)
Other Liabilities		(14)
Total Liabilities		(48,805)
Net Assets (100%)
Applicable to 92,428,181 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,058,550
Net Asset Value Per Share		$11.45

19

Capital Value Fund

At September 30, 2015, net assets consisted of:
Amount
($000)

Paid-in Capital	1,139,017
Undistributed Net Investment Income	6,757
Accumulated Net Realized Gains	91,188
Unrealized Appreciation (Depreciation)
Investment Securities	(178,589)
Forward Currency Contracts	190
Foreign Currencies	(13)
Net Assets	1,058,550

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $31,735,000.
1 Restricted security represents 0.1% of net assets. Shares not applicable for this private placement.
2 Restricted security represents 0.6% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 Includes $33,185,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

20

Capital Value Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Dividends[1]	19,080
Interest	1
Securities Lending	1,303
Total Income	20,384
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,996
Performance Adjustment	910
The Vanguard Group—Note C
Management and Administrative	2,773
Marketing and Distribution	318
Custodian Fees	127
Auditing Fees	32
Shareholders’ Reports	15
Trustees’ Fees and Expenses	3
Total Expenses	7,174
Expenses Paid Indirectly	(46)
Net Expenses	7,128
Net Investment Income	13,256
Realized Net Gain (Loss)
Investment Securities Sold	125,636
Foreign Currencies and Forward Currency Contracts	5,188
Realized Net Gain (Loss)	130,824
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(352,536)
Foreign Currencies and Forward Currency Contracts	(76)
Change in Unrealized Appreciation (Depreciation)	(352,612)
Net Increase (Decrease) in Net Assets Resulting from Operations	(208,532)
1 Dividends are net of foreign withholding taxes of $497,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Capital Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	13,256	20,167
Realized Net Gain (Loss)	130,824	201,441
Change in Unrealized Appreciation (Depreciation)	(352,612)	6,554
Net Increase (Decrease) in Net Assets Resulting from Operations	(208,532)	228,162
Distributions
Net Investment Income	(18,062)	(10,580)
Realized Capital Gain[1]	(154,201)	(130,762)
Total Distributions	(172,263)	(141,342)
Capital Share Transactions
Issued	216,336	857,946
Issued in Lieu of Cash Distributions	162,455	134,688
Redeemed	(723,255)	(544,812)
Net Increase (Decrease) from Capital Share Transactions	(344,464)	447,822
Total Increase (Decrease)	(725,259)	534,642
Net Assets
Beginning of Period	1,783,809	1,249,167
End of Period[2]	1,058,550	1,783,809

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $99,085,000 and $94,545,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,757,000 and $12,844,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Capital Value Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.32	$14.57	$10.58	$8.59	$9.62
Investment Operations
Net Investment Income	.129[1]	.178[2]	.138	.155	.109
Net Realized and Unrealized Gain (Loss)
on Investments	(2.330)	2.055	4.051	2.075	(1.054)
Total from Investment Operations	(2.201)	2.233	4.189	2.230	(.945)
Distributions
Dividends from Net Investment Income	(.175)	(.111)	(.199)	(.100)	(.085)
Distributions from Realized Capital Gains	(1.494)	(1.372)	—	(.140)	—
Total Distributions	(1.669)	(1.483)	(.199)	(.240)	(.085)
Net Asset Value, End of Period	$11.45	$15.32	$14.57	$10.58	$8.59

Total Return [3]	-15.67%	16.50%	40.21%	26.50%	-10.00%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,059	$1,784	$1,249	$659	$613
Ratio of Total Expenses to Average Net Assets[4]	0.50%	0.47%	0.41%	0.47%	0.58%
Ratio of Net Investment Income to
Average Net Assets	0.93%	1.19%[2]	1.03%	1.42%	0.87%
Portfolio Turnover Rate	90%	90%	132%	123%	149%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.018 and 0.12%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of 0.06%, 0.02%, (0.05%), 0.01%, and 0.11%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Capital Value Fund

Notes to Financial Statements

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged

24

Capital Value Fund

as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended September 30, 2015, the fund’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for

25

Capital Value Fund

the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firm Wellington Management Company llp provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance relative to the Dow Jones U.S. Total Stock Market Float Adjusted Index for the preceding three years. For the year ended September 30, 2015, the investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets before an increase of $910,000 (0.06%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2015, the fund had contributed to Vanguard capital in the amount of $104,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the year ended September 30, 2015, these arrangements reduced the fund’s expenses by $46,000 (an annual rate of 0.00% of average net assets).

26

Capital Value Fund

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	934,430	105,752	1,384
Preferred Stocks	—	—	6,409
Temporary Cash Investments	33,185	4,000	—
Forward Currency Contracts—Assets	—	204	—
Forward Currency Contracts—Liabilities	—	(14)	—
Total	967,615	109,942	7,793

At September 30, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date	Receive		Deliver		($000)
Goldman Sachs International	12/16/15	EUR	10,773	USD	12,068	(14)
BNP Paribas	12/16/15	USD	12,121	EUR	10,773	67
UBS AG	12/16/15	USD	9,202	GBP	5,994	137
						190
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

27

Capital Value Fund

During the year ended September 30, 2015, the fund realized net foreign currency losses of $86,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income. Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. During the year ended September 30, 2015, the fund realized gains on the sale of passive foreign investment companies of $130,000, which have been included in current and prior periods’ taxable income; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $1,325,000 from undistributed net investment income, and $38,816,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2015, the fund had $34,246,000 of ordinary income and $65,962,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $1,263,749,000. Net unrealized depreciation of investment securities for tax purposes was $178,589,000, consisting of unrealized gains of $87,827,000 on securities that had risen in value since their purchase and $266,416,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended September 30, 2015, the fund purchased $1,288,131,000 of investment securities and sold $1,791,634,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended September 30,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	15,385	56,918
Issued in Lieu of Cash Distributions	12,497	9,803
Redeemed	(51,913)	(35,991)
Net Increase (Decrease) in Shares Outstanding	(24,031)	30,730

I. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

28

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Capital Value Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Capital Value Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2015

Special 2015 tax information (unaudited) for Vanguard Capital Value Fund

This information for the fiscal year ended September 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $91,126,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $19,668,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 35.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

29

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Capital Value Fund
Periods Ended September 30, 2015
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-15.67%	9.42%	5.76%
Returns After Taxes on Distributions	-19.01	7.57	4.34
Returns After Taxes on Distributions and Sale of Fund Shares	-7.68	6.98	4.41

30

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

31

Six Months Ended September 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Value Fund	3/31/2015	9/30/2015	Period
Based on Actual Fund Return	$1,000.00	$814.37	$2.14
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.71	2.38

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.47%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

32

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

33

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

34

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Chief Executive Officer and President, 1996–2008
Parthenon Group (strategy consulting).
Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3280 112015

Annual Report | September 30, 2015

Vanguard U.S. Value Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	10
Performance Summary.	11
Financial Statements.	13
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Glossary.	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2015
Total
Returns
Vanguard U.S. Value Fund	-1.18%
Russell 3000 Value Index	-4.22
Multi-Cap Value Funds Average	-4.57
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2014, Through September 30, 2015

Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard U.S. Value Fund	$16.95	$16.48	$0.282	$0.000

1

Chairman’s Letter

Dear Shareholder,

After several years of calm, volatility made a comeback in the final months of the fiscal year ended September 30, 2015. Stocks that had posted sizable advances were hard hit by summer turbulence, which erased a significant portion of their earlier gains.

For the large- and mid-cap value stocks in which your fund predominantly invests, the broad-based retreat pushed returns into negative territory. Vanguard U.S. Value Fund returned –1.18% for the 12-month period—its first negative fiscal-year return since 2009.

Although the fund’s result was negative, it was better than that of its benchmark, the Russell 3000 Value Index, and the average return of peer funds.

If you hold shares of your fund in a taxable account, you may wish to review the information on after-tax returns that appears later in this report.

China’s economic woes weighed on global stocks

The broad U.S. stock market returned –0.49% for the 12 months. The final two months were especially rocky as investors worried in particular about the global ripple effects of slower economic growth in China.

For much of the fiscal year, investors were preoccupied with the possibility of an increase in short-term interest rates. On September 17, the Federal Reserve announced that it would hold rates steady

2

for the time being, a decision that to some investors indicated the Fed’s concern about the fragility of global markets.

International stocks returned about –11% as the dollar’s strength against many foreign currencies weighed on results. Returns for emerging markets, which were especially hard hit by concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Taxable bonds recorded gains as investors searched for safety

The broad U.S. taxable bond market returned 2.94% as investors gravitated toward safe-haven assets amid global stock market turmoil. Stimulative monetary policies from the world’s central banks, declining inflation expectations, and global investors’ search for higher yields also helped lift U.S. bonds.

The yield of the 10-year Treasury note ended September at 2.05%, down from 2.48% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.67%, hurt by the dollar’s strength. Without this currency effect, international bonds advanced modestly.

The Fed’s 0%–0.25% target for short-term interest rates continued to limit returns for money market funds and savings accounts.

Market Barometer

	Average Annual Total Returns
	Periods Ended September 30, 2015
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	-0.61%	12.66%	13.42%
Russell 2000 Index (Small-caps)	1.25	11.02	11.73
Russell 3000 Index (Broad U.S. market)	-0.49	12.53	13.28
FTSE All-World ex US Index (International)	-11.34	2.87	2.19

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.94%	1.71%	3.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	2.88	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

CPI
Consumer Price Index	-0.04%	0.93%	1.73%

3

In a challenging environment, the fund fared relatively well

Your fund’s advisor, Vanguard Quantitative Equity Group, seeks to identify stocks that are attractively valued relative to their fundamentals based on earnings prospects and balance sheet quality.

It uses a proprietary computer model to systematically evaluate thousands of companies quickly and efficiently, without the emotion that can cloud human decision-making.

During the fiscal year, the advisor scored successes with technology holdings such as semiconductor makers and software firms. The fund’s tech holdings advanced about 6%, while their counterparts in the benchmark index declined more than 6%.

Health care stocks were another strong point. The fund did especially well with holdings in the life sciences and health care technology areas.

Longer-term trends have buoyed the health care sector: An aging population that requires more health care, greater accessibility to health care across the globe, and the broader availability of insurance coverage through the Affordable Care Act.

Results were more disappointing in the consumer staples and materials sectors. Energy stocks suffered as oil prices failed to stabilize. However, the fund avoided some of the worst performers, and its energy shares on the whole fared better than those in the benchmark.

Expense Ratios
Your Fund Compared With Its Peer Group

		Peer Group
	Fund	Average
U.S. Value Fund	0.29%	1.18%

The fund expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the fund’s expense ratio was 0.26%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Multi-Cap Value Funds.

4

For more about the advisor’s strategy and the fund’s positioning, see the Advisor’s Report that follows this letter.

The fund’s ten-year results demonstrate its resilience

For the decade ended September 30, Vanguard U.S. Value Fund produced an average annual return of 5.74%. Its return exceeded the average return of peer funds and was about in line with that of the benchmark.

The fund showed resilience in recovering from a highly volatile time for quantitative stock-selection strategies. It experienced double-digit losses for two years during the 2008–2009 financial crisis and faced additional challenges in the period that followed. But since then, the fund has outpaced its benchmark index for five straight fiscal years.

We remain confident that the disciplined investment process employed by Vanguard Quantitative Equity Group will continue to produce competitive results over the long term.

A dose of discipline is crucial when markets become volatile

Although the broad U.S. stock market has posted gains for six straight calendar years—from 2009 to 2014—that streak may be coming to an end. Stocks tumbled in August and swung up and down in September.

Total Returns
Ten Years Ended September 30, 2015
Average
Annual Return
U.S. Value Fund	5.74%
Russell 3000 Value Index	5.68
Multi-Cap Value Funds Average	4.98
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

Staying the course can help you stay closer to your fund’s return

When stock markets are highly volatile, as in recent months, it’s tempting to run for cover.
But the price of panic can be high.

A rough measure of what can be lost from attempts to time the market is the difference between the returns produced by a fund and the returns earned by the fund’s investors.

The results shown in the Performance Summary later in this report are your fund’s time-
weighted returns—the average annual returns investors would have earned if they had invested a lump sum in the fund at the start of the period and reinvested any distributions they received.
Their actual returns, however, depend on whether they subsequently bought or sold any shares.
There’s often a gap between this dollar-weighted return for investors and the fund’s time-
weighted return, as shown below.

Many sensible investment behaviors can contribute to the difference in returns, but industry cash flow data suggest that one important factor is the generally counterproductive effort to buy and sell at the “right” time. Keeping your emotions in check can help narrow the gap.

Mutual fund returns and investor returns over the last decade
Notes: Data are as of December 31, 2014. The average fund returns and average investor returns are from Morningstar. The average fund returns are the average of the funds’ time-weighted returns in each category. The average investor returns assume that the growth of a fund’s total net assets for a given period is driven by market returns and investor cash ow. To calculate investor return, a fund’s change in assets for the period is discounted by the return of the fund to isolate how much of the asset growth was driven by cash ow.
A model, similar to an internal rate-of-return calculation, is then used to calculate a constant growth rate that links the beginning total net assets and periodic cash ows to the ending total net assets.
Sources: Vanguard and Morningstar, Inc.

6

Nobody can control the direction of the markets or predict where they’ll go in the short term. However, investors can control how they react to volatility.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—when markets are turbulent. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

Markets are unpredictable and often confounding. Keeping our long-term plans clearly in focus can be crucial as we weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 12, 2015

7

Advisor’s Report

For the fiscal year ended September 30, 2015, the U.S. Value Fund returned –1.18%. It outpaced its benchmark, the Russell 3000 Value Index, by more than 3 percentage points despite turbulent market conditions.

After six straight years of positive performance, U.S. stocks declined slightly. Overall, the broad U.S. equity market returned –0.49%; most of the underperformance occurred in the last six months. Large- and mid-capitalization stocks declined –0.61%, whereas small-caps rose 1.25%.

Although both value- and growth-oriented companies experienced downturns in the last six months, growth stocks outperformed value by a little over 7 percentage points for the year. Globally, U.S. equities outperformed international markets. Developed markets dropped –8.66% and emerging markets more than –19%.

Performance in the Russell 3000 Value Index benchmark was split; five of ten sectors generated positive returns. Results were best in health care and utilities, but they were countered by poor performance in energy and materials.

The Federal Reserve held off on raising interest rates until it sees further progress toward its employment and inflation targets. Real GDP in the second quarter increased at an annual rate of 3.9%, compared with 0.6% in the first quarter. This reflected positive contributions from exports, acceleration in personal consumption expenditures, and an increase in state and local government spending. The unemployment rate has continued to improve over the past year. The U.S. nonfarm payroll rose by 142,000 in September, and the unemployment rate declined to 5.1%, from 5.9% a year ago.

The economic slowdown overseas, especially in emerging markets, is still adding volatility to U.S. markets. Emerging-market currencies have lost value against the U.S. dollar. The possibility that the Fed might raise interest rates by the end of 2015 is pushing the dollar up and driving capital outflows from these countries.

Many emerging economies have also been affected by weak commodity prices that have contributed to lower export growth. China’s ongoing slowdown represents significant downside risk to overall emerging-market performance.

Although we seek to understand the impact of macro factors on fund performance, our process is centered on specific stock fundamentals. We use a quantitative approach to systematically identify stocks that are most likely to outperform in the long term. We focus on valuation and other factors that we believe contribute to fundamental growth. This allows us to take advantage of inefficiencies in the market caused by persistent biases in investor behavior.

8

We use the results of our model to construct a portfolio with the goal of maximizing expected return while minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.

For the fiscal year, our sentiment, growth, and quality models contributed to returns. However, our valuation and management decisions models did not perform as expected.

Our stock selection results for the 12 months were mixed. They were positive in six of the ten sectors, with strong returns in information technology, energy, and industrials. In technology, Electronic Arts, Freescale Semiconductor, and CDW were the top contributors to relative performance. In energy, an overweight to Tesoro drove results. JetBlue and Alaska Air Group led in industrials.

Unfortunately, we were not able to avoid all poor performers. Most disappointing were our results in materials and consumer staples. In materials, Century Aluminum, Alcoa, and Westlake Chemical did not meet expectations. In consumer staples, Mondelez International and Sanderson Farms were among the main detractors.

Portfolio Managers:

James P. Stetler, Principal

James D. Troyer, CFA, Principal

Michael R. Roach, CFA

Vanguard Quantitative Equity Group

October 16, 2015

9

U.S. Value Fund

Fund Profile
As of September 30, 2015

Portfolio Characteristics
		Russell	DJ
		3000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Number of Stocks	247	1,997	4,000
Median Market Cap	$32.2B	$41.8B	$46.5B
Price/Earnings Ratio	15.1x	17.4x	20.2x
Price/Book Ratio	1.8x	1.7x	2.5x
Return on Equity	13.3%	12.6%	17.2%
Earnings Growth Rate	7.9%	5.3%	10.1%
Dividend Yield	2.6%	2.7%	2.1%
Foreign Holdings	0.5%	0.0%	0.0%
Turnover Rate	66%	—	—
Ticker Symbol	VUVLX	—	—
Expense Ratio[1]	0.29%	—	—
30-Day SEC Yield	2.36%	—	—
Short-Term Reserves	0.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		3000	Market
		Value	FA
	Fund	Index	Index
Consumer
Discretionary	6.7%	5.8%	13.7%
Consumer Staples	6.8	6.6	8.7
Energy	12.3	12.2	6.3
Financials	30.4	31.4	18.3
Health Care	11.6	11.0	14.4
Industrials	10.1	10.2	10.6
Information
Technology	10.6	11.2	19.6
Materials	2.6	2.7	3.1
Telecommunication
Services	2.5	2.4	2.1
Utilities	6.4	6.5	3.2

Volatility Measures
	Russell	DJ
	3000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.97	0.93
Beta	0.97	0.97

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	3.2%
Wells Fargo & Co.	Diversified Banks	2.7
Johnson & Johnson	Pharmaceuticals	2.6
JPMorgan Chase & Co.	Diversified Banks	2.6
Bank of America Corp.	Diversified Banks	2.0
General Electric Co.	Industrial
	Conglomerates	2.0
Citigroup Inc.	Diversified Banks	1.9
Berkshire Hathaway Inc. Multi-Sector Holdings		1.7
Procter & Gamble Co.	Household Products	1.6
AT&T Inc.	Integrated
	Telecommunication
	Services	1.5
Top Ten		21.8%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated January 27, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the expense ratio was 0.26%.

10

U.S. Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2005, Through September 30, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2015
					Final Value
		One	Five	Ten	of a $10,000
		Year	Years	Years	Investment
	U.S. Value Fund*	-1.18%	14.41%	5.74%	$17,471
••••••••	Russell 3000 Value Index	-4.22	12.11	5.68	17,370

– – – –	Dow Multi-Cap Jones Value U.S. Funds Total Stock Average Market	-4.57	10.69	4.98	16,263
	Float Adjusted Index	-0.55	13.26	7.06	19,778
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

11

U.S. Value Fund

Fiscal-Year Total Returns (%): September 30, 2005, Through September 30, 2015

12

U.S. Value Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Consumer Discretionary (6.6%)
	Target Corp.	146,000	11,484
	General Motors Co.	326,100	9,790
	Cooper Tire & Rubber Co.	167,000	6,598
*	Skechers U.S.A. Inc.
	Class A	45,600	6,114
*	DISH Network Corp.
	Class A	104,100	6,073
	Comcast Corp. Class A	106,089	6,034
	Marriott International Inc.
	Class A	86,400	5,892
*	Madison Square Garden Co.
	Class A	63,800	4,603
	Best Buy Co. Inc.	117,700	4,369
	Darden Restaurants Inc.	56,500	3,873
	Lowe’s Cos. Inc.	50,800	3,501
	Carnival Corp.	64,800	3,221
	Home Depot Inc.	18,600	2,148
*	Isle of Capri Casinos Inc.	80,900	1,411
	Time Warner Inc.	20,500	1,409
*	Build-A-Bear Workshop Inc.	71,200	1,345
	Comcast Corp. Special
	Class A	21,500	1,231
	Big Lots Inc.	11,900	570
	Hasbro Inc.	6,400	462
	Cablevision Systems Corp.
	Class A	11,000	357
			80,485
Consumer Staples (6.8%)
	Procter & Gamble Co.	269,669	19,400
	Archer-Daniels-Midland Co.	198,000	8,207
	CVS Health Corp.	73,050	7,048
	Costco Wholesale Corp.	46,900	6,780
	Bunge Ltd.	86,600	6,348
	Altria Group Inc.	107,500	5,848
^	Pilgrim’s Pride Corp.	270,900	5,629
	Kroger Co.	150,200	5,418

	Wal-Mart Stores Inc.	83,500	5,414
	Dean Foods Co.	319,200	5,273
	Ingles Markets Inc. Class A	56,600	2,707
	Mondelez International Inc.
	Class A	36,268	1,519
	Walgreens Boots Alliance
	Inc.	9,400	781
	Philip Morris International
	Inc.	7,200	571
*	Central Garden & Pet Co.
	Class A	32,600	525
	ConAgra Foods Inc.	11,300	458
*	SUPERVALU Inc.	51,600	371
	Clorox Co.	2,200	254
			82,551
Energy (12.3%)
	Exxon Mobil Corp.	527,100	39,190
	Schlumberger Ltd.	197,000	13,587
	Chevron Corp.	151,830	11,976
	Valero Energy Corp.	161,800	9,724
	Marathon Petroleum Corp.	179,600	8,321
	Tesoro Corp.	80,300	7,808
	Teekay Tankers Ltd.
	Class A	992,000	6,845
^	Nordic American Tankers
	Ltd.	434,500	6,605
	PBF Energy Inc. Class A	217,900	6,151
	Alon USA Energy Inc.	292,000	5,277
	Noble Corp. plc	477,900	5,214
	Delek US Holdings Inc.	174,900	4,845
*	FMC Technologies Inc.	133,000	4,123
	Nabors Industries Ltd.	394,500	3,728
	Scorpio Tankers Inc.	376,300	3,451
*,^	Frontline Ltd.	1,011,600	2,721
	HollyFrontier Corp.	50,000	2,442
*	WPX Energy Inc.	305,600	2,023
*	Cameron International
	Corp.	19,800	1,214

13

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Ship Finance International
	Ltd.	67,900	1,103
	Atwood Oceanics Inc.	70,500	1,044
	ConocoPhillips	11,890	570
	Kinder Morgan Inc.	17,200	476
	Occidental Petroleum
	Corp.	5,200	344
			148,782
Financials (30.3%)
	Wells Fargo & Co.	637,623	32,742
	JPMorgan Chase & Co.	516,140	31,469
	Bank of America Corp.	1,584,076	24,680
	Citigroup Inc.	470,361	23,335
*	Berkshire Hathaway Inc.
	Class B	161,800	21,099
	US Bancorp	337,900	13,857
	PNC Financial Services
	Group Inc.	128,800	11,489
	Goldman Sachs Group Inc.	55,917	9,716
	Travelers Cos. Inc.	95,600	9,515
	Everest Re Group Ltd.	40,700	7,055
	Validus Holdings Ltd.	155,500	7,008
	Voya Financial Inc.	178,200	6,909
*	Synchrony Financial	210,000	6,573
	First American Financial
	Corp.	167,800	6,556
	Hartford Financial Services
	Group Inc.	141,600	6,483
	AmTrust Financial Services
	Inc.	102,700	6,468
	Ameriprise Financial Inc.	58,300	6,362
	Assured Guaranty Ltd.	253,000	6,325
	Universal Insurance
	Holdings Inc.	209,900	6,200
*	Walker & Dunlop Inc.	234,100	6,105
	Bank of New York Mellon
	Corp.	150,600	5,896
*	MGIC Investment Corp.	635,000	5,880
*	E*TRADE Financial Corp.	215,500	5,674
	Equity Residential	73,600	5,529
*	Santander Consumer USA
	Holdings Inc.	214,600	4,382
*	Heritage Insurance
	Holdings Inc.	217,800	4,297
	Capital One Financial Corp.	57,100	4,141
	Navient Corp.	359,400	4,040
	Hospitality Properties Trust	145,200	3,714
	General Growth Properties
	Inc.	134,500	3,493
	Digital Realty Trust Inc.	53,100	3,469
	Welltower Inc.	49,800	3,373
	Jones Lang LaSalle Inc.	21,600	3,105
	Summit Hotel Properties
	Inc.	261,900	3,056

	Alexandria Real Estate
	Equities Inc.	35,000	2,964
	Kimco Realty Corp.	117,200	2,863
	Weingarten Realty
	Investors	83,100	2,751
	UDR Inc.	77,100	2,658
	CyrusOne Inc.	81,300	2,655
	Chambers Street
	Properties	408,200	2,649
*	Cowen Group Inc. Class A	575,600	2,625
	CubeSmart	94,700	2,577
	American International
	Group Inc.	44,000	2,500
	Regency Centers Corp.	37,900	2,356
	DuPont Fabros Technology
	Inc.	89,900	2,327
	Ryman Hospitality
	Properties Inc.	46,200	2,274
	Ventas Inc.	37,000	2,074
	CBL & Associates
	Properties Inc.	150,700	2,072
	HCI Group Inc.	51,700	2,004
	Weyerhaeuser Co.	56,200	1,537
	Reinsurance Group of
	America Inc. Class A	14,700	1,332
	Lexington Realty Trust	161,800	1,311
	Omega Healthcare
	Investors Inc.	35,100	1,234
	Janus Capital Group Inc.	88,500	1,204
*	Arch Capital Group Ltd.	15,300	1,124
	Maiden Holdings Ltd.	80,600	1,119
	Piedmont Office Realty
	Trust Inc. Class A	61,000	1,091
	SunTrust Banks Inc.	28,500	1,090
	LaSalle Hotel Properties	37,800	1,073
	Corrections Corp. of
	America	31,800	939
	EPR Properties	18,100	933
	HCP Inc.	22,900	853
*	INTL. FCStone Inc.	31,500	778
*	Strategic Hotels & Resorts
	Inc.	46,900	647
*	Realogy Holdings Corp.	14,600	549
	PacWest Bancorp	11,800	505
	Ashford Hospitality Prime
	Inc.	35,914	504
*,^	Impac Mortgage Holdings
	Inc.	29,000	474
	Monogram Residential
	Trust Inc.	47,800	445
	RE/MAX Holdings Inc.	12,000	432
	Legg Mason Inc.	9,000	375
	Care Capital Properties Inc.	10,900	359
	KeyCorp	21,400	278
	OM Asset Management plc	17,400	268

14

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	First Defiance Financial
	Corp.	7,300	267
	Popular Inc.	8,000	242
	First Industrial Realty Trust
	Inc.	9,700	203
			368,510
Health Care (11.5%)
	Johnson & Johnson	337,150	31,473
	Pfizer Inc.	525,425	16,503
	Aetna Inc.	86,900	9,508
	Anthem Inc.	64,500	9,030
	Merck & Co. Inc.	176,101	8,698
*	HCA Holdings Inc.	107,400	8,308
	UnitedHealth Group Inc.	62,700	7,274
*	Express Scripts Holding Co.	86,700	7,019
	Eli Lilly & Co.	79,900	6,687
	Bristol-Myers Squibb Co.	105,000	6,216
*	Quintiles Transnational
	Holdings Inc.	87,800	6,108
	Medtronic plc	71,900	4,813
	Abbott Laboratories	105,500	4,243
	AbbVie Inc.	52,100	2,835
	Cardinal Health Inc.	30,200	2,320
	Amgen Inc.	14,500	2,006
*	Charles River Laboratories
	International Inc.	28,100	1,785
*	ICU Medical Inc.	10,100	1,106
*	Allergan plc	3,700	1,006
*	Amedisys Inc.	23,300	885
*	Affymetrix Inc.	98,400	840
*	INC Research Holdings Inc.
	Class A	19,500	780
			139,443
Industrials (10.0%)
	General Electric Co.	945,540	23,847
	General Dynamics Corp.	69,400	9,574
	Northrop Grumman Corp.	54,500	9,044
*	JetBlue Airways Corp.	283,100	7,296
	Cintas Corp.	75,800	6,500
	Caterpillar Inc.	96,800	6,327
	Southwest Airlines Co.	155,700	5,923
*	Spirit AeroSystems
	Holdings Inc. Class A	122,400	5,917
	Emerson Electric Co.	129,200	5,707
	PACCAR Inc.	106,100	5,535
	Alaska Air Group Inc.	65,600	5,212
	Aircastle Ltd.	244,300	5,035
	United Technologies Corp.	47,100	4,191
*	Dycom Industries Inc.	56,700	4,103
	Comfort Systems USA Inc.	148,400	4,045
	General Cable Corp.	225,100	2,679
	Lockheed Martin Corp.	8,500	1,762
	GATX Corp.	33,800	1,492

*	ACCO Brands Corp.	197,900	1,399
	Global Brass & Copper
	Holdings Inc.	62,900	1,290
	SkyWest Inc.	68,900	1,149
	Raytheon Co.	8,300	907
	Pitney Bowes Inc.	38,600	766
	Ennis Inc.	35,500	616
*	MYR Group Inc.	18,700	490
	Griffon Corp.	23,300	368
*	RPX Corp.	24,800	340
*	Virgin America Inc.	7,100	243
			121,757
Information Technology (10.5%)
	Intel Corp.	517,300	15,591
	Cisco Systems Inc.	568,800	14,931
	Microsoft Corp.	254,900	11,282
	Hewlett-Packard Co.	414,400	10,613
	CDW Corp.	167,800	6,856
	Computer Sciences Corp.	108,200	6,641
	Jabil Circuit Inc.	296,700	6,637
*	Electronic Arts Inc.	97,100	6,579
	International Business
	Machines Corp.	44,600	6,466
	Booz Allen Hamilton
	Holding Corp. Class A	233,000	6,107
*	Cirrus Logic Inc.	139,800	4,405
*	Aspen Technology Inc.	100,700	3,818
*	Tech Data Corp.	42,300	2,898
*	Sykes Enterprises Inc.	106,200	2,708
	EarthLink Holdings Corp.	341,600	2,658
	QUALCOMM Inc.	49,200	2,643
	DST Systems Inc.	22,948	2,413
	SYNNEX Corp.	23,500	1,999
*	Sigma Designs Inc.	260,200	1,793
	NVIDIA Corp.	72,500	1,787
*	NeoPhotonics Corp.	235,500	1,604
	Avnet Inc.	31,400	1,340
*	Multi-Fineline Electronix Inc.	63,500	1,060
*	Sanmina Corp.	45,200	966
*	PMC-Sierra Inc.	137,100	928
*	ePlus Inc.	8,200	648
*	Avid Technology Inc.	70,400	560
*	Integrated Device
	Technology Inc.	27,100	550
*	Plexus Corp.	9,300	359
			126,840
Materials (2.6%)
^	Dow Chemical Co.	193,000	8,183
	Avery Dennison Corp.	101,400	5,736
	LyondellBasell Industries
	NV Class A	68,700	5,727
*	Berry Plastics Group Inc.	152,100	4,574
	Ashland Inc.	39,900	4,015

15

U.S. Value Fund

			Market
			Value•
		Shares	($000)
	Domtar Corp.	35,800	1,280
	International Paper Co.	33,700	1,273
	Bemis Co. Inc.	11,900	471
	KMG Chemicals Inc.	12,700	245
			31,504
Telecommunication Services (2.5%)
	AT&T Inc.	563,010	18,343
	Verizon Communications
	Inc.	169,800	7,388
	CenturyLink Inc.	126,800	3,185
*	Cincinnati Bell Inc.	296,900	926
	Telephone & Data Systems
	Inc.	17,700	442
			30,284
Utilities (6.4%)
	American Electric Power
	Co. Inc.	164,500	9,353
	Edison International	143,700	9,063
	Public Service Enterprise
	Group Inc.	212,400	8,955
	Exelon Corp.	275,500	8,182
	DTE Energy Co.	96,800	7,780
	FirstEnergy Corp.	242,800	7,602
	WGL Holdings Inc.	120,500	6,949
	Vectren Corp.	159,600	6,705
	Entergy Corp.	94,000	6,119
	PPL Corp.	73,500	2,417
	American States Water Co.	58,200	2,410
	New Jersey Resources
	Corp.	33,200	997
	IDACORP Inc.	13,700	887
	Chesapeake Utilities Corp.	6,800	361
*	Talen Energy Corp.	34,124	345
			78,125
Total Common Stocks
(Cost $1,140,568)			1,208,281
Temporary Cash Investments (1.5%)[1]
Money Market Fund (1.4%)
[2,3]	Vanguard Market Liquidity
	Fund, 0.189%	17,868,071	17,868

	Face		Market
	Amount		Value•
	($000)		($000)
U.S. Government and Agency Obligations (0.1%)
[4],5	Federal Home Loan
	Bank Discount Notes,
	0.090%, 10/5/15	500	500
[4],5	Federal Home Loan
	Bank Discount Notes,
	0.095%, 10/21/15	300	300
			800
	Total Temporary Cash Investments
	(Cost $18,668)		18,668
	Total Investments (101.0%)
	(Cost $1,159,236)		1,226,949

			Amount
			($000)
	Other Assets and Liabilities (-1.0%)
	Other Assets
	Investment in Vanguard		111
	Receivables for Accrued Income		1,588
Receivables for Capital Shares Issued			1,070
	Total Other Assets		2,769
	Liabilities
	Payables for Investment Securities
	Purchased		(2,745)
	Collateral for Securities on Loan		(10,133)
Payables for Capital Shares Redeemed			(537)
	Payables to Vanguard		(1,368)
	Total Liabilities		(14,783)
	Net Assets (100%)
Applicable to 73,716,721 outstanding
	$.001 par value shares of beneficial
	interest (unlimited authorization)		1,214,935
	Net Asset Value Per Share		$16.48

16

U.S. Value Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	1,082,130
Undistributed Net Investment Income	15,799
Accumulated Net Realized Gains	49,404
Unrealized Appreciation (Depreciation)
Investment Securities	67,713
Futures Contracts	(111)
Net Assets	1,214,935

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $9,641,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and 1.0%, respectively, of net assets.
2 Includes $10,133,000 of collateral received for securities on loan.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

17

U.S. Value Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Dividends	28,850
Interest[1]	11
Securities Lending	350
Total Income	29,211
Expenses
The Vanguard Group—Note B
Investment Advisory Services	614
Management and Administrative	2,301
Marketing and Distribution	231
Custodian Fees	18
Auditing Fees	32
Shareholders’ Reports	16
Trustees’ Fees and Expenses	1
Total Expenses	3,213
Net Investment Income	25,998
Realized Net Gain (Loss)
Investment Securities Sold	63,316
Futures Contracts	11
Realized Net Gain (Loss)	63,327
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(107,667)
Futures Contracts	(89)
Change in Unrealized Appreciation (Depreciation)	(107,756)
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,431)
1 Interest income from an affiliated company of the fund was $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

U.S. Value Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	25,998	18,875
Realized Net Gain (Loss)	63,327	85,247
Change in Unrealized Appreciation (Depreciation)	(107,756)	63,529
Net Increase (Decrease) in Net Assets Resulting from Operations	(18,431)	167,651
Distributions
Net Investment Income	(19,263)	(16,854)
Realized Capital Gain	—	—
Total Distributions	(19,263)	(16,854)
Capital Share Transactions
Issued	436,088	326,566
Issued in Lieu of Cash Distributions	18,266	16,081
Redeemed	(318,266)	(205,405)
Net Increase (Decrease) from Capital Share Transactions	136,088	137,242
Total Increase (Decrease)	98,394	288,039
Net Assets
Beginning of Period	1,116,541	828,502
End of Period[1]	1,214,935	1,116,541
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $15,799,000 and $11,661,000.

See accompanying Notes, which are an integral part of the Financial Statements.

19

U.S. Value Fund

Financial Highlights

For a Share Outstanding	Year Ended September 30,
Throughout Each Period	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$16.95	$14.41	$11.89	$9.20	$9.28
Investment Operations
Net Investment Income	.355	.299	.304	.276[1]	.207
Net Realized and Unrealized Gain (Loss)
on Investments	(.543)	2.531	2.506	2.632	(.112)
Total from Investment Operations	(.188)	2.830	2.810	2.908	.095
Distributions
Dividends from Net Investment Income	(.282)	(. 290)	(. 290)	(. 218)	(.175)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.282)	(. 290)	(. 290)	(. 218)	(.175)
Net Asset Value, End of Period	$16.48	$16.95	$14.41	$11.89	$9.20

Total Return[2]	-1.18%	19.89%	24.16%	32.10%	0.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,215	$1,117	$829	$602	$454
Ratio of Total Expenses to Average Net Assets	0.26%	0.29%	0.29%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	2.10%	1.92%	2.26%	2.54%	1.95%
Portfolio Turnover Rate	66%	57%	75%	69%	60%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

U.S. Value Fund

Notes to Financial Statements

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2012–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

21

U.S. Value Fund

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

22

U.S. Value Fund

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2015, the fund had contributed to Vanguard capital in the amount of $111,000, representing 0.01% of the fund’s net assets and 0.04% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,208,281	—	—
Temporary Cash Investments	17,868	800	—
Futures Contracts—Assets[1]	109	—	—
Total	1,226,258	800	—
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	December 2015	9	4,295	(80)
E-mini S&P 500 Index	December 2015	19	1,813	(31)
				(111)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

23

U.S. Value Fund

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $2,597,000 from undistributed net investment income, and $6,677,000 from accumulated net realized gains, to paid-in capital.

The fund used capital loss carryforwards of $7,721,000 to offset taxable capital gains realized during the year ended September 30, 2015, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at September 30, 2015, the fund had $17,580,000 of ordinary income and $48,839,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $1,159,271,000. Net unrealized appreciation of investment securities for tax purposes was $67,678,000, consisting of unrealized gains of $140,227,000 on securities that had risen in value since their purchase and $72,549,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2015, the fund purchased $952,475,000 of investment securities and sold $808,028,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended September 30,
	2015	2014
	Shares	Shares
	(000)	(000)
Issued	24,986	20,088
Issued in Lieu of Cash Distributions	1,064	1,068
Redeemed	(18,195)	(12,805)
Net Increase (Decrease) in Shares Outstanding	7,855	8,351

H. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

24

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard U.S. Value Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Value Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 10, 2015

Special 2015 tax information (unaudited) for Vanguard U.S. Value Fund

This information for the fiscal year ended September 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $6,677,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The fund distributed $19,263,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 94.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2015. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: U.S. Value Fund
Periods Ended September 30, 2015
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-1.18%	14.41%	5.74%
Returns After Taxes on Distributions	-1.56	14.01	4.94
Returns After Taxes on Distributions and Sale of Fund Shares	-0.33	11.62	4.52

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended September 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Value Fund	3/31/2015	9/30/2015	Period
Based on Actual Fund Return	$1,000.00	$933.18	$1.16
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.87	1.22

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.24%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

28

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

29

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Chief Executive Officer and President, 1996–2008
Parthenon Group (strategy consulting).
Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

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This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1240 112015

Annual Report | September 30, 2015

Vanguard Institutional Bond Funds

Vanguard Institutional Short-Term Bond Fund

Vanguard Institutional Intermediate-Term Bond Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Institutional Short-Term Bond Fund	7
Institutional Intermediate-Term Bond Fund	41
About Your Fund’s Expenses	79
Trustees Approve Advisory Arrangement	81
Glossary	82

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2015
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Institutional Short-Term Bond Fund[1]
Institutional Plus Shares	1.16%	0.35%	0.95%	1.30%
Barclays U.S. 1–3 Year Government/Credit ex Baa Index				1.24
1–5 Year Investment Grade Debt Funds Average				0.65

Vanguard Institutional Intermediate-Term Bond Fund [2]
Institutional Plus Shares	1.75%	0.56%	2.43%	2.99%
Barclays U.S. Intermediate Aggregate ex Baa Index				3.16
1–5 Year Investment Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
September 30, 2014, Through September 30, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Institutional Short-Term Bond Fund[1]
Institutional Plus Shares	$13.66	$13.79	$0.048	$0.000
Vanguard Institutional Intermediate-Term Bond Fund[2]
Institutional Plus Shares	$22.90	$23.46	$0.127	$0.000

1 The Fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust
Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the Fund in connection with the Fund’s commencement of operations on or about June 19, 2015. The performance of the Fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the Fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the Fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the Fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The Fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940.
If the predecessor trust had been an investment company, its performance may have been different.
2 The Fund is the successor to VFTC Intermediate-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary
Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the Fund in connection with the Fund’s commencement of operations on or about June 19, 2015. The performance of the Fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the Fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the Fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the Fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The Fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940.
If the predecessor trust had been an investment company, its performance may have been different.

Chairman’s Letter

Dear Shareholder,

I am pleased to present the first shareholder report for Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund. These funds, which were formerly administered as trusts, began operating as registered investment companies on June 19, 2015. Their investment objective has not changed: Both remain focused on generating current income from a diversified portfolio of liquid, high-quality investment-grade bonds.

The 12-month period ended September 30, 2015, was a volatile one for bonds. Uncertainty about when the Federal Reserve might begin raising interest rates weighed on sentiment at times, but a host of other factors contributed to the bumpy ride. They included the unsteady pace of growth at home and abroad, disinflationary pressures from the drop in the price of oil and other commodities, the strength of the U.S. dollar, and seemingly stretched stock market valuations.

While the prospect of an eventual Fed rate hike put some pressure on very-short-term Treasury yields, uncertainty in the markets helped intermediate- and long-term Treasuries and mortgage-backed securities outperform their riskier corporate counterparts.

The Short-Term Fund returned 1.30% for the fiscal year, outpacing the 1.24% return of its benchmark, the Barclays U.S. 1–3 Year Government/Credit ex Baa Index.

The Intermediate-Term Fund returned 2.99%, a little less than the 3.16% return of its benchmark, the Barclays U.S. Intermediate Aggregate ex Baa Index.

At the close of the period, the 30-day SEC yield stood at 1.16% for the Short-Term Fund and 1.75% for the Intermediate-Term Fund.

U.S. fixed income recorded gains as investors searched for safety

The broad U.S. taxable bond market returned 2.94% as investors gravitated toward safe-haven assets amid global stock market turmoil. Stimulative monetary policies from the world’s central banks, declining inflation expectations, and global investors’ search for higher yields also helped lift U.S. bonds.

The yield of the 10-year Treasury note ended September at 2.05%, down from 2.48% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.67%; the dollar’s strength was a significant factor here as well. Without this currency effect, international bonds advanced modestly.

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2015
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.94%	1.71%	3.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	2.88	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

Stocks
Russell 1000 Index (Large-caps)	-0.61%	12.66%	13.42%
Russell 2000 Index (Small-caps)	1.25	11.02	11.73
Russell 3000 Index (Broad U.S. market)	-0.49	12.53	13.28
FTSE All-World ex US Index (International)	-11.34	2.87	2.19

CPI
Consumer Price Index	-0.04%	0.93%	1.73%

The Fed’s 0%–0.25% target for short-term interest rates continued to limit returns for money market funds and savings accounts.

China’s economic woes weighed on global stocks

The broad U.S. stock market returned –0.49% for the 12 months. The final two months were especially rocky as investors worried in particular about the global ripple effects of slower economic growth in China.

For much of the fiscal year, investors were preoccupied with the possibility of an increase in short-term interest rates. On September 17, the Fed announced that it would hold rates steady for the time being, a decision that to some investors indicated the Fed’s concern about the fragility of global markets.

International stocks returned about –11% as the dollar’s strength against many foreign currencies weighed on results. Returns for emerging markets, which were especially hard hit by concerns about China, trailed those of the developed markets of the Pacific region and Europe.

The Federal Reserve didn’t find the right moment to raise rates

With the financial crisis in the rearview mirror and the economy showing more strength toward the end of 2014, the Fed ended its bond-buying program and seemed to edge closer to raising interest rates from the near-zero levels where they have been since late 2008.

Total Returns
Ten Years Ended September 30, 2015
Average
Annual Return
Institutional Short-Term Bond Fund Institutional Plus Shares	3.14%
Barclays U.S. 1–3 Year Government/Credit ex Baa Index	2.74
1–5 Year Investment Grade Debt Funds Average	2.53
1–5 Year Investment Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Institutional Intermediate-Term Bond Fund Institutional Plus Shares	4.24%
Barclays U.S. Intermediate Aggregate ex Baa Index	4.26

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

But amid severe winter weather and a West Coast port strike, growth ground almost to a halt. The oil price slide and the strong U.S. dollar helped push inflation even further below the Fed’s target of 2%.

International developments also muddied the picture, including flare-ups in the Greek debt crisis and repercussions from events in China—notably the surprise devaluation of China’s currency, the sharp correction in mainland China stock markets, and the downturn in manufacturing.

Collectively, these concerns helped fuel demand for intermediate- and long-term Treasuries, although the prospect of a Fed rate hike hurt their very-short-term counterparts. That trend was reflected in Treasury yields: The yield of the 2-year bill rose 8 basis points over the fiscal year to 0.65%, while the yield of the 3-year note fell 10 basis points to 0.93%; yields further out on the maturity spectrum fell as well. (A basis point is one-hundredth of a percentage point.) Because yields and prices move in opposite directions, prices of Treasuries rose for all but some of the shortest maturities.

Corporate bonds reacted differently—the increase in market volatility made investors more reluctant to take on credit risk in exchange for higher yields. As a result, the spread in their yields compared with Treasuries widened over the period. This was especially true for bonds of companies active in the energy and metals and mining segments, given the drop in commodity prices.

Bond price increases accounted for a good portion of both funds’ returns for the fiscal year. They contributed roughly 1 percentage point to the Short-Term Fund’s result and well over 2 percentage points to the Intermediate-Term Fund’s.

Compared with their benchmarks, the Short-Term Fund outperformed while the Intermediate-Term Fund’s slight bias toward shorter maturities contributed to its modest lag.

Taking a longer-term look at performance of the funds

Over the past decade, which provides a better vantage point from which to judge a fund’s performance, the Short-Term Fund has produced an average annual return of 3.14%. That compares favorably with the fund’s benchmark, whose average annual return was 2.74% over the same period.

The Intermediate-Term Fund’s return was a heftier 4.24%. That was very close to the 4.26% return for its benchmark, which, like all indexes, incurs no expenses.

A dose of discipline is crucial when markets become volatile

Amid the volatility that has characterized the stock and bond markets recently, it’s important to remember that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping your long-term plans clearly in focus can help you weather these periodic storms.

As always, thank you for investing with Vanguard.

F. William McNabb III
Chairman and Chief Executive Officer
October 15, 2015

Institutional Short-Term Bond Fund

Fund Profile
As of September 30, 2015

Financial Attributes
		Barclays Barclays
		U.S. 1–3	U.S.
		Year Aggregate
		Gov/Credit	Float
		ex Baa	Adjusted
	Fund	Index	Index
Number of Bonds	836	1,203	9,611
Yield to Maturity
(before expenses)	1.1%	0.8%	2.3%
Average Coupon	1.7%	1.8%	3.2%
Average Duration	1.8 years	1.9 years	5.7 years
Average Effective
Maturity	2.2 years	1.9 years	7.9 years
Ticker Symbol	VISTX	—	—
Expense Ratio[1]	0.02%	—	—
30-Day SEC Yield	1.16%	—	—
Short-Term Reserves 0.9%		—	—

Volatility Measures
	Barclays U.S. 1–3	Barclays U.S.
	Year Gov/Credit	Aggregate Float
	ex Baa Index	Adjusted Index
R-Squared	0.83	0.63
Beta	1.02	0.17

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Sector Diversification (% of portfolio)

Asset-Backed	25.0%
Commercial Mortgage-Backed	2.3
Finance	18.7
Foreign	9.4
Industrial	10.5
Treasury/Agency	32.0
Utilities	1.9
Other	0.2

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)

U.S. Government	30.8%
Aaa	29.9
Aa	14.2
A	21.6
Not Rated	3.5

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)

Under 1 Year	16.9%
1–3 Years	62.3
3–5 Years	16.4
5–7 Years	3.0
7–10 Years	1.4

1 The expense ratio shown is from the prospectus dated June 16, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the annualized expense ratio was 0.02%.

Institutional Short-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2005, Through September 30, 2015
Initial Investment of $10,000,000

		Average Annual Total Returns
	Periods Ended September 30, 2015			Final Value of
	One	Five	Ten	a $10,000,000
	Year	Years	Years	Investment
Institutional Short-Term Bond Fund
Institutional Plus Shares	1.30%	1.30%	3.14%	$13,620,172
Barclays U.S. 1–3 Year Government/Credit
ex Baa Index	1.24	0.95	2.74	13,109,845
1–5 Year Investment Grade Debt
Funds Average	0.65	1.54	2.53	12,843,504
Spliced Barclays U.S. Aggregate
Float Adjusted Index	2.83	3.09	4.65	15,747,584

For a benchmark description, see the Glossary.
1–5 Year Investment Grade Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The Fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust
Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the Fund in connection with the Fund’s commencement of operations on or about June 19, 2015. The performance of the Fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the Fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the Fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the Fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The Fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940.
If the predecessor trust had been an investment company, its performance may have been different.

See Financial Highlights for dividend and capital gains information.

Institutional Short-Term Bond Fund

Fiscal-Year Total Returns (%): September 30, 2005, Through September 30, 2015

				Barclays U. S.
				1–3 Year
				Gov/Credit
	Institutional Plus Shares			ex Baa Index
	Income	Capital	Total	Total
Fiscal Year	Returns	Returns	Returns	Returns
2006	0.00%	4.23%	4.23%	3.89%
2007	0.00	5.57	5.57	5.67
2008	0.00	2.86	2.86	4.57
2009	0.00	8.70	8.70	5.70
2010	0.00	3.76	3.76	3.03
2011	0.00	1.31	1.31	1.23
2012	0.00	2.21	2.21	1.16
2013	0.00	0.67	0.67	0.50
2014	0.00	1.04	1.04	0.65
2015	0.35	0.95	1.30	1.24

The Fund is the successor to VFTC Short-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary Trust
Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the Fund in connection with the Fund’s commencement of operations on or about June 19, 2015. The performance of the Fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the Fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the Fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the Fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The Fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940.
If the predecessor trust had been an investment company, its performance may have been different.

Institutional Short-Term Bond Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (31.7%)
U.S. Government Securities (10.0%)
[1]	United States Treasury Note/Bond	0.625%	7/15/16	15,250	15,288
	United States Treasury Note/Bond	0.625%	8/15/16	12,300	12,329
	United States Treasury Note/Bond	0.875%	9/15/16	35,600	35,767
	United States Treasury Note/Bond	0.500%	9/30/16	2,100	2,102
	United States Treasury Note/Bond	0.625%	12/15/16	102,000	102,223
	United States Treasury Note/Bond	0.875%	1/31/17	219,800	220,934
	United States Treasury Note/Bond	0.625%	8/31/17	35,000	35,000
	United States Treasury Note/Bond	0.625%	9/30/17	114,900	114,865
	United States Treasury Note/Bond	0.875%	10/15/17	21,830	21,922
[2]	United States Treasury Note/Bond	0.875%	11/15/17	10,200	10,238
	United States Treasury Note/Bond	2.250%	11/30/17	77,200	79,733
[3]	United States Treasury Note/Bond	1.000%	12/15/17	78,050	78,550
[3]	United States Treasury Note/Bond	0.875%	1/15/18	35,500	35,600
	United States Treasury Note/Bond	1.000%	2/15/18	11,400	11,462
	United States Treasury Note/Bond	0.875%	7/15/18	29,500	29,505
	United States Treasury Note/Bond	1.000%	9/15/18	216,400	216,941
[2]	United States Treasury Note/Bond	1.625%	12/31/19	950	965
	United States Treasury Note/Bond	1.375%	3/31/20	200	201
	United States Treasury Note/Bond	1.375%	4/30/20	30	30
					1,023,655
Agency Bonds and Notes (21.7%)
[4]	AID-Jordan	2.578%	6/30/22	13,750	14,148
[5]	Federal Farm Credit Banks	0.350%	11/4/15	11,000	11,002
[5]	Federal Farm Credit Banks	1.500%	11/16/15	27,500	27,548
[5]	Federal Farm Credit Banks	1.110%	2/20/18	26,000	26,171
[5]	Federal Home Loan Banks	0.375%	2/19/16	101,750	101,824
[5]	Federal Home Loan Banks	1.000%	3/11/16	13,750	13,798
[5]	Federal Home Loan Banks	0.500%	9/28/16	156,600	156,722
[5]	Federal Home Loan Banks	0.625%	11/23/16	76,750	76,893
[5]	Federal Home Loan Banks	1.625%	12/9/16	10,500	10,642
[5]	Federal Home Loan Banks	4.750%	12/16/16	10,000	10,512
[5]	Federal Home Loan Banks	0.875%	3/10/17	38,100	38,266
[5]	Federal Home Loan Banks	0.625%	5/30/17	18,750	18,751
[5]	Federal Home Loan Banks	0.750%	8/28/17	112,600	112,769
[6]	Federal Home Loan Mortgage Corp.	0.400%	3/15/16	101,000	101,086
[6]	Federal Home Loan Mortgage Corp.	5.250%	4/18/16	16,500	16,951
[6]	Federal Home Loan Mortgage Corp.	0.500%	5/13/16	11,250	11,266
[6]	Federal Home Loan Mortgage Corp.	2.000%	8/25/16	65,400	66,344

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[6]	Federal Home Loan Mortgage Corp.	0.500%	1/27/17	254,350	254,246
[6]	Federal Home Loan Mortgage Corp.	0.875%	2/22/17	148,000	148,664
[6]	Federal Home Loan Mortgage Corp.	1.000%	3/8/17	240,300	241,807
[6]	Federal Home Loan Mortgage Corp.	0.750%	7/14/17	37,500	37,586
[6]	Federal Home Loan Mortgage Corp.	1.000%	9/29/17	35,000	35,207
[6]	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	177,450	177,246
[6]	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	50,000	50,975
[6]	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	25,000	24,950
[6]	Federal National Mortgage Assn.	5.000%	3/15/16	47,750	48,790
[6]	Federal National Mortgage Assn.	0.500%	3/30/16	4,500	4,506
[6]	Federal National Mortgage Assn.	0.625%	8/26/16	2,350	2,355
[6]	Federal National Mortgage Assn.	1.375%	11/15/16	40,150	40,565
[6]	Federal National Mortgage Assn.	1.250%	1/30/17	3,000	3,029
[6]	Federal National Mortgage Assn.	5.000%	2/13/17	8,250	8,750
[6]	Federal National Mortgage Assn.	1.125%	4/27/17	46,450	46,845
[6]	Federal National Mortgage Assn.	5.000%	5/11/17	19,000	20,338
[6]	Federal National Mortgage Assn.	5.375%	6/12/17	35,600	38,447
[6]	Federal National Mortgage Assn.	1.000%	9/27/17	18,500	18,613
[6]	Federal National Mortgage Assn.	0.875%	10/26/17	5,250	5,267
[6]	Federal National Mortgage Assn.	0.875%	12/20/17	3,750	3,758
[6]	Federal National Mortgage Assn.	1.125%	7/20/18	83,000	83,483
[6]	Federal National Mortgage Assn.	1.125%	10/19/18	97,750	98,104
[6]	Federal National Mortgage Assn.	1.750%	9/12/19	13,250	13,487
[6]	Federal National Mortgage Assn.	1.500%	6/22/20	7,200	7,216
					2,228,927
Conventional Mortgage-Backed Securities (0.0%)
[6,7] Freddie Mac Gold Pool		6.000%	4/1/28	14	15
Total U.S. Government and Agency Obligations (Cost $3,243,047)					3,252,597
Asset-Backed/Commercial Mortgage-Backed Securities (27.0%)
[7]	AEP Texas Central Transition Funding III LLC
	2012-1	0.880%	12/1/18	6,795	6,773
[7]	Ally Auto Receivables Trust 2014-SN1	0.950%	6/20/18	13,601	13,609
[7]	Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	19,400	19,445
[7]	Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	5,445	5,468
[7]	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	6,230	6,292
[7]	Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	10,990	11,054
[7]	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	33,047	33,186
[7]	Ally Master Owner Trust Series 2014-1	0.677%	1/15/19	16,509	16,493
[7]	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	20,121	20,152
[7]	Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	42,211	42,316
[7]	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	24,060	24,195
[7]	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	72,490	72,776
[7]	American Express Credit Account Secured Note
	Trust 2012-4	0.447%	5/15/20	30,038	29,987
[7]	American Express Credit Account Secured Note
	Trust 2013-1	0.627%	2/16/21	23,451	23,482
[7]	American Express Credit Account Secured Note
	Trust 2013-2	0.627%	5/17/21	12,663	12,674
[7]	American Express Credit Account Secured Note
	Trust 2013-3	0.577%	12/15/21	38,834	38,733
[7]	American Express Issuance Trust II 2013-1	0.487%	2/15/19	38,477	38,417
[7]	American Express Issuance Trust II 2013-2	0.637%	8/15/19	11,072	11,091
[7,8] Americold 2010 LLC Trust Series 2010-ART		4.954%	1/14/29	4,021	4,520
[7,8,9] Arran Residential Mortgages Funding 2010-1 plc		1.721%	5/16/47	1,128	1,128
[7,8,9] Arran Residential Mortgages Funding 2011-1 plc		1.783%	11/19/47	1,178	1,179

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[7,8] Aventura Mall Trust 2013-AVM		3.867%	12/5/32	559	597
[7]	BA Credit Card Trust 2014-A1	0.587%	6/15/21	84,098	83,848
[7]	Banc of America Commercial Mortgage Trust
	2015-UBS7	3.705%	9/15/48	530	556
[7,8,9] Bank of America Student Loan Trust 2010-1A		1.095%	2/25/43	6,628	6,537
	Bank of Nova Scotia	1.850%	4/14/20	20,490	20,462
[7]	Bear Stearns Commercial Mortgage Securities
	Trust 2006-PWR13	5.533%	9/11/41	2,153	2,214
[7]	Bear Stearns Commercial Mortgage Securities
	Trust 2007-PWR16	5.843%	6/11/40	283	284
[7]	Bear Stearns Commercial Mortgage Securities
	Trust 2007-PWR16	5.895%	6/11/40	6,178	6,527
[7]	Bear Stearns Commercial Mortgage Securities
	Trust 2007-TOP28	5.710%	9/11/42	2,946	3,150
[7,8] BMW Floorplan Master Owner Trust 2015-1A		0.707%	7/15/20	24,145	24,071
[7,9] Brazos Higher Education Authority Inc. Series
	2005-3	0.525%	6/25/26	3,479	3,421
[7,9] Brazos Higher Education Authority Inc. Series
	2010-1	1.229%	5/25/29	4,474	4,487
[7,9] Brazos Higher Education Authority Inc. Series
	2011-1	1.129%	2/25/30	5,987	5,956
[7]	Cabela’s Credit Card Master Note Trust 2015-1A	2.260%	3/15/23	5,500	5,607
[7]	Cabela’s Credit Card Master Note Trust 2015-2A	0.877%	7/17/23	12,475	12,482
[8]	Canadian Imperial Bank of Commerce	2.250%	7/21/20	15,060	15,257
[7,9] Capital One Multi-asset Execution Trust 2007-A5		0.247%	7/15/20	7,091	7,045
[7]	Capital One Multi-Asset Execution Trust 2014-A3	0.587%	1/18/22	38,989	38,959
[7]	Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	38,740	39,280
[7]	Capital One Multi-asset Execution Trust 2015-A4	2.750%	5/15/25	30,370	31,272
[7]	Carmax Auto Owner Trust 2014-4	1.810%	7/15/20	8,300	8,409
[7]	Carmax Auto Owner Trust 2015-1	1.830%	7/15/20	3,070	3,105
[7]	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	6,530	6,588
[7]	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	5,075	5,142
[7]	CenterPoint Energy Transition Bond Co. IV LLC
	2012-1	2.161%	10/15/21	11,516	11,731
[7,8] CFCRE Commercial Mortgage Trust 2011-C2		5.760%	12/15/47	1,609	1,888
[7]	Chase Issuance Trust 2013-A6	0.627%	7/15/20	14,070	14,081
[7]	Chase Issuance Trust 2013-A9	0.627%	11/16/20	46,901	46,928
[7]	Chase Issuance Trust 2014-A2	2.770%	3/15/23	21,012	21,890
[7,8] Chrysler Capital Auto Receivables Trust 2013-AA		1.340%	12/17/18	8,553	8,587
[7,8] Cit Equipment Collateral 2013-VT1		1.130%	7/20/20	22,148	22,159
[7,9] Citibank Credit Card Issuance Trust 2008-A2		1.345%	1/23/20	30,955	31,507
[7]	Citibank Credit Card Issuance Trust 2008-A7	1.591%	5/20/20	2,509	2,574
[7]	Citibank Credit Card Issuance Trust 2013-A2	0.476%	5/26/20	62,906	62,719
[7]	Citibank Credit Card Issuance Trust 2013-A2	0.633%	9/10/20	88,456	88,505
[7]	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	41,086	43,075
[7]	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	49,225	50,233
[7]	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	1,526	1,570
[7]	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	1,295	1,334
[7,8] Citigroup Commercial Mortgage Trust 2012-GC8		3.683%	9/10/45	349	367
[7]	Citigroup Commercial Mortgage Trust 2013-GC11	1.987%	4/10/46	3,883	3,919
[7]	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	1,270	1,296
[7]	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	355	382
[7]	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	2,830	3,055
[7]	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	66	69
[7]	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	487	519
[7]	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	395	414

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[7]	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	135	142
[7]	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	490	502
[7]	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	2,570	2,683
[7]	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	2,135	2,199
[7]	CNH Equipment Trust 2041-A	1.500%	5/15/20	15,196	15,301
[7]	COBALT CMBS Commercial Mortgage Trust
	2007-C2	5.484%	4/15/47	5,523	5,772
[7]	COMM 15-CR22 Mortgage Trust	3.309%	3/10/48	440	447
[7]	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	1,662	1,716
[7]	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	8,510	8,755
[7]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	492	508
[7]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	700	745
[7]	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	1,287	1,302
[7]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	1,075	1,094
[7]	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	396	399
[7]	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	760	825
[7]	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	665	730
[7]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	673	716
[7]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	965	1,051
[7]	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	880	966
[7]	COMM 2013-CCRE9 Mortgage Trust	4.376%	7/10/45	3,495	3,852
[7,8] COMM 2013-CCRE9 Mortgage Trust		4.400%	7/10/45	2,461	2,668
[7,8] COMM 2013-LC13 Mortgage Trust		3.774%	8/10/46	516	556
[7]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	130	143
[7]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	828	845
[7,8] COMM 2013-SFS Mortgage Trust		3.086%	4/12/35	1,009	1,019
[7]	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	349	375
[7]	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	347	381
[7]	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	341	367
[7]	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	272	291
[7]	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	100	106
[7]	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	2,745	2,900
[7]	COMM 2014-CR20 Mortgage Trust	3.590%	11/10/47	1,450	1,510
[7]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,400	1,489
[7]	COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	30	31
[7]	COMM 2015-CR24 Mortgage Trust	3.445%	8/10/55	300	315
[7]	COMM 2015-CR24 Mortgage Trust	3.696%	8/10/55	2,580	2,700
[7]	COMM 2015-CR25 Mortgage Trust	3.759%	8/10/48	640	670
[7]	COMM 2015-CR26 Mortgage Trust	3.788%	10/10/48	4,960	5,109
[8]	Commonwealth Bank of Australia	2.000%	6/18/19	21,387	21,615
[8]	Commonwealth Bank of Australia	2.125%	7/22/20	15,300	15,393
[7]	CSAIL Commercial Mortgage Trust 2015-C3	3.718%	8/15/48	1,300	1,360
[7]	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	40,670	40,813
[7]	Discover Card Execution Note Trust 2013-A1	0.507%	8/17/20	26,717	26,646
[7]	Discover Card Execution Note Trust 2013-A6	0.657%	4/15/21	16,718	16,748
[8]	DNB Boligkreditt AS	1.450%	3/21/18	4,035	4,042
[7,8] Enterprise Fleet Financing LLC Series 2012-2		0.930%	4/20/18	2,218	2,218
[7,8] Enterprise Fleet Financing LLC Series 2013-2		1.510%	3/20/19	5,817	5,821
[7,8] Enterprise Fleet Financing LLC Series 2015-2		2.090%	2/22/21	12,450	12,585
[7]	First National Master Note Trust 2013-2	0.737%	10/15/19	13,527	13,537
[7]	First National Master Note Trust 2015-1	0.974%	9/15/20	10,640	10,644
[7]	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	5,400	5,412
[7,8] Ford Credit Auto Owner Trust 2014-1		2.260%	11/15/25	13,150	13,360
[7]	Ford Credit Auto Owner Trust 2014-C	1.560%	2/15/20	5,260	5,304
[7,8] Ford Credit Auto Owner Trust 2015-2		2.440%	1/15/27	37,000	37,677
[7]	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	16,855	16,961

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[7]	Ford Credit Floorplan Master Owner Trust A
	Series 2012-2	1.920%	1/15/19	5,159	5,216
[7]	Ford Credit Floorplan Master Owner Trust A
	Series 2012-5	1.490%	9/15/19	30,271	30,399
[7]	Ford Credit Floorplan Master Owner Trust A
	Series 2014-2	0.707%	2/15/21	42,840	42,668
[7]	Ford Credit Floorplan Master Owner Trust A
	Series 2015-2	1.980%	1/15/22	4,410	4,412
[7]	Ford Credit Floorplan Master Owner Trust A
	Series 2015-5	2.390%	8/15/22	36,500	36,939
[7]	GE Capital Credit Card Master Note Trust Series
	2012-2	2.220%	1/15/22	16,577	16,927
[7]	GE Capital Credit Card Master Note Trust Series
	2012-6	1.360%	8/17/20	31,532	31,643
[7,9] GE Dealer Floorplan Master Note Trust Series
	2012-2	0.966%	4/22/19	5,326	5,331
[7]	GE Dealer Floorplan Master Note Trust Series
	2014-1	0.596%	7/20/19	38,600	38,413
[7]	GE Dealer Floorplan Master Note Trust Series
	2014-2	0.666%	10/20/19	20,200	20,101
[7]	GE Dealer Floorplan Master Note Trust Series
	2015-2	0.866%	1/20/22	7,720	7,691
[7,8] GM Financial Leasing Trust 2014-1A		1.300%	5/21/18	16,750	16,806
[7]	GM Financial Leasing Trust 2015-1	1.730%	6/20/19	3,120	3,149
[7,8] Golden Credit Card Trust 2012-2A		1.770%	1/15/19	27,222	27,424
[7,8] Golden Credit Card Trust 2014-2A		0.657%	3/15/21	25,233	25,176
[7,8] Great America Leasing Receivables 2013-1		1.160%	5/15/18	4,756	4,762
[7,8] Great America Leasing Receivables 2014-1		1.470%	8/15/20	4,690	4,705
[7]	GS Mortgage Securities Trust 2006-GG8	5.560%	11/10/39	4,142	4,238
[7,8] GS Mortgage Securities Trust 2012-GC6		4.948%	1/10/45	117	132
[7]	GS Mortgage Securities Trust 2013-GC13	4.172%	7/10/46	1,790	1,957
[7]	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	1,558	1,593
[7]	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	3,195	3,441
[7]	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	150	157
[7]	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	1,070	1,127
[7]	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	6,992	6,989
[7]	Harley-Davidson Motorcycle Trust 2014-1	1.550%	10/15/21	23,451	23,623
[7,8] Hertz Vehicle Financing LLC 2015-3		2.670%	9/25/21	21,050	21,044
[7,8] Hilton USA Trust 2013-HLT		2.662%	11/5/30	746	745
[7]	Honda Auto Receivables 2014-4 Owner Trust	1.460%	10/15/20	3,580	3,603
[7,8] Hyundai Auto Lease Securitization Trust 2014-A		1.010%	9/15/17	18,667	18,685
[7]	Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	11,030	11,102
[9]	Illinois Student Assistance Commission Series
	2010-1	1.345%	4/25/22	3,527	3,528
[7,8] Irvine Core Office Trust 2013-IRV		3.279%	5/15/48	2,382	2,430
[7]	John Deere Owner Trust 2015-B	1.780%	6/15/22	1,845	1,856
[7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2006-LDP6	5.471%	4/15/43	4,295	4,344
[7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-LDP10	5.439%	1/15/49	3,054	3,182
[7,8] JP Morgan Chase Commercial Mortgage
	Securities Trust 2010-C1	4.608%	6/15/43	150	157
[7,8] JP Morgan Chase Commercial Mortgage
	Securities Trust 2010-C2	3.616%	11/15/43	275	285
[7,8] JP Morgan Chase Commercial Mortgage
	Securities Trust 2010-C2	4.070%	11/15/43	478	514

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[7,8] JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.388%	2/15/46	2,143	2,273
[7,8] JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.717%	2/15/46	4,070	4,515
[7,8] JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C5	5.500%	8/15/46	673	772
[7,8] JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-RR1	4.717%	3/16/46	6,791	7,586
[7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	2.829%	10/15/45	559	568
[7,8] JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	3.424%	10/15/45	673	694
[7,8] JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-HSBC	3.093%	7/5/32	1,062	1,087
[7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	3.994%	1/15/46	3,009	3,252
[7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.674%	12/15/46	469	498
[7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.881%	12/15/46	205	220
[7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	4.166%	12/15/46	1,000	1,092
[7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	1.855%	4/15/46	3,883	3,912
[7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	2.960%	4/15/46	1,351	1,371
[7]	JPMBB Commercial Mortgage Securities Trust
	2013-C12	3.664%	7/15/45	2,719	2,880
[7]	JPMBB Commercial Mortgage Securities Trust
	2013-C12	4.161%	7/15/45	1,425	1,519
[7]	JPMBB Commercial Mortgage Securities Trust
	2013-C14	3.761%	8/15/46	342	365
[7]	JPMBB Commercial Mortgage Securities Trust
	2013-C14	4.133%	8/15/46	210	229
[7]	JPMBB Commercial Mortgage Securities Trust
	2013-C15	3.659%	11/15/45	194	206
[7]	JPMBB Commercial Mortgage Securities Trust
	2013-C17	4.199%	1/15/47	1,856	2,028
[7]	JPMBB Commercial Mortgage Securities Trust
	2014-C18	4.079%	2/15/47	40	43
[7]	JPMBB Commercial Mortgage Securities Trust
	2014-C18	4.439%	2/15/47	544	589
[7]	JPMBB Commercial Mortgage Securities Trust
	2014-C21	3.428%	8/15/47	60	63
[7]	JPMBB Commercial Mortgage Securities Trust
	2014-C24	3.639%	11/15/47	970	1,017
	Kentucky Higher Education Student Loan Corp.
	2013-2	0.797%	9/1/28	11,872	11,779
[7,8] Lanark Master Issuer plc 2012-2A		1.729%	12/22/54	18,881	18,931
[7,8] Lanark Master Issuer plc 2013-1A		0.829%	12/22/54	25,928	25,887
[7]	LB-UBS Commercial Mortgage Trust 2006-C3	5.641%	3/15/39	5,319	5,344
[7]	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	3,433	3,530
[7]	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	1,974	2,035
[7]	LB-UBS Commercial Mortgage Trust 2008-C1	6.269%	4/15/41	3,535	3,834
[7,8] M&T Bank Auto Receivables Trust 2013-1A		1.570%	8/15/18	10,430	10,493
[7,8] Macquarie Equipment Funding Trust 2012-A		0.850%	10/22/18	864	865

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[7,9] MBNA Credit Card Master Note Trust 2004-A3		0.467%	8/16/21	4,073	4,052
[7]	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	770	788
[7]	ML-CFC Commercial Mortgage Trust 2006-2	6.060%	6/12/46	2,483	2,527
[7]	ML-CFC Commercial Mortgage Trust 2007-6	5.331%	3/12/51	813	812
[7,8] MMAF Equipment Finance LLC 2009-A		3.510%	1/15/30	81	81
[7,8] MMAF Equipment Finance LLC 2011-A		2.100%	7/15/17	6,088	6,107
[7,8] MMAF Equipment Finance LLC 2011-A		3.040%	8/15/28	8,922	9,116
[7,8] MMAF Equipment Finance LLC 2012-A		1.680%	5/11/20	8,508	8,588
[7,8] MMAF Equipment Finance LLC 2012-A		1.980%	6/10/32	3,988	4,028
[7,8] MMAF Equipment Finance LLC 2012-A		2.570%	6/9/33	7,037	7,253
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C5	3.176%	8/15/45	1,670	1,726
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C5	3.792%	8/15/45	337	355
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C6	2.858%	11/15/45	896	908
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C10	4.218%	7/15/46	4,024	4,383
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	3.960%	8/15/46	660	715
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	4.362%	8/15/46	130	142
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C12	3.824%	10/15/46	388	415
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C13	4.039%	11/15/46	75	81
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C14	4.064%	2/15/47	194	209
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C14	4.384%	2/15/47	194	210
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C15	4.051%	4/15/47	690	743
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C16	3.892%	6/15/47	2,044	2,175
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C16	4.094%	6/15/47	361	383
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C22	3.306%	4/15/48	1,005	1,021
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C23	3.719%	7/15/50	2,600	2,722
[7]	Morgan Stanley Capital I Trust 2006-HQ9	5.728%	7/12/44	5,523	5,660
[7]	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	1,924	1,989
[7,8] Morgan Stanley Capital I Trust 2012-STAR		3.201%	8/5/34	1,578	1,620
[7]	Navient Student Loan Trust 2014-1	0.705%	6/25/31	8,000	7,641
[7]	Navient Student Loan Trust 2014-1	0.945%	2/25/39	1,770	1,674
[7]	Navient Student Loan Trust 2014-8	0.634%	4/25/23	30,970	30,430
[7]	Navient Student Loan Trust 2015-1	0.794%	4/25/40	5,150	4,983
[7]	Navient Student Loan Trust 2015-3	0.844%	6/26/56	16,600	16,583
[7]	Nissan Auto Lease Trust 2014-A	1.040%	10/15/19	18,761	18,790
[7]	Nissan Auto Lease Trust 2015-A	1.580%	5/17/21	3,085	3,106
[7]	Nissan Auto Receivables 2015-B Owner Trust	1.500%	9/15/21	27,560	27,688
[7]	Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	2,970	3,006
[7]	Nissan Master Owner Trust Receivables Series
	2015-A	1.440%	1/15/20	2,400	2,408
[8]	Norddeutsche Landesbank Girozentrale	2.000%	2/5/19	15,050	15,234

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[9]	North Carolina State Education Assistance
	Authority 2011-1	1.181%	1/26/26	3,519	3,505
[7]	North Carolina State Education Assistance
	Authority 2011-2	1.076%	7/25/25	5,926	5,884
[7,8] OBP Depositor LLC Trust 2010-OBP		4.646%	7/15/45	602	677
	Royal Bank of Canada	1.875%	2/5/20	4,900	4,897
[7,9] SLM Student Loan Trust 2003-14		0.525%	1/25/23	11,592	11,454
[7,9] SLM Student Loan Trust 2004-3		0.465%	7/25/23	6,650	6,495
[7,9] SLM Student Loan Trust 2005-5		0.395%	4/25/25	12,710	12,464
[7,9] SLM Student Loan Trust 2005-6		0.405%	7/27/26	3,559	3,508
[7,9] SLM Student Loan Trust 2006-5		0.405%	1/25/27	5,631	5,468
[7,9] SLM Student Loan Trust 2007-1		0.385%	1/26/26	6,425	6,105
[7]	SLM Student Loan Trust 2012-1	1.144%	9/25/28	7,317	7,327
[7]	SLM Student Loan Trust 2012-3	0.844%	12/26/25	4,122	4,000
[7]	SLM Student Loan Trust 2012-7	0.474%	9/25/19	3,551	3,514
[7]	SLM Student Loan Trust 2013-3	0.494%	5/26/20	21,146	21,125
[7]	SLM Student Loan Trust 2013-3	0.694%	4/26/27	18,766	18,478
[7]	SLM Student Loan Trust 2013-5	0.794%	10/25/27	10,004	10,061
[7]	SLM Student Loan Trust 2013-6	0.694%	2/25/21	22,513	22,264
[7]	SLM Student Loan Trust 2013-6	0.844%	6/26/28	14,484	14,348
[7]	SLM Student Loan Trust 2014-1	0.574%	7/26/21	17,081	16,903
[7]	SLM Student Loan Trust 2014-2	0.784%	3/26/29	34,186	32,723
[7]	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	1,878	1,876
[7]	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	2,596	2,598
[7]	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	5,146	5,140
[7]	SMART ABS Series 2014-1US Trust	1.680%	12/14/19	4,409	4,414
[7,9] South Carolina Student Loan Corp. Revenue
	2010-1	1.295%	7/25/25	4,379	4,407
[8]	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	3,097	3,087
[7,8] SpareBank 1 Boligkreditt AS		1.750%	11/15/20	8,341	8,294
[8]	Swedbank Hypotek AB	1.375%	3/28/18	3,868	3,867
[7]	Synchrony Credit Card Master Note Trust 2014-1	1.610%	11/15/20	44,200	44,523
[7]	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	12,680	12,960
[7]	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	14,360	14,441
[7]	Synchrony Credit Card Master Note Trust 2015-3	2.380%	9/15/23	21,730	21,730
[7]	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	192	206
[7,8] UBS-BAMLL Trust 2012-WRM		3.663%	6/10/30	2,772	2,874
[7]	UBS-Barclays Commercial Mortgage Trust
	2012-C4	2.850%	12/10/45	1,018	1,027
[7,8] VNO 2012-6AVE Mortgage Trust		2.996%	11/15/30	2,552	2,576
[7]	Volkswagen Auto Lease Trust 2014-A	0.990%	7/20/18	9,943	9,932
[7]	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C29	5.297%	11/15/48	3,267	3,382
[7]	Wells Fargo Commercial Mortgage Trust
	2012-LC5	2.918%	10/15/45	725	738
[7]	Wells Fargo Commercial Mortgage Trust
	2012-LC5	3.539%	10/15/45	259	269
[7]	Wells Fargo Commercial Mortgage Trust
	2013-LC12	3.928%	7/15/46	407	439
[7]	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.218%	7/15/46	1,743	1,908
[7]	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.435%	7/15/46	272	296
[7]	Wells Fargo Commercial Mortgage Trust
	2015-C26	2.991%	2/15/48	120	122

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[7]	Wells Fargo Commercial Mortgage Trust
	2015-C26	3.166%	2/15/48	240	241
[7]	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.400%	6/15/48	400	416
[7]	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.637%	6/15/48	6,400	6,651
[7]	Wells Fargo Commercial Mortgage Trust
	2015-C30	3.411%	9/15/58	2,960	3,025
[7]	Wells Fargo Commercial Mortgage Trust
	2015-C30	3.664%	9/15/58	1,770	1,844
[7]	Wells Fargo Commercial Mortgage Trust
	2015-Lc22	3.839%	9/15/58	2,520	2,655
[7]	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.556%	12/15/47	250	262
[7]	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.789%	12/15/47	1,240	1,302
[8]	Westpac Banking Corp.	1.850%	11/26/18	13,270	13,369
[7,8] WFRBS Commercial Mortgage Trust 2011-C3		4.375%	3/15/44	1,199	1,316
[7]	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	1,166	1,224
[7]	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	584	628
[7]	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	751	768
[7]	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	3,180	3,221
[7]	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	440	453
[7]	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	464	496
[7]	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	440	480
[7]	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	167	177
[7]	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	442	471
[7]	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	878	958
[7]	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	70	76
[7]	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	600	639
[7]	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	1,090	1,135
[7]	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	20	21
[7]	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	438	473
[7]	World Financial Network Credit Card Master Note
	Trust Series 2012-D	2.150%	4/17/23	20,637	20,965
[7]	World Financial Network Credit Card Master Note
	Trust Series 2013-A	1.610%	12/15/21	6,191	6,225
[7]	World Financial Network Credit Card Master Note
	Trust Series 2014-A	0.587%	12/15/19	29,548	29,547
[7]	World Financial Network Credit Card Master Note
	Trust Series 2015-A	0.687%	2/15/22	11,160	11,129
[7]	World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	6,400	6,425
[7]	World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	12,760	12,860
[7]	World Omni Automobile Lease Securitization
	Trust 2015-A	1.730%	12/15/20	3,200	3,221
[7,8] World Omni Master Owner Trust 2013-1		0.557%	2/15/18	13,393	13,389
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $2,763,738)					2,773,035
Corporate Bonds (30.8%)
Finance (18.5%)
	Banking (16.6%)
	Abbey National Treasury Services plc	1.375%	3/13/17	22,170	22,171
	Abbey National Treasury Services plc	1.650%	9/29/17	15,910	15,984
	Abbey National Treasury Services plc	3.050%	8/23/18	7,300	7,538
	Abbey National Treasury Services plc	2.000%	8/24/18	10,115	10,159
[8]	ABN AMRO Bank NV	2.500%	10/30/18	2,750	2,794

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	American Express Credit Corp.	2.800%	9/19/16	21,530	21,903
	American Express Credit Corp.	1.550%	9/22/17	3,000	3,004
[8]	Australia & New Zealand Banking Group Ltd.	3.250%	3/1/16	13,320	13,461
	Australia & New Zealand Banking Group Ltd.	1.250%	1/10/17	9,640	9,683
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	4,590	4,636
	Bank of America Corp.	3.750%	7/12/16	10,190	10,387
	Bank of America Corp.	5.750%	12/1/17	3,090	3,338
	Bank of America Corp.	2.000%	1/11/18	2,732	2,747
	Bank of America Corp.	6.875%	4/25/18	1,517	1,696
	Bank of America Corp.	6.500%	7/15/18	8,149	9,103
	Bank of America Corp.	2.600%	1/15/19	23,449	23,700
	Bank of America Corp.	2.650%	4/1/19	3,210	3,247
	Bank of America NA	1.125%	11/14/16	6,430	6,433
	Bank of America NA	1.250%	2/14/17	37,470	37,492
	Bank of America NA	1.650%	3/26/18	15,965	15,960
	Bank of America NA	1.750%	6/5/18	11,100	11,058
	Bank of Montreal	2.500%	1/11/17	6,143	6,253
	Bank of Montreal	1.300%	7/14/17	6,000	6,015
	Bank of Montreal	1.400%	4/10/18	2,830	2,812
	Bank of Montreal	1.800%	7/31/18	6,855	6,878
	Bank of New York Mellon Corp.	4.600%	1/15/20	2,300	2,529
	Bank of Nova Scotia	1.375%	7/15/16	14,160	14,238
	Bank of Nova Scotia	2.550%	1/12/17	12,900	13,137
	Bank of Nova Scotia	1.300%	7/21/17	30,420	30,484
	Bank of Nova Scotia	1.375%	12/18/17	3,625	3,619
	Bank of Nova Scotia	1.700%	6/11/18	10,900	10,882
	Bank of Nova Scotia	2.050%	10/30/18	9,095	9,180
[8]	Bank of Tokyo-Mitsubishi UFJ Ltd.	1.200%	3/10/17	18,370	18,295
[8]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.150%	9/14/18	6,240	6,280
[8]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	5,392	5,449
	Bear Stearns Cos. LLC	4.650%	7/2/18	9,122	9,760
	BNP Paribas SA	1.250%	12/12/16	11,940	11,941
	BNP Paribas SA	1.375%	3/17/17	22,217	22,234
	BNP Paribas SA	2.375%	9/14/17	2,735	2,780
	BPCE SA	1.625%	2/10/17	27,385	27,488
	BPCE SA	1.625%	1/26/18	11,489	11,492
	BPCE SA	2.500%	12/10/18	3,670	3,742
	Branch Banking & Trust Co.	1.000%	4/3/17	5,510	5,491
	Canadian Imperial Bank of Commerce	1.350%	7/18/16	8,260	8,302
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	1,255	1,259
	Citigroup Inc.	3.953%	6/15/16	6,885	7,024
	Citigroup Inc.	1.350%	3/10/17	7,350	7,337
	Citigroup Inc.	1.750%	5/1/18	5,831	5,794
	Citigroup Inc.	2.150%	7/30/18	11,122	11,160
	Citigroup Inc.	2.550%	4/8/19	4,310	4,349
[8]	Commonwealth Bank of Australia	3.250%	3/17/16	15,150	15,333
	Commonwealth Bank of Australia	1.125%	3/13/17	27,520	27,545
	Commonwealth Bank of Australia	1.400%	9/8/17	22,300	22,410
	Commonwealth Bank of Australia	1.900%	9/18/17	7,680	7,757
	Commonwealth Bank of Australia	1.625%	3/12/18	7,300	7,311
	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA	3.375%	1/19/17	9,730	10,001
	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA	1.700%	3/19/18	5,500	5,511
	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA	2.250%	1/14/19	11,020	11,134

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Credit Suisse	1.375%	5/26/17	9,470	9,452
	Credit Suisse	1.750%	1/29/18	12,090	12,083
	Credit Suisse	1.700%	4/27/18	13,685	13,636
	Deutsche Bank AG	1.400%	2/13/17	16,830	16,798
	Deutsche Bank AG	1.350%	5/30/17	13,770	13,691
	Deutsche Bank AG	1.875%	2/13/18	12,300	12,266
	Fifth Third Bank	2.150%	8/20/18	6,448	6,494
	Goldman Sachs Group Inc.	5.750%	10/1/16	3,950	4,131
	Goldman Sachs Group Inc.	6.250%	9/1/17	16,510	17,930
	Goldman Sachs Group Inc.	5.950%	1/18/18	12,770	13,932
	Goldman Sachs Group Inc.	2.375%	1/22/18	39,705	40,185
	Goldman Sachs Group Inc.	6.150%	4/1/18	24,760	27,234
	Goldman Sachs Group Inc.	2.900%	7/19/18	26,865	27,500
	Goldman Sachs Group Inc.	2.625%	1/31/19	11,570	11,730
	Goldman Sachs Group Inc.	2.550%	10/23/19	7,860	7,906
	HSBC USA Inc.	1.500%	11/13/17	9,630	9,613
	HSBC USA Inc.	1.625%	1/16/18	3,210	3,204
	JPMorgan Chase & Co.	1.125%	2/26/16	25,710	25,755
	JPMorgan Chase & Co.	3.450%	3/1/16	27,997	28,298
	JPMorgan Chase & Co.	3.150%	7/5/16	54,125	55,047
	JPMorgan Chase & Co.	1.350%	2/15/17	38,460	38,509
	JPMorgan Chase & Co.	2.000%	8/15/17	58,085	58,482
	JPMorgan Chase & Co.	6.000%	1/15/18	28,639	31,294
	JPMorgan Chase & Co.	1.800%	1/25/18	12,966	12,971
	JPMorgan Chase & Co.	1.700%	3/1/18	29,082	29,011
	JPMorgan Chase & Co.	2.200%	10/22/19	4,006	3,986
	JPMorgan Chase Bank NA	6.000%	10/1/17	11,790	12,742
	Lloyds Bank plc	4.200%	3/28/17	3,210	3,346
	Lloyds Bank plc	1.750%	5/14/18	6,160	6,155
	Manufacturers & Traders Trust Co.	1.250%	1/30/17	9,180	9,179
	Morgan Stanley	1.875%	1/5/18	6,400	6,418
	Morgan Stanley	2.125%	4/25/18	34,017	34,186
	Morgan Stanley	2.500%	1/24/19	6,470	6,559
	Morgan Stanley	2.375%	7/23/19	10,342	10,341
	MUFG Americas Holdings Corp.	1.625%	2/9/18	4,800	4,784
	MUFG Union Bank NA	5.950%	5/11/16	1,210	1,246
	MUFG Union Bank NA	3.000%	6/6/16	11,480	11,642
	MUFG Union Bank NA	1.500%	9/26/16	3,935	3,951
	MUFG Union Bank NA	2.125%	6/16/17	4,820	4,864
	MUFG Union Bank NA	2.625%	9/26/18	5,970	6,073
	MUFG Union Bank NA	2.250%	5/6/19	4,580	4,596
	National Australia Bank Ltd.	2.750%	3/9/17	3,670	3,753
	National Australia Bank Ltd.	1.875%	7/23/18	9,070	9,110
	National Australia Bank Ltd.	2.300%	7/25/18	3,860	3,923
[8]	Nordea Bank AB	1.875%	9/17/18	3,135	3,145
[8]	Nordea Bank AB	2.500%	9/17/20	4,860	4,896
	PNC Bank NA	1.150%	11/1/16	4,202	4,204
	PNC Bank NA	1.125%	1/27/17	6,620	6,623
	PNC Bank NA	1.500%	10/18/17	15,560	15,577
	PNC Bank NA	1.500%	2/23/18	11,800	11,771
	PNC Bank NA	1.600%	6/1/18	15,200	15,163
	PNC Funding Corp.	2.700%	9/19/16	7,953	8,060
	Royal Bank of Canada	2.300%	7/20/16	3,675	3,721
	Royal Bank of Canada	1.450%	9/9/16	6,430	6,474
	Royal Bank of Canada	1.400%	10/13/17	7,320	7,316
	Royal Bank of Canada	2.200%	7/27/18	10,136	10,293

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Royal Bank of Canada	1.800%	7/30/18	2,411	2,422
	Svenska Handelsbanken AB	3.125%	7/12/16	3,670	3,736
	Svenska Handelsbanken AB	2.250%	6/17/19	5,500	5,578
	Toronto-Dominion Bank	1.125%	5/2/17	11,020	11,046
	Toronto-Dominion Bank	1.625%	3/13/18	31,935	32,050
	Toronto-Dominion Bank	1.400%	4/30/18	5,340	5,319
	Toronto-Dominion Bank	1.750%	7/23/18	9,210	9,237
	UBS AG	5.875%	12/20/17	6,430	7,001
	UBS AG	1.800%	3/26/18	23,725	23,717
	US Bank NA	1.100%	1/30/17	4,130	4,136
	US Bank NA	1.375%	9/11/17	7,810	7,834
	US Bank NA	1.350%	1/26/18	6,175	6,176
	Wachovia Corp.	5.625%	10/15/16	4,590	4,802
	Wachovia Corp.	5.750%	6/15/17	12,900	13,846
	Wachovia Corp.	5.750%	2/1/18	12,660	13,839
	Wells Fargo & Co.	3.676%	6/15/16	21,885	22,345
	Wells Fargo & Co.	1.250%	7/20/16	10,977	11,018
	Wells Fargo & Co.	2.100%	5/8/17	8,870	8,993
	Wells Fargo & Co.	1.150%	6/2/17	6,900	6,899
	Wells Fargo & Co.	1.400%	9/8/17	14,380	14,398
	Wells Fargo & Co.	5.625%	12/11/17	3,210	3,486
	Wells Fargo & Co.	1.500%	1/16/18	26,771	26,727
	Wells Fargo & Co.	2.150%	1/15/19	9,122	9,189
	Wells Fargo & Co.	2.125%	4/22/19	6,430	6,475
	Westpac Banking Corp.	1.050%	11/25/16	3,310	3,319
	Westpac Banking Corp.	1.200%	5/19/17	17,804	17,835
	Westpac Banking Corp.	2.000%	8/14/17	12,860	13,032
	Westpac Banking Corp.	1.550%	5/25/18	19,060	19,078
	Westpac Banking Corp.	4.875%	11/19/19	2,750	3,055

	Brokerage (0.1%)
	Charles Schwab Corp.	1.500%	3/10/18	9,125	9,137
	NYSE Holdings LLC	2.000%	10/5/17	3,210	3,244

	Finance Companies (1.3%)
	General Electric Capital Corp.	2.950%	5/9/16	12,391	12,558
	General Electric Capital Corp.	1.500%	7/12/16	9,911	9,978
	General Electric Capital Corp.	3.350%	10/17/16	34,333	35,277
	General Electric Capital Corp.	2.900%	1/9/17	18,370	18,819
	General Electric Capital Corp.	2.450%	3/15/17	10,360	10,571
	General Electric Capital Corp.	2.300%	4/27/17	9,160	9,356
	General Electric Capital Corp.	1.250%	5/15/17	14,790	14,860
	General Electric Capital Corp.	5.625%	9/15/17	9,640	10,476
	General Electric Capital Corp.	1.600%	11/20/17	6,700	6,750

	Insurance (0.4%)
	Berkshire Hathaway Finance Corp.	2.450%	12/15/15	2,455	2,465
	Berkshire Hathaway Inc.	1.900%	1/31/17	2,350	2,382
[8]	MassMutual Global Funding II	2.000%	4/5/17	9,180	9,291
[8]	MassMutual Global Funding II	2.100%	8/2/18	3,113	3,156
	MetLife Inc.	1.903%	12/15/17	18,000	18,131
[8]	Metropolitan Life Global Funding I	3.000%	1/10/23	1,000	994
	UnitedHealth Group Inc.	1.450%	7/17/17	4,900	4,919
	UnitedHealth Group Inc.	1.400%	12/15/17	2,295	2,292
	UnitedHealth Group Inc.	1.900%	7/16/18	2,610	2,638

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Real Estate Investment Trusts (0.1%)
Simon Property Group LP	6.100%	5/1/16	6,135	6,259
Simon Property Group LP	3.375%	3/15/22	2,230	2,292
				1,903,382
Industrial (10.4%)
Basic Industry (0.5%)
Air Products & Chemicals Inc.	1.200%	10/15/17	920	917
BHP Billiton Finance USA Ltd.	1.875%	11/21/16	6,581	6,629
BHP Billiton Finance USA Ltd.	1.625%	2/24/17	23,815	23,881
BHP Billiton Finance USA Ltd.	5.400%	3/29/17	3,320	3,510
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	4,590	4,603
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	2,060	2,354
Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	1,940	1,999
Praxair Inc.	5.200%	3/15/17	90	95
Rio Tinto Finance USA plc	2.000%	3/22/17	5,360	5,393
Rio Tinto Finance USA plc	1.625%	8/21/17	4,760	4,743

Capital Goods (2.2%)
Boeing Capital Corp.	2.125%	8/15/16	2,350	2,378
Boeing Capital Corp.	2.900%	8/15/18	3,000	3,128
Boeing Capital Corp.	4.700%	10/27/19	4,590	5,090
Boeing Co.	0.950%	5/15/18	12,900	12,760
Caterpillar Financial Services Corp.	1.000%	3/3/17	4,960	4,962
Danaher Corp.	2.300%	6/23/16	1,815	1,836
Danaher Corp.	1.650%	9/15/18	3,125	3,142
Danaher Corp.	5.400%	3/1/19	3,065	3,422
General Dynamics Corp.	1.000%	11/15/17	17,115	17,039
General Electric Co.	5.250%	12/6/17	46,376	50,203
Honeywell International Inc.	5.300%	3/15/17	5,775	6,140
Honeywell International Inc.	5.300%	3/1/18	22,602	24,745
Honeywell International Inc.	5.000%	2/15/19	7,285	8,100
John Deere Capital Corp.	1.050%	10/11/16	12,775	12,818
John Deere Capital Corp.	1.050%	12/15/16	1,530	1,534
John Deere Capital Corp.	2.000%	1/13/17	8,461	8,576
John Deere Capital Corp.	1.200%	10/10/17	1,380	1,379
John Deere Capital Corp.	1.550%	12/15/17	13,745	13,827
John Deere Capital Corp.	5.350%	4/3/18	2,300	2,513
John Deere Capital Corp.	1.750%	8/10/18	4,570	4,575
John Deere Capital Corp.	5.750%	9/10/18	4,565	5,093
John Deere Capital Corp.	1.950%	12/13/18	2,695	2,721
John Deere Capital Corp.	1.950%	3/4/19	2,300	2,315
John Deere Capital Corp.	2.375%	7/14/20	6,140	6,200
Precision Castparts Corp.	1.250%	1/15/18	2,880	2,868
Raytheon Co.	6.750%	3/15/18	2,765	3,119
Raytheon Co.	6.400%	12/15/18	7,215	8,288
United Technologies Corp.	5.375%	12/15/17	2,882	3,132

Communication (1.1%)
America Movil SAB de CV	2.375%	9/8/16	23,638	23,818
America Movil SAB de CV	5.625%	11/15/17	13,700	14,801
America Movil SAB de CV	5.000%	3/30/20	1,265	1,388
Comcast Corp.	4.950%	6/15/16	7,300	7,515
Comcast Corp.	6.500%	1/15/17	5,635	6,020
Comcast Corp.	6.300%	11/15/17	29,925	32,987

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Comcast Corp.	5.875%	2/15/18	2,750	3,031
	Comcast Corp.	5.700%	5/15/18	17,260	19,102
	NBCUniversal Media LLC	2.875%	4/1/16	6,430	6,501

	Consumer Cyclical (1.6%)
[8]	Alibaba Group Holding Ltd.	1.625%	11/28/17	10,000	9,919
	American Honda Finance Corp.	1.125%	10/7/16	6,890	6,911
	American Honda Finance Corp.	0.950%	5/5/17	2,975	2,970
	American Honda Finance Corp.	1.550%	12/11/17	4,238	4,256
	American Honda Finance Corp.	1.500%	3/13/18	4,560	4,554
	American Honda Finance Corp.	1.600%	7/13/18	2,910	2,908
	American Honda Finance Corp.	2.125%	10/10/18	4,435	4,487
	American Honda Finance Corp.	2.450%	9/24/20	2,810	2,804
	Costco Wholesale Corp.	5.500%	3/15/17	6,395	6,823
[8]	Daimler Finance North America LLC	2.950%	1/11/17	2,460	2,504
[8]	Daimler Finance North America LLC	1.125%	3/10/17	6,145	6,122
[8]	Daimler Finance North America LLC	1.875%	1/11/18	9,105	9,011
[8]	Daimler Finance North America LLC	1.650%	3/2/18	1,500	1,485
[8]	Harley-Davidson Financial Services Inc.	2.700%	3/15/17	8,350	8,511
[8]	Harley-Davidson Funding Corp.	6.800%	6/15/18	415	469
	Lowe’s Cos. Inc.	1.625%	4/15/17	9,180	9,284
	PACCAR Financial Corp.	1.100%	6/6/17	4,590	4,583
	PACCAR Financial Corp.	1.400%	11/17/17	4,565	4,571
	PACCAR Financial Corp.	1.750%	8/14/18	910	915
	Target Corp.	2.300%	6/26/19	5,965	6,094
	TJX Cos. Inc.	6.950%	4/15/19	4,130	4,820
	Toyota Motor Credit Corp.	2.050%	1/12/17	2,730	2,769
	Toyota Motor Credit Corp.	1.375%	1/10/18	9,375	9,363
	Toyota Motor Credit Corp.	1.450%	1/12/18	10,965	10,981
	Toyota Motor Credit Corp.	1.550%	7/13/18	3,900	3,899
	Wal-Mart Stores Inc.	5.800%	2/15/18	15,825	17,564
	Wal-Mart Stores Inc.	1.125%	4/11/18	12,380	12,374

	Consumer Noncyclical (2.1%)
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	240	238
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	875	877
	Coca-Cola Co.	3.150%	11/15/20	3,700	3,884
	Eli Lilly & Co.	1.250%	3/1/18	9,125	9,135
	Gilead Sciences Inc.	3.050%	12/1/16	15,090	15,458
	Gilead Sciences Inc.	1.850%	9/4/18	4,115	4,146
	GlaxoSmithKline Capital Inc.	5.650%	5/15/18	21,818	24,187
	GlaxoSmithKline Capital plc	1.500%	5/8/17	12,050	12,140
	Hershey Co.	1.600%	8/21/18	4,340	4,387
	Hershey Co.	4.125%	12/1/20	10,000	10,959
	Medtronic Inc.	1.375%	4/1/18	18,200	18,152
	Merck & Co. Inc.	1.300%	5/18/18	11,040	11,047
	PepsiCo Inc.	1.125%	7/17/17	26,730	26,853
	PepsiCo Inc.	1.250%	4/30/18	13,500	13,495
	PepsiCo Inc.	5.000%	6/1/18	7,250	7,941
	Pfizer Inc.	0.900%	1/15/17	3,004	3,009
	Pfizer Inc.	1.100%	5/15/17	9,180	9,195
	Philip Morris International Inc.	1.250%	8/11/17	12,770	12,806
	Philip Morris International Inc.	1.250%	11/9/17	6,375	6,376
	Sanofi	1.250%	4/10/18	5,680	5,667
	Stryker Corp.	2.000%	9/30/16	3,210	3,245
[8]	Takeda Pharmaceutical Co. Ltd.	1.625%	3/17/17	6,430	6,470

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Energy (1.6%)
	BP Capital Markets plc	2.248%	11/1/16	10,100	10,223
	BP Capital Markets plc	1.846%	5/5/17	5,756	5,812
	BP Capital Markets plc	1.375%	11/6/17	6,500	6,492
	BP Capital Markets plc	1.674%	2/13/18	10,450	10,477
	BP Capital Markets plc	1.375%	5/10/18	9,000	8,937
	BP Capital Markets plc	2.241%	9/26/18	10,100	10,219
	BP Capital Markets plc	4.500%	10/1/20	2,750	3,031
	Chevron Corp.	1.365%	3/2/18	5,330	5,333
	Chevron Corp.	1.718%	6/24/18	5,250	5,291
	Chevron Corp.	2.193%	11/15/19	4,500	4,550
	Chevron Corp.	2.427%	6/24/20	4,000	4,050
	Dominion Gas Holdings LLC	2.500%	12/15/19	1,830	1,847
	Exxon Mobil Corp.	1.305%	3/6/18	9,125	9,142
	Occidental Petroleum Corp.	1.750%	2/15/17	12,860	12,972
[8]	Schlumberger Investment SA	1.950%	9/14/16	2,585	2,611
[8]	Schlumberger Norge AS	1.950%	9/14/16	1,840	1,862
[8]	Schlumberger SA	2.650%	1/15/16	1,580	1,588
	Shell International Finance BV	2.000%	11/15/18	9,200	9,297
	Total Capital International SA	1.000%	1/10/17	6,500	6,495
	Total Capital International SA	1.500%	2/17/17	3,670	3,694
	Total Capital International SA	1.550%	6/28/17	12,470	12,564
	Total Capital International SA	2.125%	1/10/19	4,150	4,208
	Total Capital SA	2.125%	8/10/18	17,254	17,529
	Total Capital SA	4.450%	6/24/20	5,000	5,515

	Technology (1.0%)
	Apple Inc.	0.900%	5/12/17	3,315	3,319
	Apple Inc.	1.000%	5/3/18	918	914
	Apple Inc.	2.100%	5/6/19	15,610	15,865
	Cisco Systems Inc.	1.650%	6/15/18	3,620	3,643
	Corning Inc.	1.500%	5/8/18	5,235	5,240
	EMC Corp.	1.875%	6/1/18	6,900	6,907
	Intel Corp.	1.350%	12/15/17	27,490	27,588
	Oracle Corp.	1.200%	10/15/17	20,015	20,025
	Oracle Corp.	5.750%	4/15/18	9,638	10,649
	Oracle Corp.	2.375%	1/15/19	4,100	4,184
	QUALCOMM Inc.	1.400%	5/18/18	3,305	3,288

	Transportation (0.3%)
	Canadian National Railway Co.	5.850%	11/15/17	3,150	3,436
	United Parcel Service Inc.	5.500%	1/15/18	4,565	5,012
	United Parcel Service Inc.	5.125%	4/1/19	23,480	26,253
					1,061,870
Utilities (1.9%)
	Electric (1.9%)
	Ameren Illinois Co.	6.125%	11/15/17	180	198
	Arizona Public Service Co.	8.750%	3/1/19	760	924
	Arizona Public Service Co.	2.200%	1/15/20	1,000	1,002
	Commonwealth Edison Co.	5.950%	8/15/16	1,055	1,100
	Commonwealth Edison Co.	1.950%	9/1/16	6,935	6,988
	Commonwealth Edison Co.	6.150%	9/15/17	8,360	9,111
	Commonwealth Edison Co.	5.800%	3/15/18	5,390	5,938
	Connecticut Light & Power Co.	5.500%	2/1/19	1,100	1,235
	Consumers Energy Co.	5.500%	8/15/16	1,528	1,587
	Consumers Energy Co.	5.150%	2/15/17	2,750	2,892

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Consumers Energy Co.	5.650%	9/15/18	1,840	2,045
	Consumers Energy Co.	6.125%	3/15/19	7,895	9,024
	Consumers Energy Co.	6.700%	9/15/19	8,910	10,457
	DTE Electric Co.	3.450%	10/1/20	1,380	1,462
	DTE Electric Co.	3.900%	6/1/21	1,380	1,493
	Duke Energy Carolinas LLC	5.250%	1/15/18	215	234
	Duke Energy Carolinas LLC	5.100%	4/15/18	7,715	8,405
	Duke Energy Carolinas LLC	7.000%	11/15/18	14,888	17,326
	Duke Energy Florida Llc	5.650%	6/15/18	7,590	8,413
	Duke Energy Progress LLC	5.300%	1/15/19	14,725	16,407
	Entergy Louisiana LLC	4.800%	5/1/21	3,670	4,058
	Georgia Power Co.	3.000%	4/15/16	1,840	1,862
	Georgia Power Co.	5.700%	6/1/17	1,120	1,200
	MidAmerican Energy Co.	2.400%	3/15/19	2,785	2,840
	National Rural Utilities Cooperative Finance Corp.	1.100%	1/27/17	3,670	3,680
	National Rural Utilities Cooperative Finance Corp.	5.450%	4/10/17	4,560	4,872
	National Rural Utilities Cooperative Finance Corp.	0.950%	4/24/17	13,480	13,460
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	1,150	1,254
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	10,152	12,693
	National Rural Utilities Cooperative Finance Corp.	2.150%	2/1/19	1,540	1,552
	National Rural Utilities Cooperative Finance Corp.	2.300%	11/15/19	10,270	10,351
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	1,093	1,105
	Pacific Gas & Electric Co.	5.625%	11/30/17	365	395
	Pacific Gas & Electric Co.	8.250%	10/15/18	1,370	1,625
	Pacific Gas & Electric Co.	3.500%	10/1/20	4,560	4,801
	PacifiCorp	3.850%	6/15/21	1,150	1,232
	Public Service Electric & Gas Co.	5.300%	5/1/18	1,840	2,019
	Public Service Electric & Gas Co.	2.000%	8/15/19	7,300	7,335
	Public Service Electric & Gas Co.	3.500%	8/15/20	1,182	1,260
	South Carolina Electric & Gas Co.	6.500%	11/1/18	1,240	1,423
	Southern California Edison Co.	1.125%	5/1/17	5,510	5,506
	Union Electric Co.	6.400%	6/15/17	3,538	3,819
					194,583
Total Corporate Bonds (Cost $3,152,980)					3,159,835
Sovereign Bonds (U.S. Dollar-Denominated) (9.3%)
	Asian Development Bank	0.750%	1/11/17	25,000	25,053
[8]	Banco del Estado de Chile	2.000%	11/9/17	7,095	7,095
[8]	Bank Nederlandse Gemeenten	2.500%	1/11/16	4,600	4,626
[8]	Bank Nederlandse Gemeenten	1.125%	9/12/16	7,350	7,387
[8]	Bank Nederlandse Gemeenten	0.875%	2/21/17	14,700	14,716
[8]	Caisse d’Amortissement de la Dette Sociale	2.375%	3/31/16	4,600	4,644
[8]	Caisse d’Amortissement de la Dette Sociale	1.125%	1/30/17	4,350	4,379
[8]	Caisse d’Amortissement de la Dette Sociale	1.375%	1/29/18	1,825	1,843
	CNOOC Finance 2013 Ltd.	1.125%	5/9/16	1,800	1,798
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	16,820	16,675
	CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	16,425	16,383
[8]	CNPC General Capital Ltd.	1.450%	4/16/16	1,000	1,001
	Corp. Andina de Fomento	3.750%	1/15/16	50,011	50,455
	Corp. Andina de Fomento	1.500%	8/8/17	5,500	5,512
[8]	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	9,975	9,918
[8]	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	2,375	2,175
[8]	Corp. Nacional del Cobre de Chile	4.500%	8/13/23	6,875	6,873
[8,10] Development Bank of Japan Inc.		1.625%	10/5/16	2,750	2,777
[10]	Development Bank of Japan Inc.	5.125%	2/1/17	2,750	2,905
[8,11] Dexia Credit Local SA		1.250%	10/18/16	5,500	5,527

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[8]	Electricite de France SA	1.150%	1/20/17	13,775	13,792
[8]	Electricite de France SA	6.500%	1/26/19	1,825	2,079
	European Investment Bank	1.375%	10/20/15	9,175	9,179
	European Investment Bank	2.125%	7/15/16	2,750	2,784
	European Investment Bank	1.750%	3/15/17	8,275	8,404
	European Investment Bank	1.625%	6/15/17	2,300	2,335
	European Investment Bank	1.000%	3/15/18	13,775	13,788
	European Investment Bank	1.875%	3/15/19	18,375	18,771
	European Investment Bank	2.500%	4/15/21	11,025	11,505
[8]	Export-Import Bank of China	2.850%	9/16/20	6,700	6,718
	Export-Import Bank of Korea	1.250%	11/20/15	5,325	5,328
	Export-Import Bank of Korea	4.000%	1/11/17	50,806	52,481
	Export-Import Bank of Korea	5.125%	6/29/20	1,375	1,545
	Export-Import Bank of Korea	4.000%	1/29/21	4,775	5,175
	FMS Wertmanagement AoeR	1.125%	9/5/17	4,580	4,599
	FMS Wertmanagement AoeR	1.625%	11/20/18	9,175	9,314
	Hydro-Quebec	2.000%	6/30/16	17,900	18,086
	Hydro-Quebec	1.375%	6/19/17	15,327	15,447
	Industrial & Commercial Bank of China Ltd.	2.351%	11/13/17	4,500	4,535
[8]	Industrial Bank of Korea	1.375%	10/5/15	4,600	4,600
	Inter-American Development Bank	0.875%	11/15/16	9,175	9,209
	Inter-American Development Bank	1.125%	3/15/17	4,600	4,633
	Inter-American Development Bank	2.375%	8/15/17	6,425	6,615
	Inter-American Development Bank	2.125%	11/9/20	1,800	1,847
	International Bank for Reconstruction &
	Development	1.000%	9/15/16	13,775	13,832
	International Bank for Reconstruction &
	Development	0.625%	10/14/16	20,000	19,995
	International Finance Corp.	1.125%	11/23/16	4,400	4,425
	International Finance Corp.	1.750%	9/4/18	15,600	15,890
[8]	IPIC GMTN Ltd.	3.750%	3/1/17	1,700	1,753
[10]	Japan Bank for International Cooperation	1.750%	7/31/18	4,600	4,663
[10]	Japan Bank for International Cooperation	1.750%	11/13/18	7,575	7,676
[8]	Japan Finance Organization for Municipalities	2.125%	3/6/19	13,775	14,037
[12]	KFW	2.000%	6/1/16	16,075	16,241
[12]	KFW	1.250%	10/5/16	4,600	4,635
[12]	KFW	1.250%	2/15/17	9,175	9,255
[12]	KFW	1.000%	6/11/18	11,475	11,471
[12]	KFW	1.875%	4/1/19	4,600	4,704
[12]	KFW	4.000%	1/27/20	4,125	4,572
[12]	KFW	2.625%	1/25/22	4,600	4,821
[12]	KFW	2.125%	1/17/23	1,825	1,846
[8]	Kingdom of Sweden	1.000%	11/15/16	6,425	6,462
[8]	Kommunalbanken AS	2.375%	1/19/16	3,675	3,697
[8]	Kommunalbanken AS	1.000%	3/15/18	2,750	2,751
[8]	Kommunalbanken AS	1.125%	5/23/18	7,350	7,362
[8]	Kommunalbanken AS	2.125%	3/15/19	12,850	13,210
[8]	Kommunalbanken AS	1.750%	5/28/19	13,775	13,969
[8]	Kommuninvest I Sverige AB	0.875%	12/13/16	6,425	6,450
[8]	Kommuninvest I Sverige AB	1.000%	10/24/17	2,750	2,758
	Korea Development Bank	3.250%	3/9/16	1,375	1,388
	Korea Development Bank	4.000%	9/9/16	9,210	9,455
	Korea Development Bank	3.875%	5/4/17	9,200	9,537
	Korea Development Bank	2.250%	8/7/17	7,115	7,190
	Korea Development Bank	3.500%	8/22/17	6,775	7,015
	Korea Development Bank	4.625%	11/16/21	1,800	2,000

Institutional Short-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[8]	Korea East-West Power Co. Ltd.	2.500%	7/16/17	2,050	2,076
[8]	Korea Expressway Corp.	1.625%	4/28/17	32,150	32,096
[8]	Korea Expressway Corp.	1.875%	10/22/17	1,800	1,805
[8]	Korea Gas Corp.	2.875%	7/29/18	7,350	7,557
[8]	Korea Land & Housing Corp.	1.875%	8/2/17	4,600	4,615
[8]	Korea National Oil Corp.	2.875%	11/9/15	3,675	3,678
	Korea National Oil Corp.	3.125%	4/3/17	4,600	4,706
[8]	Korea National Oil Corp.	2.750%	1/23/19	18,375	18,682
[8]	Korea Resources Corp.	2.125%	5/2/18	2,750	2,756
[12]	Landwirtschaftliche Rentenbank	2.125%	7/15/16	4,600	4,663
[8]	Municipality Finance plc	1.125%	4/17/18	2,300	2,304
[8]	Nederlandse Waterschapsbank NV	1.875%	3/13/19	7,350	7,499
	North American Development Bank	2.300%	10/10/18	2,400	2,432
[13]	Oesterreichische Kontrollbank AG	2.000%	6/3/16	4,600	4,650
[8]	Province of Alberta	1.000%	6/21/17	2,750	2,756
[8]	Province of Alberta	1.750%	8/26/20	8,600	8,639
	Province of British Columbia	2.100%	5/18/16	2,575	2,601
	Province of Manitoba	2.100%	9/6/22	1,275	1,261
	Province of Ontario	2.300%	5/10/16	15,655	15,823
	Province of Ontario	1.600%	9/21/16	13,193	13,314
	Province of Ontario	1.100%	10/25/17	21,125	21,129
	Province of Ontario	4.000%	10/7/19	2,375	2,584
	Province of Ontario	4.400%	4/14/20	1,375	1,534
	Quebec	2.750%	8/25/21	5,825	6,040
[7,8] Ras Laffan Liquefied Natural Gas Co. Ltd. III		5.832%	9/30/16	1,630	1,670
	Republic of Korea	5.125%	12/7/16	2,300	2,410
	Republic of Poland	6.375%	7/15/19	17,261	19,979
	Republic of Poland	5.000%	3/23/22	11,360	12,683
	Republic of Poland	4.000%	1/22/24	8,675	9,165
[8]	Sinopec Capital 2013 Ltd.	1.250%	4/24/16	4,600	4,601
[8]	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	2,000	2,032
[8]	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/19	9,175	9,348
	State of Israel	3.150%	6/30/23	1,800	1,845
[8]	State of Qatar	3.125%	1/20/17	2,300	2,362
	Statoil ASA	1.250%	11/9/17	25,000	24,859
	Statoil ASA	1.200%	1/17/18	1,550	1,544
	Statoil ASA	1.950%	11/8/18	13,775	13,861
	Statoil ASA	3.150%	1/23/22	2,700	2,732
	Statoil ASA	2.650%	1/15/24	1,825	1,742
	Svensk Exportkredit AB	1.750%	10/20/15	4,600	4,603
	Svensk Exportkredit AB	1.125%	4/5/18	5,475	5,485
[8]	Temasek Financial I Ltd.	4.300%	10/25/19	2,250	2,475
[8]	Temasek Financial I Ltd.	2.375%	1/23/23	4,600	4,573
Total Sovereign Bonds (Cost $952,345)					960,740
Taxable Municipal Bonds (0.3%)
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	1.298%	7/1/16	2,300	2,309
	Florida Hurricane Catastrophe Fund Finance Corp.
	Revenue	2.107%	7/1/18	1,825	1,846
	Illinois GO	4.961%	3/1/16	1,825	1,854
	Illinois GO	5.665%	3/1/18	4,600	4,914
	Louisiana Local Government Environmental
	Facilities & Community Development Authority
	Revenue 2010-EGSL	3.220%	2/1/21	5,274	5,445

Institutional Short-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Louisiana Local Government Environmental
Facilities & Community Development Authority
Revenue 2010-ELL	3.450%	2/1/22	10,837	11,316
Princeton University New Jersey GO	4.950%	3/1/19	5,975	6,628
Total Taxable Municipal Bonds (Cost $33,752)				34,312

			Shares
Temporary Cash Investment (3.6%)
Money Market Fund (3.6%)
[14] Vanguard Market Liquidity Fund
(Cost $365,569)	0.189%		365,568,902	365,569
Total Investments (102.7%) (Cost $10,511,431)				10,546,088

				Amount
				($000)
Other Assets and Liabilities (-2.7%)
Other Assets
Investment in Vanguard				914
Receivables for Investment Securities Sold				2,782
Receivables for Accrued Income				35,374
Other Assets				844
Total Other Assets				39,914
Liabilities
Payables for Investment Securities Purchased				(311,363)
Payables to Vanguard				(334)
Other Liabilities				(3,890)
Total Liabilities				(315,587)
Net Assets (100%)
Applicable to 744,654,894 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				10,270,415
Net Asset Value Per Share				$13.79

Institutional Short-Term Bond Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	10,238,113
Overdistributed Net Investment Income	(209)
Accumulated Net Realized Gains	2,848
Unrealized Appreciation (Depreciation)
Investment Securities	34,657
Futures Contracts	(1,754)
Swap Contracts	(3,240)
Net Assets	10,270,415

• See Note A in Notes to Financial Statements.
1 Securities with a value of $7,318,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $2,412,000 have been segregated as initial margin for open futures contracts.
3 Securities with a value of $989,000 have been segregated as collateral for open over-the-counter swap contracts.
4 U.S. government-guaranteed.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
8 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate value of these securities was
$928,457,000, representing 9.0% of net assets.
9 Adjustable-rate security.
10 Guaranteed by the Government of Japan.
11 Guaranteed by multiple countries.
12 Guaranteed by the Federal Republic of Germany.
13 Guaranteed by the Republic of Austria.
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Statement of Operations

June 19, 2015[1] to
September 30, 2015
($000)
Investment Income
Income
Interest[2]	34,999
Total Income	34,999
Expenses
The Vanguard Group—Note B
Investment Advisory Services	40
Management and Administrative	465
Marketing and Distribution	13
Custodian Fees	21
Auditing Fees	34
Trustees’ Fees and Expenses	1
Total Expenses	574
Net Investment Income	34,425
Realized Net Gain (Loss)
Investment Securities Sold	3,766
Futures Contracts	458
Swap Contracts	362
Realized Net Gain (Loss)	4,586
Change in Unrealized Appreciation (Depreciation)
Investment Securities	34,657
Futures Contracts	(1,754)
Swap Contracts	(3,240)
Change in Unrealized Appreciation (Depreciation)	29,663
Net Increase (Decrease) in Net Assets Resulting from Operations	68,674
1 Commencement of operations as a registered investment company.
2 Interest income from an affiliated company of the fund was $133,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Statement of Changes in Net Assets

June 19, 2015[1] to
September 30, 2015
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	34,425
Realized Net Gain (Loss)	4,586
Change in Unrealized Appreciation (Depreciation)	29,663
Net Increase (Decrease) in Net Assets Resulting from Operations	68,674
Distributions
Net Investment Income	(35,129)
Realized Capital Gain	—
Total Distributions	(35,129)
Capital Share Transactions—Note H
Issued [2]	10,243,597
Issued in Lieu of Cash Distributions	35,129
Redeemed	(41,856)
Net Increase (Decrease) from Capital Share Transactions	10,236,870
Total Increase (Decrease)	10,270,415
Net Assets
Beginning of Period	—
End of Period[3]	10,270,415
1 Commencement of operations as a registered investment company.
2 Includes shares converted from the net assets of Vanguard Fiduciary Trust Company Short-Term Bond Trust. See Note G in Notes to Financial Statements.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($209,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Financial Highlights

June 19, 2015[1] to
For a Share Outstanding Throughout the Period	September 30, 2015
Net Asset Value, Beginning of Period	$13.79
Investment Operations
Net Investment Income	. 047
Net Realized and Unrealized Gain (Loss) on Investments	.001
Total from Investment Operations	. 048
Distributions
Dividends from Net Investment Income	(.048)
Distributions from Realized Capital Gains	—
Total Distributions	(. 048)
Net Asset Value, End of Period	$13.79

Total Return	0.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,270
Ratio of Total Expenses to Average Net Assets	0.02%[2]
Ratio of Net Investment Income to Average Net Assets	1.22%[2]
Portfolio Turnover Rate	28%
1 Commencement of operations as a registered investment company.
2 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Short-Term Bond Fund

Notes to Financial Statements

Vanguard Institutional Short-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended September 30, 2015, the fund’s average investments in long and short futures contracts represented 14% and 5% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or

Institutional Short-Term Bond Fund

issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Institutional Short-Term Bond Fund

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the period ended September 30, 2015, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 9% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for the period ended September 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2015, the fund had contributed to Vanguard capital in the amount of $914,000, representing 0.01% of the fund’s net assets and 0.37% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Institutional Short-Term Bond Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	3,252,597	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	2,722,953	50,082
Corporate Bonds	—	3,159,835	—
Sovereign Bonds	—	960,740	—
Taxable Municipal Bonds	—	34,312	—
Temporary Cash Investments	365,569	—	—
Futures Contracts—Assets[1]	193	—	—
Futures Contracts—Liabilities[1]	(535)	—	—
Swap Contracts—Assets	247[1]	6	—
Swap Contracts—Liabilities	(170)[1]	(1,311)	—
Total	365,304	10,129,132	50,082
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	440	6	446
Other Liabilities	(705)	(1,311)	(2,016)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended September 30, 2015, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	458	—	458
Swap Contracts	325	37	362
Realized Net Gain (Loss) on Derivatives	783	37	820

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(1,754)	—	(1,754)
Swap Contracts	(1,935)	(1,305)	(3,240)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	(3,689)	(1,305)	(4,994)

Institutional Short-Term Bond Fund

At September 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	December 2015	6,393	1,400,267	462
5-Year U.S. Treasury Note	December 2015	(2,897)	(349,134)	(1,689)
10-Year U.S. Treasury Note	December 2015	(674)	(86,767)	(82)
30-Year U.S. Treasury Bond	December 2015	(177)	(27,850)	(395)
Ultra Long U.S. Treasury Bond	December 2015	61	9,785	(50)
				(1,754)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At September 30, 2015, the fund had the following open swap contracts:

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Federation of Malaysia/A3	9/20/20	BOANA	8,000	262	1.000	(196)
Federation of Malaysia/A3	9/20/20	JPMC	5,000	190	1.000	(97)
Federation of Malaysia/A3	12/20/20	BNPSW	8,500	337	1.000	(210)
Federation of Malaysia/A3	12/20/20	JPMC	8,000	326	1.000	(189)
People’s Republic of China/Aa3	12/20/20	JPMC	6,200	92	1.000	6
Republic of Chile/Aa3	9/20/20	GSCM	15,000	(78)	1.000	(390)
Republic of Chile/Aa3	12/20/20	JPMC	7,500	73	1.000	(108)
Republic of Chile/Aa3	12/20/20	JPMC	7,600	74	1.000	(110)
			65,800			(1,294)

Institutional Short-Term Bond Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Purchased
EI du Pont de Nemours & Co.	9/20/18	BNPSW	875	13	(1.000)	(6)
EI du Pont de Nemours & Co.	9/20/18	GSCM	875	13	(1.000)	(5)
			1,750			(11)
						(1,305)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse	($000)	(%)	(%)	($000)
12/15/15	CME	137,749	0.327	(0.207)[1]	21
2/7/16	CME	4,617	0.485	(0.199)[1]	(2)
2/16/16	LCH	9,191	0.370	(0.209)[1]	10
3/15/16	CME	45,916	0.364	(0.207)[1]	61
6/15/16	CME	44,420	0.704	(0.207)[1]	91
9/15/16	CME	36,721	0.701	(0.207)[1]	110
10/17/16	LCH	55,102	0.581	(0.207)[1]	100
3/15/17	CME	94,000	0.883	(0.207)[1]	507
8/15/17	LCH	150,000	0.981	(0.207)[1]	999
3/15/18	CME	175,000	0.899	(0.208)[1]	598
9/7/18	CME	27,593	(0.907)	0.199[1]	(646)
9/15/18	CME	3,093	1.544	(0.207)[1]	54
12/15/18	CME	18,881	(1.470)	0.207[1]	(325)
8/15/19	LCH	70,000	(1.524)	0.207[1]	(1,240)
8/15/20	LCH	200,000	(1.486)	0.208[1]	(2,273)
					(1,935)

CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
1 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

Institutional Short-Term Bond Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $495,000 on swap contracts have been reclassified from accumulated net realized gains to overdistributed net investment income.

For tax purposes, at September 30, 2015, the fund had $1,059,000 of ordinary income available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $10,511,431,000. Net unrealized appreciation of investment securities for tax purposes was $34,657,000, consisting of unrealized gains of $46,872,000 on securities that had risen in value since their purchase and $12,215,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the period ended September 30, 2015, the fund purchased $865,227,000 of investment securities and sold $744,725,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,269,667,000 and $2,018,506,000, respectively.

G. On June 19, 2015, the fund acquired all of the net assets of Vanguard Fiduciary Trust Company Short-Term Bond Trust (the “trust”). The trust’s net assets transferred to the fund were $9,958,882,000, including $33,986,000 of unrealized appreciation. These net assets were exchanged on a tax-free basis for 722,013,000 shares of the fund. Immediately following the transfer on June 19, 2015, unitholders of the trust received those 722,013,000 shares of the fund in exchange for their 722,013,000 units of the trust, and the trust ceased operations.

The fund reclassified realized gain of $1,244,000 from accumulated net realized gain to paid in capital for differences in the treatment of futures contracts held on June 19, 2015, for financial reporting and tax purposes.

H. Capital shares issued and redeemed were.

June 19, 2015[1] to
September 30, 2015
Shares
(000)
Issued	745,145
Issued in Lieu of Cash Distributions	2,549
Redeemed	(3,039)
Net Increase (Decrease) in Shares Outstanding	744,655
1 Commencement of operations as a registered investment company.

Institutional Short-Term Bond Fund

I. Certain funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. In October 2015, this credit agreement was amended to designate the fund as an additional borrower. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

Management has determined that no other transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

Institutional Intermediate-Term Bond Fund

Fund Profile
As of September 30, 2015

Financial Attributes
		Barclays
		U. S.	Barclays
	Intermediate		U.S.
		Aggregate	Aggregate
		ex Baa	Bond
	Fund	Index	Index
Number of Bonds	959	5,207	9,611
Yield to Maturity
(before expenses)	1.7%	1.9%	2.3%
Average Coupon	2.8%	2.8%	3.2%
Average Duration	3.6 years	4.0 years	5.6 years
Average Effective
Maturity	4.1 years	5.1 years	7.8 years
Ticker Symbol	VITBX	—	—
Expense Ratio[1]	0.02%	—	—
30-Day SEC Yield	1.75%	—	—
Short-Term Reserves 3.8%		—	—

Volatility Measures
	Barclays U.S.
	Intermediate	Barclays U.S.
	Aggregate	Aggregate
	ex Baa Index	Bond Index
R-Squared	0.99	0.95
Beta	0.96	0.67

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Sector Diversification (% of portfolio)

Asset-Backed	8.5%
Commercial Mortgage-Backed	3.4
Finance	10.9
Foreign	5.6
Government Mortgage-Backed	27.9
Industrial	8.5
Treasury/Agency	33.1
Utilities	2.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)

U.S. Government	55.6%
Aaa	12.4
Aa	7.6
A	15.7
Not Rated	8.7

Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity
Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)

Under 1 Year	16.6%
1–3 Years	16.8
3–5 Years	30.9
5–7 Years	20.8
7–10 Years	14.9

1 The expense ratio shown is from the prospectus dated June 16, 2015, and represents estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the annualized expense ratio was 0.02%.

Institutional Intermediate-Term Bond Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2005, Through September 30, 2015
Initial Investment of $10,000,000

	Average Annual Total Returns
	Periods Ended September 30, 2015			Final Value of
	One	Five	Ten	a $10,000,000
	Year	Years	Years	Investment
Institutional Intermediate-Term Bond Fund
Institutional Plus Shares	2.99%	2.64%	4.24%	$15,149,458
Barclays U.S. Intermediate Aggregate
ex Baa Index	3.16	2.56	4.26	15,176,032
Barclays U.S. Aggregate Bond Index	2.94	3.10	4.64	15,733,959

The Fund is the successor to VFTC Intermediate-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary
Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the Fund in connection with the Fund’s commencement of operations on or about June 19, 2015. The performance of the Fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the Fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the Fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the Fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The Fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940.
If the predecessor trust had been an investment company, its performance may have been different.

See Financial Highlights for dividend and capital gains information.

Institutional Intermediate-Term Bond Fund

Fiscal-Year Total Returns (%): September 30, 2005, Through September 30, 2015
				Barclays U. S.
				Intermediate
				Aggregate
	Institutional Plus Shares			ex Baa Index
	Income	Capital	Total	Total
Fiscal Year	Returns	Returns	Returns	Returns
2006	0.00%	3.92%	3.92%	3.87%
2007	0.00	5.32	5.32	5.37
2008	0.00	3.46	3.46	4.54
2009	0.00	9.36	9.36	9.18
2010	0.00	7.42	7.42	7.07
2011	0.00	3.96	3.96	4.24
2012	0.00	4.58	4.58	3.83
2013	0.00	-0.76	-0.76	-0.81
2014	0.00	2.50	2.50	2.46
2015	0.56	2.43	2.99	3.16

The Fund is the successor to VFTC Intermediate-Term Bond Trust (the predecessor trust), a collective trust managed by Vanguard Fiduciary
Trust Company, an affiliate of The Vanguard Group, Inc. The predecessor trust transferred its assets to the Fund in connection with the Fund’s commencement of operations on or about June 19, 2015. The performance of the Fund’s Institutional Plus Shares includes the performance of the predecessor trust prior to the commencement of the Fund’s operations. The performance of the predecessor trust has not been adjusted to reflect the expenses of the Fund’s Institutional Plus Shares. If the performance of the predecessor trust was adjusted to reflect the expenses of the Fund’s Institutional Plus Shares, the predecessor trust’s performance would have been lower. The Fund is managed with the same investment objective, strategies, policies, and risks as the predecessor trust. The predecessor trust was not an investment company and, therefore, was not subject to certain investment restrictions imposed on investment companies by the Investment Company Act of 1940.
If the predecessor trust had been an investment company, its performance may have been different.

Institutional Intermediate-Term Bond Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (58.7%)
U.S. Government Securities (27.4%)
	United States Treasury Note/Bond	1.375%	11/30/15	132,600	132,869
	United States Treasury Note/Bond	0.250%	12/31/15	110,000	110,052
	United States Treasury Note/Bond	0.375%	3/15/16	12,500	12,514
	United States Treasury Note/Bond	2.000%	4/30/16	4,942	4,993
	United States Treasury Note/Bond	7.250%	5/15/16	25,325	26,417
	United States Treasury Note/Bond	0.625%	7/15/16	6,500	6,516
	United States Treasury Note/Bond	0.625%	8/15/16	78,200	78,383
	United States Treasury Note/Bond	0.500%	9/30/16	25	25
	United States Treasury Note/Bond	0.500%	11/30/16	1,000	1,001
	United States Treasury Note/Bond	0.875%	11/30/16	2,405	2,417
[1]	United States Treasury Note/Bond	0.750%	1/15/17	209,918	210,705
	United States Treasury Note/Bond	1.000%	3/31/17	8,838	8,902
	United States Treasury Note/Bond	0.875%	4/15/17	44,926	45,158
[2]	United States Treasury Note/Bond	8.750%	5/15/17	21,707	24,573
	United States Treasury Note/Bond	0.625%	6/30/17	6,350	6,354
	United States Treasury Note/Bond	0.875%	8/15/17	15,150	15,221
	United States Treasury Note/Bond	1.875%	8/31/17	28,655	29,327
[3]	United States Treasury Note/Bond	0.625%	9/30/17	60,000	59,981
	United States Treasury Note/Bond	0.875%	10/15/17	1,560	1,567
	United States Treasury Note/Bond	2.250%	11/30/17	650	671
	United States Treasury Note/Bond	1.000%	12/15/17	6,000	6,038
	United States Treasury Note/Bond	1.000%	2/15/18	750	754
	United States Treasury Note/Bond	1.000%	8/15/18	1,500	1,504
	United States Treasury Note/Bond	1.000%	9/15/18	1,000	1,002
	United States Treasury Note/Bond	2.750%	2/15/19	130,106	137,384
	United States Treasury Note/Bond	1.375%	2/28/19	32,131	32,462
	United States Treasury Note/Bond	1.625%	4/30/19	16,173	16,469
	United States Treasury Note/Bond	3.125%	5/15/19	118,795	127,222
	United States Treasury Note/Bond	1.125%	5/31/19	64,083	64,103
	United States Treasury Note/Bond	3.625%	8/15/19	706	771
	United States Treasury Note/Bond	1.000%	8/31/19	39,984	39,709
	United States Treasury Note/Bond	1.750%	9/30/19	173,000	176,676
	United States Treasury Note/Bond	3.375%	11/15/19	15,086	16,385
	United States Treasury Note/Bond	1.625%	12/31/19	31,600	32,084
	United States Treasury Note/Bond	1.250%	1/31/20	35,900	35,872
	United States Treasury Note/Bond	3.625%	2/15/20	72,356	79,501
	United States Treasury Note/Bond	1.375%	3/31/20	10,950	10,986
	United States Treasury Note/Bond	1.375%	4/30/20	50	50

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	1.625%	6/30/20	126,300	127,918
United States Treasury Note/Bond	1.375%	9/30/20	85,000	85,014
United States Treasury Note/Bond	1.750%	10/31/20	41,300	41,952
United States Treasury Note/Bond	2.125%	1/31/21	3,594	3,710
United States Treasury Note/Bond	1.750%	5/15/22	10,333	10,352
United States Treasury Note/Bond	2.125%	6/30/22	82,300	84,460
United States Treasury Note/Bond	1.750%	9/30/22	51,500	51,492
United States Treasury Note/Bond	1.625%	11/15/22	15,050	14,907
United States Treasury Note/Bond	1.750%	5/15/23	11,300	11,206
United States Treasury Note/Bond	2.500%	5/15/24	11,500	11,983
United States Treasury Note/Bond	2.375%	8/15/24	90,850	93,604
United States Treasury Note/Bond	2.250%	11/15/24	8,800	8,968
United States Treasury Note/Bond	2.000%	2/15/25	33,400	33,280
United States Treasury Note/Bond	2.125%	5/15/25	67,800	68,245
				2,203,709
Agency Bonds and Notes (4.5%)
[4] AID-Jordan	2.578%	6/30/22	24,000	24,695
[4] AID-Tunisia	2.452%	7/24/21	8,433	8,665
[4] AID-Ukraine	1.847%	5/29/20	26,000	26,249
[5] Federal Home Loan Banks	0.375%	6/10/16	36,000	36,021
[5] Federal Home Loan Banks	2.000%	9/9/16	7,670	7,785
[5] Federal Home Loan Banks	0.625%	11/23/16	19,250	19,286
[5] Federal Home Loan Banks	0.750%	8/28/17	49,500	49,574
[6] Federal Home Loan Mortgage Corp.	1.000%	3/8/17	4,650	4,679
[6,7] Federal Home Loan Mortgage Corp.	0.875%	6/16/17	50,000	50,052
[6] Federal Home Loan Mortgage Corp.	0.750%	1/12/18	55,050	54,987
[6] Federal National Mortgage Assn.	0.875%	2/8/18	12,050	12,068
[6] Federal National Mortgage Assn.	1.125%	7/20/18	10,900	10,963
[6] Federal National Mortgage Assn.	1.125%	10/19/18	25,250	25,341
[6] Federal National Mortgage Assn.	1.750%	6/20/19	26,000	26,505
				356,870
Conventional Mortgage-Backed Securities (26.8%)
[6,7] Fannie Mae Pool	2.000%	5/1/28–8/1/28	6,195	6,171
[6,7,8] Fannie Mae Pool	2.500%	1/1/28–2/1/43	49,561	50,476
[6,7,8] Fannie Mae Pool	3.000%	5/1/27–11/1/45	107,808	111,316
[6,7,8] Fannie Mae Pool	3.500%	8/1/20–11/1/45	267,481	279,599
[6,7,8] Fannie Mae Pool	4.000%	7/1/18–11/1/45	151,701	162,409
[6,7] Fannie Mae Pool	4.500%	11/1/15–9/1/44	82,798	89,663
[6,7] Fannie Mae Pool	5.000%	1/1/16–11/1/44	58,076	64,141
[6,7] Fannie Mae Pool	5.500%	1/1/17–6/1/40	43,755	48,789
[6,7] Fannie Mae Pool	6.000%	12/1/16–11/1/39	23,429	26,453
[6,7] Fannie Mae Pool	6.500%	1/1/16–8/1/39	13,566	15,594
[6,7] Fannie Mae Pool	7.000%	5/1/16–9/1/38	5,774	6,632
[6,7] Fannie Mae Pool	7.500%	11/1/15–6/1/32	526	589
[6,7] Fannie Mae Pool	8.000%	7/1/30–1/1/31	24	28
[6,7] Fannie Mae Pool	8.500%	12/1/30	13	15
[6,7] Freddie Mac Gold Pool	2.000%	9/1/28–6/1/30	7,313	7,269
[6,7,8] Freddie Mac Gold Pool	2.500%	9/1/27–4/1/43	38,104	38,795
[6,7] Freddie Mac Gold Pool	3.000%	8/1/26–8/1/45	131,709	134,115
[6,7] Freddie Mac Gold Pool	3.500%	8/1/20–8/1/45	234,507	245,422
[6,7,8] Freddie Mac Gold Pool	4.000%	5/1/18–10/1/45	105,749	112,699
[6,7] Freddie Mac Gold Pool	4.500%	10/1/18–7/1/45	51,063	55,274
[6,7] Freddie Mac Gold Pool	5.000%	12/1/17–4/1/41	25,731	27,981
[6,7] Freddie Mac Gold Pool	5.500%	1/1/16–10/1/45	18,274	20,517
[6,7] Freddie Mac Gold Pool	6.000%	7/1/20–5/1/40	33,761	38,342
[6,7] Freddie Mac Gold Pool	6.500%	1/1/16–9/1/38	7,643	8,768

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[6,7] Freddie Mac Gold Pool		7.000%	1/1/16–6/1/38	4,028	4,602
[6,7] Freddie Mac Gold Pool		7.500%	12/1/15–5/1/32	401	461
[6,7] Freddie Mac Gold Pool		8.000%	12/1/15–1/1/31	38	44
[7]	Ginnie Mae I Pool	2.500%	1/15/43–6/15/43	1,308	1,295
[7]	Ginnie Mae I Pool	3.000%	9/15/42–8/15/45	22,367	22,881
[7]	Ginnie Mae I Pool	3.500%	1/15/42–7/15/45	20,472	21,476
[7]	Ginnie Mae I Pool	4.000%	3/15/39–3/15/45	25,294	27,036
[7,8] Ginnie Mae I Pool		4.500%	2/15/39–10/1/45	38,032	41,635
[7]	Ginnie Mae I Pool	5.000%	2/15/33–10/1/45	15,639	17,518
[7]	Ginnie Mae I Pool	5.500%	3/15/31–8/15/40	12,826	14,458
[7]	Ginnie Mae I Pool	6.000%	2/15/17–3/15/40	6,945	7,809
[7]	Ginnie Mae I Pool	6.500%	12/15/27–6/15/38	5,768	6,612
[7]	Ginnie Mae I Pool	7.000%	8/15/24–11/15/31	333	369
[7]	Ginnie Mae I Pool	7.500%	4/15/17–3/15/32	56	63
[7]	Ginnie Mae I Pool	8.000%	4/15/30–10/15/30	62	70
[7]	Ginnie Mae I Pool	8.500%	7/15/30	23	23
[7]	Ginnie Mae I Pool	9.000%	1/15/20–7/15/21	5	6
[7]	Ginnie Mae II Pool	2.500%	3/20/43–4/20/43	4,386	4,327
[7,8] Ginnie Mae II Pool		3.000%	6/20/43–11/1/45	73,449	75,022
[7,8] Ginnie Mae II Pool		3.500%	8/20/42–11/1/45	157,422	165,087
[7,8] Ginnie Mae II Pool		4.000%	2/20/34–10/1/45	85,534	91,391
[7]	Ginnie Mae II Pool	4.500%	3/20/33–3/20/45	48,692	52,582
[7]	Ginnie Mae II Pool	5.000%	5/20/39–10/1/45	28,200	30,955
[7]	Ginnie Mae II Pool	5.500%	4/20/37–3/20/41	6,487	7,225
[7]	Ginnie Mae II Pool	6.000%	5/20/36–10/20/41	9,957	11,202
[7]	Ginnie Mae II Pool	6.500%	3/20/38–7/20/39	112	129
					2,155,335
Nonconventional Mortgage-Backed Securities (0.0%)
[6,7,9] Fannie Mae Pool		2.125%	12/1/32	11	11
[6,7,9] Fannie Mae Pool		2.340%	9/1/32	1	2
[6,7,9] Fannie Mae Pool		2.460%	5/1/33	99	105
[6,7,9] Fannie Mae Pool		2.535%	8/1/33	123	129
[6,7,9] Fannie Mae Pool		2.550%	7/1/33	199	206
[6,7,9] Fannie Mae Pool		2.625%	5/1/33	23	25
[6,7,9] Freddie Mac Non Gold Pool		2.461%	10/1/32	33	35
[6,7,9] Freddie Mac Non Gold Pool		2.500%	8/1/37	116	125
[6,7,9] Freddie Mac Non Gold Pool		2.551%	1/1/33	13	14
[6,7,9] Freddie Mac Non Gold Pool		2.586%	2/1/33	52	53
					705
Total U. S. Government and Agency Obligations (Cost $4,659,665)					4,716,619
Asset-Backed/Commercial Mortgage-Backed Securities (11.4%)
[7]	Ally Auto Receivables Trust 2014-SN1	0.950%	6/20/18	3,140	3,142
[7]	Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	5,000	5,012
[7]	Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	1,400	1,406
[7]	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	1,600	1,616
[7]	Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	2,920	2,937
[7]	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	2,360	2,370
[7]	Ally Master Owner Trust Series 2014-1	0.677%	1/15/19	2,781	2,778
[7]	Ally Master Owner Trust Series 2014-1	1.290%	1/15/19	3,230	3,235
[7]	Ally Master Owner Trust Series 2014-3	1.330%	3/15/19	5,383	5,396
[7]	Ally Master Owner Trust Series 2014-5	1.600%	10/15/19	8,920	8,970
[7]	Ally Master Owner Trust Series 2015-3	1.630%	5/15/20	19,270	19,346
[7]	American Express Credit Account Secured Note
	Trust 2008-2	1.467%	9/15/20	5,930	6,060

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[7]	American Express Credit Account Secured Note
	Trust 2012-4	0.447%	5/15/20	12,542	12,521
[7]	American Express Credit Account Secured Note
	Trust 2013-3	0.577%	12/15/21	12,202	12,170
[7]	American Express Issuance Trust II 2013-1	0.487%	2/15/19	10,750	10,733
[7]	American Express Issuance Trust II 2013-2	0.637%	8/15/19	3,317	3,323
[7,10]	Americold 2010 LLC Trust Series 2010-ART	4.954%	1/14/29	5,132	5,768
[7,9,10] Arran Residential Mortgages Funding 2010-1 plc		1.721%	5/16/47	1,229	1,229
[7,9,10] Arran Residential Mortgages Funding 2011-1 plc		1.783%	11/19/47	689	690
[10]	Australia & New Zealand Banking Group Ltd.	2.400%	11/23/16	5,077	5,157
[7,10]	Aventura Mall Trust 2013-AVM	3.867%	12/5/32	400	427
[7]	BA Credit Card Trust 2014-A1	0.587%	6/15/21	15,428	15,382
[7]	Banc of America Commercial Mortgage Trust
	2015-UBS7	3.705%	9/15/48	715	751
[7,9,10] Bank of America Student Loan Trust 2010-1A		1.095%	2/25/43	7,185	7,087
	Bank of Nova Scotia	1.850%	4/14/20	4,365	4,359
[7]	Barclays Dryrock Issuance Trust 2014-3	2.410%	7/15/22	9,200	9,425
[7]	Bear Stearns Commercial Mortgage Securities
	Trust 2006-PWR13	5.533%	9/11/41	2,063	2,121
[7]	Bear Stearns Commercial Mortgage Securities
	Trust 2007-PWR16	5.843%	6/11/40	651	653
[7]	Bear Stearns Commercial Mortgage Securities
	Trust 2007-PWR16	5.895%	6/11/40	12,939	13,671
[7]	Bear Stearns Commercial Mortgage Securities
	Trust 2007-TOP28	5.710%	9/11/42	3,078	3,291
[7,10]	BMW Floorplan Master Owner Trust 2015-1A	0.707%	7/15/20	6,185	6,166
[7,9]	Brazos Higher Education Authority Inc. Series
	2005-3	0.525%	6/25/26	3,410	3,353
[7,9]	Brazos Higher Education Authority Inc. Series
	2011-1	1.129%	2/25/30	2,642	2,629
[7]	Cabela’s Credit Card Master Note Trust 2015-1A	2.260%	3/15/23	1,430	1,458
[7]	Cabela’s Credit Card Master Note Trust 2015-2A	0.877%	7/17/23	3,225	3,227
[10]	Canadian Imperial Bank of Commerce	2.250%	7/21/20	3,120	3,161
[7,9]	Capital One Multi-asset Execution Trust 2007-A5	0.247%	7/15/20	3,771	3,746
[7]	Capital One Multi-Asset Execution Trust 2014-A3	0.587%	1/18/22	11,094	11,085
[7]	Capital One Multi-Asset Execution Trust 2015-A2	2.080%	3/15/23	6,480	6,570
[7]	Capital One Multi-asset Execution Trust 2015-A4	2.750%	5/15/25	7,765	7,996
[7]	Carmax Auto Owner Trust 2014-4	1.810%	7/15/20	2,100	2,128
[7]	Carmax Auto Owner Trust 2015-1	1.830%	7/15/20	1,860	1,881
[7]	CarMax Auto Owner Trust 2015-2	1.800%	3/15/21	1,690	1,705
[7]	CarMax Auto Owner Trust 2015-3	1.980%	2/16/21	1,265	1,282
[7]	CenterPoint Energy Transition Bond Co. IV LLC
	2012-1	2.161%	10/15/21	5,853	5,962
[7,10]	CFCRE Commercial Mortgage Trust 2011-C2	5.760%	12/15/47	2,054	2,410
[7]	Chase Issuance Trust 2014-A2	2.770%	3/15/23	2,333	2,430
[7,10]	Chrysler Capital Auto Receivables Trust 2013-AA	1.340%	12/17/18	2,586	2,596
[7,10]	Cit Equipment Collateral 2013-VT1	1.130%	7/20/20	2,954	2,956
[7,9]	Citibank Credit Card Issuance Trust 2008-A7	1.591%	5/20/20	4,778	4,902
[7]	Citibank Credit Card Issuance Trust 2013-A2	0.476%	5/26/20	16,184	16,136
[7]	Citibank Credit Card Issuance Trust 2013-A2	0.633%	9/10/20	10,049	10,055
[7]	Citibank Credit Card Issuance Trust 2014-A1	2.880%	1/23/23	4,486	4,703
[7]	Citibank Credit Card Issuance Trust 2014-A6	2.150%	7/15/21	12,870	13,134
[7]	Citigroup Commercial Mortgage Trust 2006-C5	5.431%	10/15/49	2,481	2,552
[7]	Citigroup Commercial Mortgage Trust 2012-GC8	3.024%	9/10/45	1,280	1,319
[7,10]	Citigroup Commercial Mortgage Trust 2012-GC8	3.683%	9/10/45	400	421
[7]	Citigroup Commercial Mortgage Trust 2013-GC11	3.093%	4/10/46	1,309	1,337

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[7]	Citigroup Commercial Mortgage Trust 2013-GC15	3.942%	9/10/46	333	358
[7]	Citigroup Commercial Mortgage Trust 2014-GC19	4.023%	3/10/47	2,800	3,023
[7]	Citigroup Commercial Mortgage Trust 2014-GC21	3.477%	5/10/47	65	68
[7]	Citigroup Commercial Mortgage Trust 2014-GC21	3.855%	5/10/47	508	542
[7]	Citigroup Commercial Mortgage Trust 2014-GC23	3.622%	7/10/47	940	985
[7]	Citigroup Commercial Mortgage Trust 2014-GC23	3.863%	7/10/47	130	137
[7]	Citigroup Commercial Mortgage Trust 2014-GC25	3.372%	10/10/47	480	491
[7]	Citigroup Commercial Mortgage Trust 2014-GC25	3.635%	10/10/47	2,570	2,683
[7]	Citigroup Commercial Mortgage Trust 2015-GC33	3.778%	9/10/58	2,860	2,946
[7]	CNH Equipment Trust 2041-A	1.500%	5/15/20	3,409	3,433
[7]	COBALT CMBS Commercial Mortgage Trust
	2007-C2	5.484%	4/15/47	5,276	5,514
[7]	COMM 15-CR22 Mortgage Trust	3.309%	3/10/48	430	437
[7]	COMM 2006-C8 Mortgage Trust	5.292%	12/10/46	1,677	1,732
[7]	COMM 2006-C8 Mortgage Trust	5.306%	12/10/46	8,301	8,541
[7]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	595	615
[7]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	893	951
[7]	COMM 2012-CR3 Mortgage Trust	2.822%	10/15/45	1,531	1,548
[7]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	1,221	1,241
[7]	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	518	521
[7]	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	1,835	1,991
[7]	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	842	925
[7]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	655	696
[7]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,845	2,009
[7]	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	1,494	1,640
[7]	COMM 2013-CCRE9 Mortgage Trust	4.376%	7/10/45	3,603	3,971
[7,10] COMM 2013-CCRE9 Mortgage Trust		4.400%	7/10/45	2,083	2,258
[7,10] COMM 2013-LC13 Mortgage Trust		3.774%	8/10/46	546	589
[7]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	150	165
[7]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	834	850
[7,10] COMM 2013-SFS Mortgage Trust		3.086%	4/12/35	500	504
[7]	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	470	505
[7]	COMM 2014-CR14 Mortgage Trust	4.236%	2/10/47	593	650
[7]	COMM 2014-CR17 Mortgage Trust	3.977%	5/10/47	362	389
[7]	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	295	315
[7]	COMM 2014-CR18 Mortgage Trust	3.452%	7/15/47	100	106
[7]	COMM 2014-CR18 Mortgage Trust	3.828%	7/15/47	2,830	2,990
[7]	COMM 2014-CR20 Mortgage Trust	3.590%	11/10/47	1,500	1,562
[7]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	1,375	1,462
[7]	COMM 2014-LC19 Mortgage Trust	3.040%	2/10/48	25	26
[7]	COMM 2015-CR24 Mortgage Trust	3.445%	8/10/55	310	326
[7]	COMM 2015-CR24 Mortgage Trust	3.696%	8/10/55	2,830	2,962
[7]	COMM 2015-CR25 Mortgage Trust	3.759%	8/10/48	1,035	1,083
[7]	COMM 2015-CR26 Mortgage Trust	3.788%	10/10/48	6,500	6,695
[10]	Commonwealth Bank of Australia	2.000%	6/18/19	2,602	2,630
[10]	Commonwealth Bank of Australia	2.125%	7/22/20	2,720	2,736
[7]	CSAIL Commercial Mortgage Trust 2015-C3	3.718%	8/15/48	1,345	1,407
[7]	Discover Card Execution Note Trust 2012-A6	1.670%	1/18/22	13,138	13,185
[7]	Discover Card Execution Note Trust 2013-A1	0.507%	8/17/20	6,168	6,152
[7]	Discover Card Execution Note Trust 2013-A6	0.657%	4/15/21	5,095	5,104
[7]	Discover Card Execution Note Trust 2014-A4	2.120%	12/15/21	6,500	6,634
[10]	DNB Boligkreditt AS	1.450%	3/21/18	1,198	1,200
[7,10] Enterprise Fleet Financing LLC Series 2012-2		0.930%	4/20/18	643	643
[7,10] Enterprise Fleet Financing LLC Series 2013-2		1.510%	3/20/19	799	800
[7,10] Enterprise Fleet Financing LLC Series 2015-2		2.090%	2/22/21	3,300	3,336
[7]	Fifth Third Auto 2013-1	1.300%	2/18/20	8,361	8,392

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[7]	First National Master Note Trust 2013-2	0.737%	10/15/19	4,108	4,111
[7]	First National Master Note Trust 2015-1	0.974%	9/15/20	2,790	2,791
[7]	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	1,450	1,453
[7,10] Ford Credit Auto Owner Trust 2014-1		2.260%	11/15/25	3,159	3,209
[7]	Ford Credit Auto Owner Trust 2014-C	1.560%	2/15/20	1,350	1,361
[7,10] Ford Credit Auto Owner Trust 2015-2		2.440%	1/15/27	9,700	9,878
[7]	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	4,455	4,483
[7]	Ford Credit Floorplan Master Owner Trust A
	Series 2014-2	0.707%	2/15/21	6,191	6,166
[7]	Ford Credit Floorplan Master Owner Trust A
	Series 2015-2	1.980%	1/15/22	8,705	8,708
[7]	Ford Credit Floorplan Master Owner Trust A
	Series 2015-5	2.390%	8/15/22	9,340	9,452
[7]	GE Capital Credit Card Master Note Trust Series
	2012-2	2.220%	1/15/22	2,986	3,049
[7]	GE Capital Credit Card Master Note Trust Series
	2012-3	0.657%	3/15/20	23,000	22,989
[7]	GE Capital Credit Card Master Note Trust Series
	2012-6	1.360%	8/17/20	8,481	8,511
[7,9] GE Dealer Floorplan Master Note Trust Series
	2012-2	0.966%	4/22/19	6,570	6,577
[7]	GE Dealer Floorplan Master Note Trust Series
	2012-4	0.656%	10/20/17	4,778	4,778
[7]	GE Dealer Floorplan Master Note Trust Series
	2014-1	0.596%	7/20/19	9,800	9,752
[7]	GE Dealer Floorplan Master Note Trust Series
	2014-2	0.666%	10/20/19	2,600	2,587
[7]	GE Dealer Floorplan Master Note Trust Series
	2015-2	0.866%	1/20/22	7,200	7,173
[7,10] GM Financial Leasing Trust 2014-1A		1.300%	5/21/18	1,920	1,926
[7]	GM Financial Leasing Trust 2015-1	1.730%	6/20/19	950	959
[7,10] Golden Credit Card Trust 2012-2A		1.770%	1/15/19	8,701	8,766
[7,10] Golden Credit Card Trust 2014-2A		0.657%	3/15/21	2,781	2,775
[7,10] Great America Leasing Receivables 2013-1		1.160%	5/15/18	1,911	1,914
[7,10] Great America Leasing Receivables 2014-1		1.470%	8/15/20	1,077	1,080
[7]	GS Mortgage Securities Trust 2006-GG8	5.560%	11/10/39	5,352	5,475
[7,10] GS Mortgage Securities Trust 2012-GC6		4.948%	1/10/45	233	263
[7]	GS Mortgage Securities Trust 2013-GCJ12	3.135%	6/10/46	789	808
[7]	GS Mortgage Securities Trust 2014-GC20	3.998%	4/10/47	3,230	3,479
[7]	GS Mortgage Securities Trust 2014-GC26	3.629%	11/10/47	80	84
[7]	GS Mortgage Securities Trust 2015-GC32	3.764%	7/10/48	1,120	1,180
[7]	Harley-Davidson Motorcycle Trust 2013-1	0.870%	7/15/19	2,239	2,238
[7]	Harley-Davidson Motorcycle Trust 2014-1	1.550%	10/15/21	2,692	2,712
[7,10] Hertz Vehicle Financing LLC 2015-3		2.670%	9/25/21	5,580	5,578
[7,10] Hilton USA Trust 2013-HLT		2.662%	11/5/30	699	698
[7]	Honda Auto Receivables 2014-4 Owner Trust	1.460%	10/15/20	930	936
[7,10] Hyundai Auto Lease Securitization Trust 2014-A		1.010%	9/15/17	987	988
[7]	Hyundai Auto Receivables Trust 2015-C	1.780%	11/15/21	2,910	2,929
[9]	Illinois Student Assistance Commission Series
	2010-1	1.345%	4/25/22	2,293	2,293
[7,10] Irvine Core Office Trust 2013-IRV		3.279%	5/15/48	1,906	1,944
[7]	John Deere Owner Trust 2015-B	1.780%	6/15/22	480	483
[7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2006-LDP6	5.471%	4/15/43	4,350	4,400
[7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-LDP10	5.439%	1/15/49	3,098	3,228

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[7,10] JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C3	4.717%	2/15/46	2,819	3,127
[7,10] JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-C5	5.500%	8/15/46	833	954
[7,10] JP Morgan Chase Commercial Mortgage
	Securities Trust 2011-RR1	4.717%	3/16/46	8,782	9,811
[7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C6	3.507%	5/15/45	425	451
[7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	2.829%	10/15/45	944	958
[7,10] JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	3.424%	10/15/45	833	858
[7,10] JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-HSBC	3.093%	7/5/32	1,548	1,585
[7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C13	3.994%	1/15/46	2,453	2,651
[7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.674%	12/15/46	452	480
[7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	3.881%	12/15/46	100	107
[7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	4.166%	12/15/46	1,120	1,223
[7]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	2.960%	4/15/46	1,676	1,700
[7]	JPMBB Commercial Mortgage Securities Trust
	2013-C12	3.664%	7/15/45	2,680	2,838
[7]	JPMBB Commercial Mortgage Securities Trust
	2013-C12	4.161%	7/15/45	1,309	1,396
[7]	JPMBB Commercial Mortgage Securities Trust
	2013-C14	3.761%	8/15/46	358	382
[7]	JPMBB Commercial Mortgage Securities Trust
	2013-C14	4.133%	8/15/46	270	294
[7]	JPMBB Commercial Mortgage Securities Trust
	2013-C15	3.659%	11/15/45	179	190
[7]	JPMBB Commercial Mortgage Securities Trust
	2013-C17	4.199%	1/15/47	3,606	3,939
[7]	JPMBB Commercial Mortgage Securities Trust
	2014-C18	4.079%	2/15/47	442	479
[7]	JPMBB Commercial Mortgage Securities Trust
	2014-C18	4.439%	2/15/47	402	435
[7]	JPMBB Commercial Mortgage Securities Trust
	2014-C21	3.428%	8/15/47	580	608
[7]	JPMBB Commercial Mortgage Securities Trust
	2014-C24	3.639%	11/15/47	970	1,017
	Kentucky Higher Education Student Loan Corp.
	2013-2	0.797%	9/1/28	2,972	2,949
[7,10] Lanark Master Issuer plc 2012-2A		1.729%	12/22/54	749	751
[7,10] Lanark Master Issuer plc 2013-1A		0.829%	12/22/54	5,964	5,954
[7]	LB-UBS Commercial Mortgage Trust 2006-C3	5.641%	3/15/39	5,612	5,638
[7]	LB-UBS Commercial Mortgage Trust 2006-C6	5.342%	9/15/39	3,490	3,589
[7]	LB-UBS Commercial Mortgage Trust 2006-C7	5.347%	11/15/38	4,534	4,673
[7]	LB-UBS Commercial Mortgage Trust 2008-C1	6.269%	4/15/41	8,117	8,803
[7,10] M&T Bank Auto Receivables Trust 2013-1A		1.570%	8/15/18	3,123	3,142
[7,10] Macquarie Equipment Funding Trust 2012-A		0.850%	10/22/18	273	273
[7,9] MBNA Credit Card Master Note Trust 2004-A3		0.467%	8/16/21	15,215	15,135
[7,10] Mercedes-Benz Master Owner Trust 2012-A		0.790%	11/15/17	4,795	4,796

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[7]	Merrill Lynch Mortgage Trust 2006-C2	5.739%	8/12/43	833	852
[7]	ML-CFC Commercial Mortgage Trust 2006-2	6.060%	6/12/46	2,369	2,412
[7]	ML-CFC Commercial Mortgage Trust 2007-6	5.331%	3/12/51	1,866	1,865
[7,10] MMAF Equipment Finance LLC 2011-A		2.100%	7/15/17	3,385	3,395
[7,10] MMAF Equipment Finance LLC 2011-A		3.040%	8/15/28	6,271	6,407
[7,10] MMAF Equipment Finance LLC 2012-A		1.680%	5/11/20	1,732	1,749
[7,10] MMAF Equipment Finance LLC 2012-A		1.980%	6/10/32	599	605
[7,10] MMAF Equipment Finance LLC 2012-A		2.570%	6/9/33	895	923
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C5	3.176%	8/15/45	2,328	2,405
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C5	3.792%	8/15/45	416	438
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2012-C6	2.858%	11/15/45	1,132	1,146
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C10	4.218%	7/15/46	4,581	4,990
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	3.960%	8/15/46	880	953
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C11	4.362%	8/15/46	350	383
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C12	3.824%	10/15/46	375	401
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2013-C13	4.039%	11/15/46	75	81
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C14	4.064%	2/15/47	358	386
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C14	4.384%	2/15/47	179	194
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C15	4.051%	4/15/47	690	743
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C16	3.892%	6/15/47	2,364	2,515
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2014-C16	4.094%	6/15/47	295	313
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C22	3.306%	4/15/48	1,010	1,026
[7]	Morgan Stanley Bank of America Merrill Lynch
	Trust 2015-C23	3.719%	7/15/50	2,800	2,931
[7]	Morgan Stanley Capital I Trust 2006-HQ9	5.728%	7/12/44	5,545	5,682
[7]	Morgan Stanley Capital I Trust 2006-IQ12	5.319%	12/15/43	1,977	2,044
[7,10] Morgan Stanley Capital I Trust 2012-STAR		3.201%	8/5/34	1,982	2,035
[7]	Navient Student Loan Trust 2014-8	0.634%	4/25/23	8,100	7,959
[7]	Navient Student Loan Trust 2015-1	0.794%	4/25/40	2,750	2,661
[7]	Navient Student Loan Trust 2015-3	0.844%	6/26/56	4,800	4,795
[7]	Nissan Auto Lease Trust 2014-A	1.040%	10/15/19	4,486	4,493
[7]	Nissan Auto Lease Trust 2015-A	1.580%	5/17/21	875	881
[7]	Nissan Auto Receivables 2015-B Owner Trust	1.500%	9/15/21	6,990	7,022
[7]	Nissan Auto Receivables 2015-B Owner Trust	1.790%	1/17/22	775	784
[7]	Nissan Master Owner Trust Receivables Series
	2013-A	0.507%	2/15/18	1,822	1,821
[7]	Nissan Master Owner Trust Receivables Series
	2015-A	1.440%	1/15/20	7,500	7,524
[10]	Norddeutsche Landesbank Girozentrale	2.000%	2/5/19	3,200	3,239
[9]	North Carolina State Education Assistance
	Authority 2011-1	1.181%	1/26/26	1,431	1,426
	Royal Bank of Canada	1.875%	2/5/20	4,800	4,797

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[7,9] SLM Student Loan Trust 2005-5		0.395%	4/25/25	12,365	12,126
[7,9] SLM Student Loan Trust 2006-5		0.405%	1/25/27	1,792	1,740
[7]	SLM Student Loan Trust 2013-3	0.494%	5/26/20	2,877	2,874
[7]	SLM Student Loan Trust 2013-3	0.694%	4/26/27	3,584	3,529
[7]	SLM Student Loan Trust 2013-5	0.794%	10/25/27	2,992	3,009
[7]	SLM Student Loan Trust 2013-6	0.844%	6/26/28	4,360	4,319
[7]	SLM Student Loan Trust 2014-1	0.574%	7/26/21	5,196	5,142
[7]	SLM Student Loan Trust 2014-2	0.784%	3/26/29	7,766	7,434
[7]	SMART ABS Series 2012-4US Trust	0.970%	3/14/17	610	609
[7]	SMART ABS Series 2012-4US Trust	1.250%	8/14/18	836	837
[7]	SMART ABS Series 2013-1US Trust	1.050%	10/14/18	1,672	1,670
[7]	SMART ABS Series 2014-1US Trust	1.680%	12/14/19	269	269
[7,9] South Carolina Student Loan Corp. Revenue
	2010-1	1.295%	7/25/25	1,096	1,103
[10]	SpareBank 1 Boligkreditt AS	1.250%	5/2/18	998	995
[7,10] SpareBank 1 Boligkreditt AS		1.750%	11/15/20	5,077	5,049
[10]	Swedbank Hypotek AB	1.375%	3/28/18	1,131	1,131
[7]	Synchrony Credit Card Master Note Trust 2015-1	2.370%	3/15/23	2,560	2,616
[7]	Synchrony Credit Card Master Note Trust 2015-2	1.600%	4/15/21	3,500	3,520
[7]	Synchrony Credit Card Master Note Trust 2015-3	2.380%	9/15/23	5,760	5,760
[7]	UBS Commercial Mortgage Trust 2012-C1	4.171%	5/10/45	244	262
[7,10] UBS-BAMLL Trust 2012-WRM		3.663%	6/10/30	3,870	4,012
[7]	UBS-Barclays Commercial Mortgage Trust
	2012-C4	2.850%	12/10/45	1,340	1,352
[7,10] VNO 2012-6AVE Mortgage Trust		2.996%	11/15/30	2,470	2,494
[7]	Volkswagen Auto Lease Trust 2014-A	0.990%	7/20/18	2,153	2,151
[7]	Wachovia Bank Commercial Mortgage Trust
	Series 2006-C29	5.297%	11/15/48	3,413	3,533
[7]	Wells Fargo Commercial Mortgage Trust
	2012-LC5	2.918%	10/15/45	863	878
[7]	Wells Fargo Commercial Mortgage Trust
	2012-LC5	3.539%	10/15/45	327	341
[7]	Wells Fargo Commercial Mortgage Trust
	2013-LC12	3.928%	7/15/46	416	449
[7]	Wells Fargo Commercial Mortgage Trust
	2013-LC12	4.218%	7/15/46	290	317
[7]	Wells Fargo Commercial Mortgage Trust
	2015-C26	2.991%	2/15/48	90	91
[7]	Wells Fargo Commercial Mortgage Trust
	2015-C26	3.166%	2/15/48	215	216
[7]	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.400%	6/15/48	550	572
[7]	Wells Fargo Commercial Mortgage Trust
	2015-C29	3.637%	6/15/48	7,160	7,440
[7]	Wells Fargo Commercial Mortgage Trust
	2015-C30	3.411%	9/15/58	3,100	3,168
[7]	Wells Fargo Commercial Mortgage Trust
	2015-C30	3.664%	9/15/58	1,870	1,948
[7]	Wells Fargo Commercial Mortgage Trust
	2015-Lc22	3.839%	9/15/58	3,340	3,519
[7]	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.556%	12/15/47	240	252
[7]	Wells Fargo Commercial Mortgage Trust
	2015-SG1	3.789%	12/15/47	1,200	1,260
[10]	Westpac Banking Corp.	2.450%	11/28/16	4,837	4,918
[10]	Westpac Banking Corp.	1.850%	11/26/18	1,028	1,036

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
[7,10] WFRBS Commercial Mortgage Trust 2011-C3		4.375%	3/15/44	1,221	1,339
[7]	WFRBS Commercial Mortgage Trust 2012-C7	3.431%	6/15/45	1,072	1,126
[7]	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	610	655
[7]	WFRBS Commercial Mortgage Trust 2012-C8	3.001%	8/15/45	208	213
[7]	WFRBS Commercial Mortgage Trust 2012-C9	2.870%	11/15/45	2,428	2,460
[7]	WFRBS Commercial Mortgage Trust 2012-C9	3.388%	11/15/45	566	582
[7]	WFRBS Commercial Mortgage Trust 2013-C15	3.720%	8/15/46	476	508
[7]	WFRBS Commercial Mortgage Trust 2013-C15	4.153%	8/15/46	225	245
[7]	WFRBS Commercial Mortgage Trust 2013-C17	3.558%	12/15/46	161	170
[7]	WFRBS Commercial Mortgage Trust 2013-C18	3.676%	12/15/46	595	635
[7]	WFRBS Commercial Mortgage Trust 2013-C18	4.162%	12/15/46	1,488	1,624
[7]	WFRBS Commercial Mortgage Trust 2014-C19	4.101%	3/15/47	461	500
[7]	WFRBS Commercial Mortgage Trust 2014-C23	3.917%	10/15/57	595	634
[7]	WFRBS Commercial Mortgage Trust 2014-C24	3.607%	11/15/47	1,110	1,155
[7]	WFRBS Commercial Mortgage Trust 2014-LC14	3.522%	3/15/47	140	148
[7]	WFRBS Commercial Mortgage Trust 2014-LC14	4.045%	3/15/47	692	747
[7]	World Financial Network Credit Card Master Note
	Trust Series 2013-A	1.610%	12/15/21	1,732	1,741
[7]	World Financial Network Credit Card Master Note
	Trust Series 2014-A	0.587%	12/15/19	6,729	6,729
[7]	World Financial Network Credit Card Master Note
	Trust Series 2015-A	0.687%	2/15/22	2,585	2,578
[7]	World Omni Auto Receivables Trust 2013-B	1.320%	1/15/20	1,953	1,961
[7]	World Omni Auto Receivables Trust 2014-B	1.680%	12/15/20	3,360	3,386
[7]	World Omni Automobile Lease Securitization
	Trust 2015-A	1.730%	12/15/20	850	856
[7,10] World Omni Master Owner Trust 2013-1		0.557%	2/15/18	1,612	1,611
Total Asset-Backed/Commercial Mortgage-Backed Securities (Cost $910,878)					916,150
Corporate Bonds (20.6%)
Finance (10.4%)
	Banking (8.5%)
	Abbey National Treasury Services plc	1.375%	3/13/17	760	760
	Abbey National Treasury Services plc	1.650%	9/29/17	4,500	4,521
	Abbey National Treasury Services plc	3.050%	8/23/18	3,410	3,521
	Abbey National Treasury Services plc	4.000%	3/13/24	4,490	4,668
	American Express Bank FSB	6.000%	9/13/17	1,000	1,083
	American Express Centurion Bank	6.000%	9/13/17	1,731	1,874
	American Express Credit Corp.	2.250%	8/15/19	1,800	1,807
	American Express Credit Corp.	2.375%	5/26/20	4,900	4,903
	Australia & New Zealand Banking Group Ltd.	1.875%	10/6/17	2,350	2,373
[10]	Australia & New Zealand Banking Group Ltd.	4.875%	1/12/21	4,040	4,532
[10]	Australia & New Zealand Banking Group Ltd.	4.500%	3/19/24	3,590	3,591
	Bank of America Corp.	2.600%	1/15/19	2,520	2,547
	Bank of America Corp.	2.650%	4/1/19	1,570	1,588
	Bank of America Corp.	2.250%	4/21/20	1,500	1,476
	Bank of America Corp.	5.700%	1/24/22	2,700	3,080
	Bank of America Corp.	4.100%	7/24/23	900	931
	Bank of America Corp.	4.125%	1/22/24	5,222	5,457
	Bank of America Corp.	4.000%	4/1/24	900	924
	Bank of America Corp.	3.875%	8/1/25	7,165	7,265
	Bank of America NA	1.250%	2/14/17	4,130	4,132
	Bank of Montreal	2.550%	11/6/22	3,140	3,089
	Bank of New York Mellon Corp.	1.969%	6/20/17	2,880	2,916
	Bank of New York Mellon Corp.	4.600%	1/15/20	3,770	4,146
	Bank of New York Mellon Corp.	2.150%	2/24/20	590	590

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Bank of New York Mellon Corp.	2.600%	8/17/20	1,246	1,261
	Bank of New York Mellon Corp.	4.150%	2/1/21	2,000	2,170
	Bank of New York Mellon Corp.	3.400%	5/15/24	1,890	1,930
	Bank of New York Mellon Corp.	3.000%	2/24/25	600	588
	Bank of Nova Scotia	1.450%	4/25/18	1,193	1,186
	Bank of Nova Scotia	2.050%	10/30/18	11,910	12,022
	Bank of Nova Scotia	4.375%	1/13/21	4,490	4,901
	Bank of Nova Scotia	2.800%	7/21/21	2,648	2,679
[10]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	4,192	4,236
	Barclays Bank plc	3.750%	5/15/24	2,250	2,282
	BB&T Corp.	2.050%	6/19/18	3,798	3,834
	Bear Stearns Cos. LLC	6.400%	10/2/17	7,190	7,839
	Bear Stearns Cos. LLC	7.250%	2/1/18	5,050	5,654
	BNP Paribas SA	1.375%	3/17/17	1,800	1,801
	BNP Paribas SA	2.700%	8/20/18	3,590	3,673
	BNP Paribas SA	2.400%	12/12/18	5,350	5,417
	BPCE SA	2.500%	12/10/18	7,485	7,631
	BPCE SA	2.250%	1/27/20	1,750	1,759
	BPCE SA	4.000%	4/15/24	5,750	5,976
	Citigroup Inc.	2.500%	9/26/18	2,590	2,625
	Citigroup Inc.	4.500%	1/14/22	2,340	2,532
	Citigroup Inc.	3.300%	4/27/25	2,640	2,563
	Commonwealth Bank of Australia	1.625%	3/12/18	2,680	2,684
	Commonwealth Bank of Australia	2.500%	9/20/18	9,880	10,106
	Commonwealth Bank of Australia	2.250%	3/13/19	2,000	2,020
[10]	Commonwealth Bank of Australia	5.000%	3/19/20	2,970	3,313
	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA	2.250%	1/14/19	3,590	3,627
	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA	2.250%	1/14/20	750	750
	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA	3.875%	2/8/22	4,187	4,416
	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA	4.625%	12/1/23	10,840	11,204
	Cooperatieve Centrale Raiffeisen-Boerenleenbank
	BA	3.375%	5/21/25	4,090	4,021
	Credit Suisse	2.300%	5/28/19	5,990	6,009
	Credit Suisse	3.000%	10/29/21	3,000	3,003
	Credit Suisse	3.625%	9/9/24	2,800	2,798
[10]	Danske Bank A/S	2.750%	9/17/20	6,300	6,350
	Deutsche Bank AG	1.875%	2/13/18	2,600	2,593
	Deutsche Bank AG	3.700%	5/30/24	3,040	3,019
	Goldman Sachs Group Inc.	2.375%	1/22/18	10,840	10,971
	Goldman Sachs Group Inc.	6.150%	4/1/18	5,200	5,719
	Goldman Sachs Group Inc.	2.625%	1/31/19	9,470	9,601
	Goldman Sachs Group Inc.	2.550%	10/23/19	6,050	6,085
	Goldman Sachs Group Inc.	6.000%	6/15/20	3,165	3,635
	Goldman Sachs Group Inc.	2.750%	9/15/20	1,684	1,689
	Goldman Sachs Group Inc.	5.250%	7/27/21	1,200	1,338
	Goldman Sachs Group Inc.	5.750%	1/24/22	8,970	10,296
	Goldman Sachs Group Inc.	3.625%	1/22/23	6,831	6,910
	Goldman Sachs Group Inc.	4.000%	3/3/24	13,560	13,966
	Goldman Sachs Group Inc.	3.850%	7/8/24	1,880	1,917
	Goldman Sachs Group Inc.	3.500%	1/23/25	11,275	11,051
[10]	HSBC Bank plc	1.500%	5/15/18	2,250	2,236
	HSBC Bank USA NA	4.875%	8/24/20	3,896	4,287

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	HSBC Holdings plc	5.100%	4/5/21	5,840	6,479
	HSBC Holdings plc	4.000%	3/30/22	4,400	4,619
	HSBC Holdings plc	4.250%	3/14/24	2,700	2,690
	HSBC USA Inc.	2.625%	9/24/18	2,700	2,748
	HSBC USA Inc.	2.375%	11/13/19	2,960	2,954
	HSBC USA Inc.	2.750%	8/7/20	780	782
	JPMorgan Chase & Co.	3.450%	3/1/16	3,590	3,629
	JPMorgan Chase & Co.	2.000%	8/15/17	4,490	4,521
	JPMorgan Chase & Co.	6.000%	1/15/18	12,490	13,648
	JPMorgan Chase & Co.	1.700%	3/1/18	2,400	2,394
	JPMorgan Chase & Co.	1.625%	5/15/18	2,800	2,784
	JPMorgan Chase & Co.	6.300%	4/23/19	8,450	9,590
	JPMorgan Chase & Co.	2.250%	1/23/20	6,490	6,430
	JPMorgan Chase & Co.	4.950%	3/25/20	5,955	6,558
	JPMorgan Chase & Co.	2.750%	6/23/20	4,475	4,501
	JPMorgan Chase & Co.	4.400%	7/22/20	4,720	5,090
	JPMorgan Chase & Co.	4.250%	10/15/20	3,600	3,859
	JPMorgan Chase & Co.	4.625%	5/10/21	2,740	2,983
	JPMorgan Chase & Co.	4.350%	8/15/21	7,155	7,679
	JPMorgan Chase & Co.	4.500%	1/24/22	9,891	10,675
	JPMorgan Chase & Co.	3.250%	9/23/22	3,140	3,139
	JPMorgan Chase & Co.	3.200%	1/25/23	10,053	9,959
	JPMorgan Chase & Co.	3.875%	2/1/24	1,500	1,545
	JPMorgan Chase & Co.	3.625%	5/13/24	3,350	3,382
	JPMorgan Chase & Co.	3.125%	1/23/25	700	676
	JPMorgan Chase & Co.	3.900%	7/15/25	2,353	2,396
	JPMorgan Chase Bank NA	6.000%	10/1/17	7,190	7,771
	KeyBank NA	1.650%	2/1/18	2,400	2,401
	Lloyds Bank plc	1.750%	5/14/18	3,080	3,077
	Lloyds Bank plc	2.350%	9/5/19	1,960	1,977
	Lloyds Bank plc	6.375%	1/21/21	2,880	3,450
	Lloyds Bank plc	3.500%	5/14/25	3,010	2,987
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	6,062	6,109
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	3,400	3,411
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	1,400	1,342
	Morgan Stanley	1.875%	1/5/18	2,700	2,708
	Morgan Stanley	2.125%	4/25/18	8,135	8,175
	Morgan Stanley	2.500%	1/24/19	4,973	5,041
	Morgan Stanley	2.375%	7/23/19	17,224	17,222
	Morgan Stanley	2.650%	1/27/20	2,000	2,003
	Morgan Stanley	2.800%	6/16/20	1,800	1,809
	Morgan Stanley	5.750%	1/25/21	6,800	7,733
	Morgan Stanley	3.875%	4/29/24	7,500	7,665
	Morgan Stanley	4.000%	7/23/25	5,652	5,760
	MUFG Americas Holdings Corp.	3.500%	6/18/22	6,290	6,432
	MUFG Americas Holdings Corp.	3.000%	2/10/25	1,800	1,713
	MUFG Union Bank NA	2.625%	9/26/18	1,460	1,485
	National Australia Bank Ltd.	2.300%	7/25/18	3,140	3,191
[10]	Nordea Bank AB	1.875%	9/17/18	2,440	2,448
[10]	Nordea Bank AB	2.500%	9/17/20	3,785	3,813
	PNC Bank NA	2.200%	1/28/19	3,300	3,333
	PNC Bank NA	2.700%	11/1/22	4,900	4,727
	PNC Bank NA	3.300%	10/30/24	1,450	1,444
	PNC Bank NA	2.950%	2/23/25	2,820	2,731
	PNC Financial Services Group Inc.	2.854%	11/9/22	1,200	1,196

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	PNC Funding Corp.	5.125%	2/8/20	2,550	2,857
	PNC Funding Corp.	3.300%	3/8/22	3,590	3,690
	State Street Corp.	1.350%	5/15/18	1,800	1,791
	State Street Corp.	2.550%	8/18/20	756	764
	State Street Corp.	3.300%	12/16/24	1,790	1,803
	State Street Corp.	3.550%	8/18/25	778	791
	Svenska Handelsbanken AB	2.400%	10/1/20	610	611
[10]	Swedbank AB	2.375%	2/27/19	3,770	3,820
	UBS AG	5.875%	12/20/17	1,530	1,666
	UBS AG	1.800%	3/26/18	4,000	3,999
	UBS AG	2.375%	8/14/19	2,310	2,320
	US Bancorp	4.125%	5/24/21	1,350	1,464
	US Bank NA	1.350%	1/26/18	601	601
	Wachovia Corp.	5.750%	6/15/17	4,570	4,905
	Wachovia Corp.	5.750%	2/1/18	6,740	7,368
	Wells Fargo & Co.	5.625%	12/11/17	7,020	7,623
	Wells Fargo & Co.	2.150%	1/15/19	2,044	2,059
	Wells Fargo & Co.	2.125%	4/22/19	4,940	4,975
	Wells Fargo & Co.	2.150%	1/30/20	6,490	6,477
	Wells Fargo & Co.	2.600%	7/22/20	7,410	7,467
	Wells Fargo & Co.	3.000%	1/22/21	2,240	2,303
	Wells Fargo & Co.	4.600%	4/1/21	5,670	6,220
	Wells Fargo & Co.	3.500%	3/8/22	3,720	3,847
	Wells Fargo & Co.	3.450%	2/13/23	7,460	7,429
	Wells Fargo & Co.	3.300%	9/9/24	7,510	7,450
	Wells Fargo & Co.	3.000%	2/19/25	1,050	1,008
	Wells Fargo & Co.	3.550%	9/29/25	3,179	3,170
	Wells Fargo Bank NA	6.000%	11/15/17	7,190	7,829
	Westpac Banking Corp.	2.250%	7/30/18	5,575	5,657
	Westpac Banking Corp.	4.875%	11/19/19	7,190	7,988
	Westpac Banking Corp.	2.300%	5/26/20	2,570	2,582

	Brokerage (0.3%)
	Ameriprise Financial Inc.	3.700%	10/15/24	1,785	1,830
	Charles Schwab Corp.	2.200%	7/25/18	450	456
	Charles Schwab Corp.	4.450%	7/22/20	1,350	1,490
	CME Group Inc.	3.000%	3/15/25	1,340	1,316
	Franklin Resources Inc.	2.850%	3/30/25	1,785	1,718
	Intercontinental Exchange Inc.	4.000%	10/15/23	10,510	10,909
	Invesco Finance plc	3.125%	11/30/22	4,490	4,556
	TD Ameritrade Holding Corp.	2.950%	4/1/22	60	60
	TD Ameritrade Holding Corp.	3.625%	4/1/25	3,220	3,288

	Finance Companies (1.0%)
	General Electric Capital Corp.	1.500%	7/12/16	4,884	4,917
	General Electric Capital Corp.	2.900%	1/9/17	8,990	9,210
	General Electric Capital Corp.	5.400%	2/15/17	2,010	2,127
	General Electric Capital Corp.	5.625%	9/15/17	3,318	3,606
	General Electric Capital Corp.	5.625%	5/1/18	7,315	8,087
	General Electric Capital Corp.	6.000%	8/7/19	5,030	5,816
	General Electric Capital Corp.	5.500%	1/8/20	9,296	10,639
	General Electric Capital Corp.	2.200%	1/9/20	3,356	3,393
	General Electric Capital Corp.	5.550%	5/4/20	1,364	1,573
	General Electric Capital Corp.	4.375%	9/16/20	5,601	6,180
	General Electric Capital Corp.	4.625%	1/7/21	6,640	7,442

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	General Electric Capital Corp.	5.300%	2/11/21	4,490	5,165
	General Electric Capital Corp.	4.650%	10/17/21	5,255	5,922
	General Electric Capital Corp.	3.150%	9/7/22	1,680	1,734
	General Electric Capital Corp.	3.100%	1/9/23	1,800	1,841

	Insurance (0.4%)
	ACE INA Holdings Inc.	3.150%	3/15/25	895	873
[10]	Jackson National Life Global Funding	4.700%	6/1/18	2,250	2,406
	Manulife Financial Corp.	4.900%	9/17/20	6,695	7,425
	MetLife Inc.	3.600%	4/10/24	995	1,014
	MetLife Inc.	3.000%	3/1/25	1,500	1,459
[10]	Metropolitan Life Global Funding I	3.000%	1/10/23	3,500	3,479
	PartnerRe Finance A LLC	6.875%	6/1/18	2,250	2,525
	PartnerRe Finance B LLC	5.500%	6/1/20	1,740	1,932
[10]	Swiss Re Treasury US Corp.	2.875%	12/6/22	4,580	4,427
	UnitedHealth Group Inc.	1.450%	7/17/17	670	673
	UnitedHealth Group Inc.	1.900%	7/16/18	1,020	1,031
	UnitedHealth Group Inc.	2.700%	7/15/20	1,010	1,031
	UnitedHealth Group Inc.	3.350%	7/15/22	2,080	2,147
	UnitedHealth Group Inc.	2.875%	3/15/23	2,700	2,686
	UnitedHealth Group Inc.	3.750%	7/15/25	1,290	1,334

	Real Estate Investment Trusts (0.2%)
	Federal Realty Investment Trust	3.000%	8/1/22	2,300	2,288
	Federal Realty Investment Trust	2.750%	6/1/23	4,490	4,332
	Simon Property Group LP	5.650%	2/1/20	3,860	4,377
	Simon Property Group LP	2.500%	9/1/20	727	734
	Simon Property Group LP	4.375%	3/1/21	4,400	4,783
	Simon Property Group LP	3.750%	2/1/24	2,661	2,739
	Simon Property Group LP	3.500%	9/1/25	891	892
					841,207
Industrial (8.2%)
	Basic Industry (0.5%)
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	1,070	1,131
	BHP Billiton Finance USA Ltd.	3.250%	11/21/21	4,640	4,652
	BHP Billiton Finance USA Ltd.	2.875%	2/24/22	4,620	4,506
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	5,570	5,641
	EI du Pont de Nemours & Co.	4.625%	1/15/20	2,520	2,765
	EI du Pont de Nemours & Co.	3.625%	1/15/21	1,995	2,120
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	930	958
	Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	771	880
	Praxair Inc.	3.000%	9/1/21	2,850	2,930
	Praxair Inc.	2.200%	8/15/22	1,120	1,073
	Praxair Inc.	2.650%	2/5/25	1,015	982
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	2,000	2,226
	Rio Tinto Finance USA Ltd.	4.125%	5/20/21	3,595	3,782
	Rio Tinto Finance USA plc	1.625%	8/21/17	5,349	5,330
	Rio Tinto Finance USA plc	2.250%	12/14/18	900	896
	Rio Tinto Finance USA plc	3.500%	3/22/22	370	369
	Rio Tinto Finance USA plc	2.875%	8/21/22	370	351
	Sherwin-Williams Co.	3.450%	8/1/25	900	911
	Syngenta Finance NV	3.125%	3/28/22	1,080	1,058

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Capital Goods (1.2%)
[10]	Airbus Group Finance BV	2.700%	4/17/23	7,161	7,072
	Boeing Capital Corp.	4.700%	10/27/19	2,790	3,094
	Boeing Co.	7.950%	8/15/24	5,890	8,047
	Danaher Corp.	5.625%	1/15/18	2,700	2,954
	Danaher Corp.	5.400%	3/1/19	3,505	3,913
	Danaher Corp.	3.900%	6/23/21	2,215	2,374
	Danaher Corp.	3.350%	9/15/25	6,375	6,497
	Deere & Co.	2.600%	6/8/22	3,590	3,535
	General Dynamics Corp.	2.250%	11/15/22	4,490	4,305
	General Electric Co.	2.700%	10/9/22	10,844	10,848
	Honeywell International Inc.	3.350%	12/1/23	9,475	9,863
	John Deere Capital Corp.	5.350%	4/3/18	5,545	6,059
	John Deere Capital Corp.	5.750%	9/10/18	2,700	3,012
	John Deere Capital Corp.	2.300%	9/16/19	1,970	1,993
	John Deere Capital Corp.	2.450%	9/11/20	5,175	5,219
	John Deere Capital Corp.	3.900%	7/12/21	2,585	2,763
	John Deere Capital Corp.	2.750%	3/15/22	1,980	1,969
	John Deere Capital Corp.	2.800%	1/27/23	1,925	1,903
	Parker-Hannifin Corp.	3.500%	9/15/22	1,885	1,971
	Parker-Hannifin Corp.	3.300%	11/21/24	4,475	4,569
	Precision Castparts Corp.	2.500%	1/15/23	4,130	3,992
	Raytheon Co.	2.500%	12/15/22	2,520	2,478

	Communication (0.7%)
	America Movil SAB de CV	2.375%	9/8/16	1,335	1,345
	America Movil SAB de CV	5.000%	10/16/19	1,800	1,953
	America Movil SAB de CV	5.000%	3/30/20	4,800	5,265
	America Movil SAB de CV	3.125%	7/16/22	7,364	7,166
	Comcast Cable Communications Holdings Inc.	9.455%	11/15/22	1,530	2,137
	Comcast Corp.	5.875%	2/15/18	2,100	2,315
	Comcast Corp.	5.700%	5/15/18	2,220	2,457
	Comcast Corp.	2.850%	1/15/23	2,700	2,690
	Comcast Corp.	3.600%	3/1/24	3,600	3,731
	Comcast Corp.	3.375%	2/15/25	2,885	2,913
	Comcast Corp.	3.375%	8/15/25	1,815	1,829
	NBCUniversal Media LLC	5.150%	4/30/20	8,090	9,126
	NBCUniversal Media LLC	4.375%	4/1/21	6,290	6,889
	NBCUniversal Media LLC	2.875%	1/15/23	4,390	4,345
	Walt Disney Co.	3.150%	9/17/25	2,500	2,533

	Consumer Cyclical (1.0%)
[10]	Alibaba Group Holding Ltd.	3.125%	11/28/21	1,030	990
[10]	Alibaba Group Holding Ltd.	3.600%	11/28/24	1,285	1,198
	American Honda Finance Corp.	1.600%	7/13/18	700	699
	American Honda Finance Corp.	2.250%	8/15/19	6,590	6,624
	American Honda Finance Corp.	2.450%	9/24/20	2,225	2,220
	Automatic Data Processing Inc.	2.250%	9/15/20	650	653
	Automatic Data Processing Inc.	3.375%	9/15/25	475	482
	Costco Wholesale Corp.	2.250%	2/15/22	2,790	2,760
	Cummins Inc.	3.650%	10/1/23	1,350	1,410
[10]	Daimler Finance North America LLC	2.375%	8/1/18	8,285	8,319
[10]	Daimler Finance North America LLC	2.875%	3/10/21	3,055	2,982
[10]	Daimler Finance North America LLC	3.875%	9/15/21	1,000	1,008
	Harley-Davidson Inc.	3.500%	7/28/25	2,665	2,706

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Home Depot Inc.	4.400%	4/1/21	2,030	2,238
Home Depot Inc.	2.625%	6/1/22	2,700	2,701
Home Depot Inc.	3.350%	9/15/25	950	967
Lowe’s Cos. Inc.	4.625%	4/15/20	2,070	2,285
Lowe’s Cos. Inc.	3.120%	4/15/22	3,590	3,664
Lowe’s Cos. Inc.	3.875%	9/15/23	3,775	4,003
Lowe’s Cos. Inc.	3.375%	9/15/25	775	783
MasterCard Inc.	2.000%	4/1/19	670	678
MasterCard Inc.	3.375%	4/1/24	1,350	1,383
PACCAR Financial Corp.	1.600%	3/15/17	2,250	2,268
PACCAR Financial Corp.	1.750%	8/14/18	220	221
PACCAR Financial Corp.	2.200%	9/15/19	450	454
PACCAR Financial Corp.	2.500%	8/14/20	315	319
TJX Cos. Inc.	6.950%	4/15/19	6,740	7,866
TJX Cos. Inc.	2.750%	6/15/21	2,700	2,743
TJX Cos. Inc.	2.500%	5/15/23	900	871
Toyota Motor Credit Corp.	1.550%	7/13/18	500	500
Toyota Motor Credit Corp.	2.800%	7/13/22	600	604
VF Corp.	3.500%	9/1/21	1,900	2,015
Wal-Mart Stores Inc.	3.625%	7/8/20	1,365	1,472
Wal-Mart Stores Inc.	3.250%	10/25/20	1,485	1,575
Wal-Mart Stores Inc.	4.250%	4/15/21	2,852	3,158
Wal-Mart Stores Inc.	2.550%	4/11/23	6,290	6,216

Consumer Noncyclical (1.5%)
Anheuser-Busch Cos. LLC	5.500%	1/15/18	5,840	6,358
Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	970	963
Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	3,300	3,306
Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	2,355	2,251
Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	1,990	2,223
Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	990	1,080
Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	2,725	2,606
Coca-Cola Co.	3.300%	9/1/21	3,590	3,763
Coca-Cola Co.	3.200%	11/1/23	1,435	1,474
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	2,655	2,696
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	1,350	1,390
Colgate-Palmolive Co.	2.100%	5/1/23	1,200	1,161
Covidien International Finance SA	2.950%	6/15/23	8,300	8,207
Gilead Sciences Inc.	3.250%	9/1/22	4,085	4,119
Gilead Sciences Inc.	3.700%	4/1/24	6,230	6,374
Gilead Sciences Inc.	3.500%	2/1/25	5,185	5,220
Gilead Sciences Inc.	3.650%	3/1/26	2,720	2,733
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	5,390	5,975
Hershey Co.	4.125%	12/1/20	785	860
Hershey Co.	2.625%	5/1/23	5,500	5,418
Hershey Co.	3.200%	8/21/25	2,680	2,727
Kaiser Foundation Hospitals	3.500%	4/1/22	1,105	1,138
Kimberly-Clark Corp.	3.625%	8/1/20	630	670
Medtronic Inc.	5.600%	3/15/19	1,800	2,026
Medtronic Inc.	2.750%	4/1/23	5,000	4,965
Medtronic Inc.	3.500%	3/15/25	4,400	4,491
PepsiCo Inc.	7.900%	11/1/18	900	1,064
PepsiCo Inc.	4.500%	1/15/20	2,250	2,489
PepsiCo Inc.	3.000%	8/25/21	1,360	1,408
PepsiCo Inc.	3.100%	7/17/22	6,318	6,452

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
PepsiCo Inc.	2.750%	3/1/23	900	893
PepsiCo Inc.	3.600%	3/1/24	6,536	6,774
PepsiCo Inc.	3.500%	7/17/25	5,350	5,491
Philip Morris International Inc.	2.900%	11/15/21	1,350	1,358
Philip Morris International Inc.	3.600%	11/15/23	3,050	3,162
Stryker Corp.	4.375%	1/15/20	1,800	1,965
Sysco Corp.	3.750%	10/1/25	2,095	2,112

Energy (1.4%)
BP Capital Markets plc	1.375%	5/10/18	1,800	1,787
BP Capital Markets plc	2.241%	9/26/18	3,780	3,825
BP Capital Markets plc	4.750%	3/10/19	7,640	8,360
BP Capital Markets plc	4.500%	10/1/20	4,040	4,453
BP Capital Markets plc	3.561%	11/1/21	6,917	7,237
BP Capital Markets plc	3.062%	3/17/22	915	919
BP Capital Markets plc	3.245%	5/6/22	1,800	1,812
BP Capital Markets plc	2.500%	11/6/22	3,140	2,993
BP Capital Markets plc	2.750%	5/10/23	2,190	2,098
BP Capital Markets plc	3.994%	9/26/23	900	935
BP Capital Markets plc	3.814%	2/10/24	3,590	3,667
BP Capital Markets plc	3.506%	3/17/25	915	905
Chevron Corp.	2.193%	11/15/19	450	455
Chevron Corp.	2.411%	3/3/22	3,290	3,218
Chevron Corp.	2.355%	12/5/22	4,825	4,645
Chevron Corp.	3.191%	6/24/23	550	557
ConocoPhillips Co.	2.400%	12/15/22	1,800	1,705
Dominion Gas Holdings LLC	2.500%	12/15/19	2,690	2,715
EOG Resources Inc.	4.400%	6/1/20	2,065	2,253
EOG Resources Inc.	2.625%	3/15/23	5,390	5,226
EOG Resources Inc.	3.150%	4/1/25	3,010	2,951
Exxon Mobil Corp.	2.397%	3/6/22	1,100	1,093
Halliburton Co.	5.900%	9/15/18	450	502
National Oilwell Varco Inc.	2.600%	12/1/22	4,490	4,178
Occidental Petroleum Corp.	1.500%	2/15/18	2,250	2,246
Occidental Petroleum Corp.	4.100%	2/1/21	5,815	6,264
Occidental Petroleum Corp.	3.125%	2/15/22	2,695	2,720
Occidental Petroleum Corp.	2.700%	2/15/23	1,800	1,770
Occidental Petroleum Corp.	3.500%	6/15/25	3,000	2,992
Schlumberger Investment SA	3.650%	12/1/23	3,590	3,678
Shell International Finance BV	4.375%	3/25/20	1,840	2,022
Shell International Finance BV	3.250%	5/11/25	1,800	1,793
Total Capital Canada Ltd.	2.750%	7/15/23	2,700	2,605
Total Capital International SA	2.750%	6/19/21	7,190	7,265
Total Capital International SA	2.875%	2/17/22	4,040	4,028
Total Capital International SA	2.700%	1/25/23	1,350	1,308
Total Capital SA	4.450%	6/24/20	1,800	1,985
Total Capital SA	4.125%	1/28/21	805	874

Other Industrial (0.1%)
Fluor Corp.	3.500%	12/15/24	7,725	7,844

Technology (1.4%)
Apple Inc.	0.900%	5/12/17	2,565	2,569
Apple Inc.	2.000%	5/6/20	3,705	3,718
Apple Inc.	2.850%	5/6/21	5,840	5,992

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Apple Inc.	2.150%	2/9/22	895	873
	Apple Inc.	2.400%	5/3/23	3,590	3,475
	Apple Inc.	3.450%	5/6/24	3,600	3,712
	Apple Inc.	2.500%	2/9/25	1,340	1,270
	Apple Inc.	3.200%	5/13/25	2,000	2,009
	Applied Materials Inc.	2.625%	10/1/20	1,735	1,740
	Applied Materials Inc.	3.900%	10/1/25	2,800	2,792
	Baidu Inc.	3.250%	8/6/18	7,075	7,201
	Broadcom Corp.	3.500%	8/1/24	465	460
	Cisco Systems Inc.	4.950%	2/15/19	1,215	1,340
	Cisco Systems Inc.	4.450%	1/15/20	590	650
	Corning Inc.	1.500%	5/8/18	4,045	4,049
	Corning Inc.	2.900%	5/15/22	2,695	2,715
	EMC Corp.	3.375%	6/1/23	1,800	1,798
	Intel Corp.	2.450%	7/29/20	885	897
	Intel Corp.	3.300%	10/1/21	6,780	7,088
	Intel Corp.	3.100%	7/29/22	1,335	1,358
	Intel Corp.	2.700%	12/15/22	5,390	5,298
	Intel Corp.	3.700%	7/29/25	5,240	5,381
	International Business Machines Corp.	3.625%	2/12/24	1,800	1,852
	Microsoft Corp.	2.375%	2/12/22	445	444
	Microsoft Corp.	2.700%	2/12/25	670	655
	Oracle Corp.	5.750%	4/15/18	1,810	2,000
	Oracle Corp.	2.375%	1/15/19	2,920	2,980
	Oracle Corp.	2.800%	7/8/21	1,345	1,362
	Oracle Corp.	2.500%	5/15/22	8,260	8,139
	Oracle Corp.	2.500%	10/15/22	6,300	6,147
	Oracle Corp.	3.625%	7/15/23	4,500	4,686
	Oracle Corp.	3.400%	7/8/24	6,090	6,171
	Oracle Corp.	2.950%	5/15/25	2,000	1,948
	QUALCOMM Inc.	1.400%	5/18/18	2,550	2,537
	QUALCOMM Inc.	2.250%	5/20/20	2,315	2,311
	QUALCOMM Inc.	3.450%	5/20/25	1,810	1,710
	Xilinx Inc.	3.000%	3/15/21	5,390	5,483

	Transportation (0.4%)
[7]	CSX Transportation Inc.	6.251%	1/15/23	1,365	1,597
	Union Pacific Corp.	4.163%	7/15/22	1,590	1,704
	Union Pacific Corp.	2.750%	4/15/23	3,965	3,898
	Union Pacific Corp.	3.750%	3/15/24	5,750	6,063
	United Parcel Service Inc.	3.125%	1/15/21	4,980	5,196
	United Parcel Service Inc.	2.450%	10/1/22	10,322	10,136
					657,369
Utilities (2.0%)
	Electric (1.9%)
	Alabama Power Co.	3.375%	10/1/20	3,590	3,765
	Alabama Power Co.	3.550%	12/1/23	450	465
	Ameren Illinois Co.	2.700%	9/1/22	1,827	1,803
	Arizona Public Service Co.	3.350%	6/15/24	3,410	3,478
	Baltimore Gas & Electric Co.	2.800%	8/15/22	2,649	2,622
	Baltimore Gas & Electric Co.	3.350%	7/1/23	3,800	3,858
	Commonwealth Edison Co.	3.400%	9/1/21	2,500	2,610
	Commonwealth Edison Co.	3.100%	11/1/24	3,000	2,989
	Connecticut Light & Power Co.	5.650%	5/1/18	2,160	2,397
	Connecticut Light & Power Co.	5.500%	2/1/19	845	949
	Connecticut Light & Power Co.	2.500%	1/15/23	4,385	4,275

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Consumers Energy Co.	6.125%	3/15/19	1,120	1,280
	Consumers Energy Co.	6.700%	9/15/19	1,745	2,048
	Consumers Energy Co.	5.650%	4/15/20	6,158	7,085
	Consumers Energy Co.	2.850%	5/15/22	4,380	4,408
	Consumers Energy Co.	3.125%	8/31/24	1,350	1,365
	DTE Electric Co.	3.450%	10/1/20	3,210	3,401
	DTE Electric Co.	3.900%	6/1/21	4,115	4,450
	Duke Energy Carolinas LLC	7.000%	11/15/18	2,160	2,514
	Duke Energy Carolinas LLC	4.300%	6/15/20	3,465	3,807
	Duke Energy Carolinas LLC	3.900%	6/15/21	1,729	1,861
	Duke Energy Progress LLC	3.000%	9/15/21	7,945	8,243
	Duke Energy Progress LLC	3.250%	8/15/25	585	595
	Entergy Louisiana LLC	4.800%	5/1/21	6,150	6,800
	Entergy Louisiana LLC	3.300%	12/1/22	1,300	1,305
	Florida Power & Light Co.	2.750%	6/1/23	2,385	2,370
	Florida Power & Light Co.	3.250%	6/1/24	5,650	5,790
	Kentucky Utilities Co.	3.300%	10/1/25	2,730	2,778
	Louisville Gas & Electric Co.	3.300%	10/1/25	2,730	2,778
	MidAmerican Energy Co.	5.950%	7/15/17	3,287	3,544
	MidAmerican Energy Co.	5.300%	3/15/18	3,326	3,618
	MidAmerican Energy Co.	3.700%	9/15/23	1,350	1,422
	MidAmerican Energy Co.	3.500%	10/15/24	1,150	1,195
	National Rural Utilities Cooperative Finance Corp.	10.375%	11/1/18	4,242	5,304
	National Rural Utilities Cooperative Finance Corp.	2.000%	1/27/20	135	134
	National Rural Utilities Cooperative Finance Corp.	2.350%	6/15/20	4,490	4,500
	National Rural Utilities Cooperative Finance Corp.	3.050%	2/15/22	4,857	4,912
	National Rural Utilities Cooperative Finance Corp.	2.850%	1/27/25	1,770	1,720
	Pacific Gas & Electric Co.	3.500%	6/15/25	7,415	7,510
	PacifiCorp	5.500%	1/15/19	2,665	2,984
	Potomac Electric Power Co.	3.600%	3/15/24	3,210	3,339
	PPL Electric Utilities Corp.	3.000%	9/15/21	1,030	1,060
	Public Service Electric & Gas Co.	2.375%	5/15/23	1,930	1,862
	Public Service Electric & Gas Co.	3.050%	11/15/24	5,320	5,297
	Public Service Electric & Gas Co.	3.000%	5/15/25	3,850	3,836
	Southern California Edison Co.	3.875%	6/1/21	910	979
	Southern California Edison Co.	3.500%	10/1/23	6,110	6,346
	Union Electric Co.	3.500%	4/15/24	1,520	1,562

	Natural Gas (0.1%)
	Southern California Gas Co.	3.150%	9/15/24	5,510	5,590

	Other Utility (0.0%)
	American Water Capital Corp.	3.400%	3/1/25	690	698
					159,501
Total Corporate Bonds (Cost $1,637,306)					1,658,077
Sovereign Bonds (U.S. Dollar-Denominated) (5.4%)
	Asian Development Bank	1.875%	10/23/18	6,375	6,526
[10]	Banco del Estado de Chile	2.000%	11/9/17	1,450	1,450
[10]	Bank Nederlandse Gemeenten	1.375%	9/27/17	2,725	2,753
[10]	Bermuda	4.854%	2/6/24	2,725	2,850
	Canada	0.875%	2/14/17	1,825	1,832
[10]	CDP Financial Inc.	4.400%	11/25/19	4,550	5,012
	CNOOC Finance 2013 Ltd.	1.750%	5/9/18	5,860	5,810
[10]	CNPC General Capital Ltd.	3.400%	4/16/23	800	781

Institutional Intermediate-Term Bond Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Corp Andina de Fomento	4.375%	6/15/22	7,161	7,835
	Corp. Andina de Fomento	3.750%	1/15/16	11,825	11,930
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	1,300	1,287
[10]	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	4,000	3,977
[11]	Development Bank of Japan Inc.	2.750%	9/16/25	7,580	7,660
[10,12] Dexia Credit Local SA		1.250%	10/18/16	2,725	2,738
	European Investment Bank	0.625%	4/15/16	4,550	4,557
	European Investment Bank	2.125%	7/15/16	3,650	3,695
	European Investment Bank	1.750%	3/15/17	5,450	5,535
	European Investment Bank	1.625%	6/15/17	2,275	2,309
	European Investment Bank	4.000%	2/16/21	9,100	10,192
	European Investment Bank	2.500%	4/15/21	7,275	7,592
[10]	Export-Import Bank of China	2.850%	9/16/20	9,400	9,425
	Export-Import Bank of Korea	3.750%	10/20/16	16,250	16,660
	Export-Import Bank of Korea	4.000%	1/11/17	14,430	14,906
	Export-Import Bank of Korea	1.750%	2/27/18	3,935	3,937
	Export-Import Bank of Korea	2.250%	1/21/20	5,390	5,385
	Export-Import Bank of Korea	4.000%	1/29/21	2,550	2,764
	Export-Import Bank of Korea	4.000%	1/14/24	2,000	2,143
	Industrial & Commercial Bank of China Ltd.	3.231%	11/13/19	1,000	1,022
	Inter-American Development Bank	1.125%	3/15/17	2,275	2,291
	Inter-American Development Bank	2.375%	8/15/17	2,725	2,806
	Inter-American Development Bank	3.875%	2/14/20	4,550	5,020
	Inter-American Development Bank	3.000%	2/21/24	3,250	3,480
	International Bank for Reconstruction &
	Development	1.000%	9/15/16	4,550	4,569
	International Finance Corp.	2.250%	4/11/16	4,550	4,595
	International Finance Corp.	1.125%	11/23/16	2,900	2,917
[10]	IPIC GMTN Ltd.	3.125%	11/15/15	4,550	4,561
[11]	Japan Bank for International Cooperation	1.750%	11/13/18	2,725	2,761
[11]	Japan Bank for International Cooperation	2.125%	2/7/19	2,725	2,791
[13]	KFW	2.000%	6/1/16	6,825	6,895
[13]	KFW	1.250%	10/5/16	4,550	4,585
[13]	KFW	1.250%	2/15/17	20,000	20,175
[13]	KFW	1.000%	6/11/18	5,225	5,223
	Korea Development Bank	3.250%	3/9/16	3,375	3,407
	Korea Development Bank	4.000%	9/9/16	5,050	5,184
	Korea Development Bank	3.250%	9/20/16	2,000	2,041
	Korea Development Bank	3.875%	5/4/17	4,000	4,146
	Korea Development Bank	3.500%	8/22/17	6,155	6,373
[10]	Korea East-West Power Co. Ltd.	2.500%	7/16/17	2,050	2,076
	Korea East-West Power Co. Ltd.	2.625%	11/27/18	4,755	4,837
[10]	Korea Expressway Corp.	1.625%	4/28/17	4,750	4,742
[10]	Korea Gas Corp.	2.875%	7/29/18	3,650	3,753
[10]	Korea Land & Housing Corp.	1.875%	8/2/17	4,750	4,765
[13]	Landwirtschaftliche Rentenbank	2.125%	7/15/16	4,550	4,612
[13]	Landwirtschaftliche Rentenbank	2.375%	9/13/17	5,000	5,149
[10]	Municipality Finance plc	1.125%	4/17/18	2,275	2,279
[10]	Nederlandse Waterschapsbank NV	1.875%	3/13/19	1,800	1,836
	North American Development Bank	2.300%	10/10/18	3,750	3,800
[10]	Ooredoo International Finance Ltd.	3.375%	10/14/16	900	915
[10]	Province of Alberta	1.000%	6/21/17	1,825	1,829
[10]	Province of Alberta	1.750%	8/26/20	1,500	1,507
	Province of Manitoba	2.100%	9/6/22	1,900	1,879
	Province of New Brunswick	2.750%	6/15/18	1,145	1,190

Institutional Intermediate-Term Bond Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Province of Ontario	1.600%	9/21/16	9,140	9,224
Province of Ontario	1.100%	10/25/17	2,725	2,726
Province of Ontario	1.200%	2/14/18	2,275	2,278
Province of Ontario	3.000%	7/16/18	3,926	4,107
Province of Ontario	4.000%	10/7/19	5,475	5,958
Province of Ontario	4.400%	4/14/20	3,175	3,542
Quebec	3.500%	7/29/20	6,375	6,875
Quebec	2.750%	8/25/21	9,225	9,565
Quebec	7.500%	7/15/23	1,335	1,779
[7,10] Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	625	668
[7,10] Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.832%	9/30/16	570	584
Republic of Korea	5.125%	12/7/16	2,275	2,384
Republic of Korea	7.125%	4/16/19	3,175	3,754
Republic of Poland	6.375%	7/15/19	15,000	17,362
Republic of Poland	5.125%	4/21/21	7,115	8,007
Republic of Poland	5.000%	3/23/22	3,275	3,657
Republic of Poland	4.000%	1/22/24	15,400	16,270
[10] Republic of Slovakia	4.375%	5/21/22	2,275	2,538
[10] Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/17	1,450	1,473
State of Israel	5.125%	3/26/19	6,825	7,625
[10] State of Qatar	3.125%	1/20/17	2,275	2,336
Statoil ASA	5.250%	4/15/19	4,550	5,061
Statoil ASA	3.150%	1/23/22	7,065	7,148
Statoil ASA	2.450%	1/17/23	1,825	1,745
Statoil ASA	3.700%	3/1/24	6,300	6,458
Svensk Exportkredit AB	1.750%	10/20/15	6,825	6,829
[10] Temasek Financial I Ltd.	2.375%	1/23/23	1,750	1,740
Total Sovereign Bonds (Cost $423,367)				433,245
Taxable Municipal Bonds (0.1%)
Florida Hurricane Catastrophe Fund Finance
Corp. Revenue	2.995%	7/1/20	2,050	2,097
Louisiana Local Government Environmental
Facilities & Community Development
Authority Revenue 2010-EGSL	3.220%	2/1/21	2,986	3,083
Louisiana Local Government Environmental
Facilities & Community Development
Authority Revenue 2010-ELL	3.450%	2/1/22	1,433	1,496
University of California Revenue	2.054%	5/15/18	900	922
Total Taxable Municipal Bonds (Cost $7,368)				7,598

			Shares
Temporary Cash Investment (9.2%)
Money Market Fund (9.2%)
[14] Vanguard Market Liquidity Fund, 0.189%
(Cost $738,478)			738,478,476	738,478
Total Investments (105.4%) (Cost $8,377,062)				8,470,167
Other Assets and Liabilities (-5.4%)
Other Assets				133,085
Liabilities				(568,175)
				(435,090)

Institutional Intermediate-Term Bond Fund

Market
Value•
($000)
Net Assets (100%)
Applicable to 342,543,216 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	8,035,077
Net Asset Value Per Share	$23.46

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	7,731,689
Affiliated Vanguard Funds	738,478
Total Investments in Securities	8,470,167
Investment in Vanguard	707
Receivables for Investment Securities Sold	95,265
Receivables for Accrued Income	34,206
Other Assets	2,907
Total Assets	8,603,252
Liabilities
Payables for Investment Securities Purchased	563,086
Payables to Vanguard	232
Other Liabilities	4,857
Total Liabilities	568,175
Net Assets	8,035,077

Institutional Intermediate-Term Bond Fund

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	7,927,107
Overdistributed Net Investment Income	(105)
Accumulated Net Realized Gains	12,360
Unrealized Appreciation (Depreciation)
Investment Securities	93,105
Futures Contracts	3,491
Swap Contracts	(881)
Net Assets	8,035,077

• See Note A in Notes to Financial Statements.
1 Securities with a value of $1,957,000 have been segregated as initial margin for open cleared swap contracts.
2 Securities with a value of $5,791,000 have been segregated as initial margin for open futures contracts.
3 Securities with a value of $320,000 have been segregated as collateral for open over-the-counter swap contracts.
4 U.S. government-guaranteed.
5 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
8 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of September 30, 2015.
9 Adjustable-rate security.
10 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate value of these securities was
$296,780,000, representing 3.7% of net assets.
11 Guaranteed by the Government of Japan.
12 Guaranteed by multiple countries.
13 Guaranteed by the Federal Republic of Germany.
14 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Statement of Operations

June 19, 2015[1] to
September 30, 2015
($000)
Investment Income
Income
Interest[2]	42,429
Total Income	42,429
Expenses
The Vanguard Group—Note B
Investment Advisory Services	31
Management and Administrative	335
Marketing and Distribution	10
Custodian Fees	27
Auditing Fees	46
Trustees’ Fees and Expenses	1
Total Expenses	450
Net Investment Income	41,979
Realized Net Gain (Loss)
Investment Securities Sold	5,701
Futures Contracts	6,103
Swap Contracts	551
Realized Net Gain (Loss)	12,355
Change in Unrealized Appreciation (Depreciation)
Investment Securities	93,105
Futures Contracts	3,491
Swap Contracts	(881)
Change in Unrealized Appreciation (Depreciation)	95,715
Net Increase (Decrease) in Net Assets Resulting from Operations	150,049
1 Commencement of operations as a registered investment company.
2 Interest income from an affiliated company of the fund was $281,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Statement of Changes in Net Assets

June 19, 2015[1] to
September 30, 2015
($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	41,979
Realized Net Gain (Loss)	12,355
Change in Unrealized Appreciation (Depreciation)	95,715
Net Increase (Decrease) in Net Assets Resulting from Operations	150,049
Distributions
Net Investment Income	(42,421)
Realized Capital Gain	—
Total Distributions	(42,421)
Capital Share Transactions—Note H
Issued [2]	7,910,849
Issued in Lieu of Cash Distributions	42,421
Redeemed	(25,821)
Net Increase (Decrease) from Capital Share Transactions	7,927,449
Total Increase (Decrease)	8,035,077
Net Assets
Beginning of Period	—
End of Period[3]	8,035,077
1 Commencement of operations as a registered investment company.
2 Includes shares converted from the net assets of Vanguard Fiduciary Trust Company Intermediate-Term Bond Trust. See Note G in Notes to Financial Statements.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($105,000).

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Financial Highlights

June 19, 2015[1] to
For a Share Outstanding Throughout the Period	September 30, 2015
Net Asset Value, Beginning of Period	$23.36
Investment Operations
Net Investment Income	.126
Net Realized and Unrealized Gain (Loss) on Investments	.101
Total from Investment Operations	.227
Distributions
Dividends from Net Investment Income	(.127)
Distributions from Realized Capital Gains	—
Total Distributions	(.127)
Net Asset Value, End of Period	$23.46

Total Return	0.97%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,035
Ratio of Total Expenses to Average Net Assets	0.02%[2]
Ratio of Net Investment Income to Average Net Assets	1.92%[2]
Portfolio Turnover Rate	45%[3]
1 Commencement of operations as a registered investment company.
2 Annualized.
3 Includes 12% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Institutional Intermediate-Term Bond Fund

Notes to Financial Statements

Vanguard Institutional Intermediate-Term Bond Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund is offered to investors who meet certain administrative and service criteria and invest a minimum of $10 million. Certain of the fund’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the period ended September 30, 2015, the fund’s average investments in long and short futures contracts represented 9% and less than 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

Institutional Intermediate-Term Bond Fund

3. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The notional amounts of swap contracts are not recorded in the Statement of Assets and Liabilities. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment

Institutional Intermediate-Term Bond Fund

by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The fund enters into centrally cleared interest rate swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the period ended September 30, 2015, the fund’s average amounts of investments in credit protection sold and credit protection purchased each represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The fund may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the fund is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The fund mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The fund may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. Under an MSFTA, upon a counterparty default (including bankruptcy), the fund may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements.

At September 30, 2015, counterparties had deposited in segregated accounts cash with a value of $580,000 in connection with TBA transactions.

5. Mortgage Dollar Rolls: The fund enters into mortgage-dollar-roll transactions, in which the fund sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The fund forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The fund has also

Institutional Intermediate-Term Bond Fund

entered into mortgage-dollar-roll transactions in which the fund buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The fund continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The fund accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the fund’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Assets and Liabilities.

6. Federal Income Taxes: The fund intends to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended September 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2015, the fund had contributed to Vanguard capital in the amount of $707,000, representing 0.01% of the fund’s net assets and 0.28% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Institutional Intermediate-Term Bond Fund

The following table summarizes the market value of the fund’s investments as of September 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	4,716,619	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	895,171	20,979
Corporate Bonds	—	1,658,077	—
Sovereign Bonds	—	433,245	—
Taxable Municipal Bonds	—	7,598	—
Temporary Cash Investments	738,478	—	—
Futures Contracts—Assets[1]	231	—	—
Futures Contracts—Liabilities[1]	(572)	—	—
Swap Contracts—Assets	73[1]	8	—
Swap Contracts—Liabilities	(77)[1]	(867)	—
Total	738,133	7,709,851	20,979
1 Represents variation margin on the last day of the reporting period.

D. At September 30, 2015, the fair values of derivatives were reflected in the Statement of Assets and Liabilities as follows:

	Interest Rate	Credit
	Contracts	Contracts	Total
Statement of Assets and Liabilities Caption	($000)	($000)	($000)
Other Assets	304	8	312
Other Liabilities	(649)	(867)	(1,516)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the period ended September 30, 2015, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	6,103	—	6,103
Swap Contracts	368	183	551
Realized Net Gain (Loss) on Derivatives	6,471	183	6,654

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	3,491	—	3,491
Swap Contracts	(22)	(859)	(881)
Change in Unrealized Appreciation
(Depreciation) on Derivatives	3,469	(859)	2,610

Institutional Intermediate-Term Bond Fund

At September 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
2-Year U.S. Treasury Note	December 2015	1,193	261,304	522
10-Year U.S. Treasury Note	December 2015	1,812	233,267	1,844
5-Year U.S. Treasury Note	December 2015	1,420	171,132	1,178
Ultra Long U.S. Treasury Bond	December 2015	(78)	(12,512)	(55)
30-Year U.S. Treasury Bond	December 2015	(53)	(8,339)	2
				3,491

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

At September 30, 2015, the fund had the following open swap contracts:

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Federation of Malaysia/A3	9/20/20	GSCM	7,500	93	1.000	(336)
Federation of Malaysia/A3	12/20/20	BNPSW	3,867	153	1.000	(96)
Federation of Malaysia/A3	12/20/20	GSCM	3,000	177	1.000	(16)
Peoples’ Republic of China/Aa3	9/20/20	BNPSW	5,000	43	1.000	(11)
Peoples’ Republic of China/Aa3	9/20/20	BNPSW	5,000	33	1.000	(21)
Peoples’ Republic of China/Aa3	12/20/20	JPMC	6,400	95	1.000	6
Republic of Chile/Aa3	9/20/20	GSCM	8,000	(41)	1.000	(208)
Republic of Chile/Aa3	12/20/20	JPMC	2,500	24	1.000	(36)
Republic of Chile/Aa3	12/20/20	JPMC	7,400	72	1.000	(107)
Republic of Chile/Aa3	12/20/20	JPMC	5,000	105	1.000	(16)
			53,667			(841)

Institutional Intermediate-Term Bond Fund

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Purchased
El Du Pont De Nemours & Co.	9/20/18	GSCM	1,550	23	(1.000)	(10)
El Du Pont De Nemours & Co.	9/20/18	BNPSW	1,550	22	(1.000)	(10)
Wells Fargo & Co.	9/20/20	BOANA	3,740	76	(1.000)	2
			6,840			(18)
						(859)

The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
GSCM—Goldman Sachs Bank USA.
JPMC—JP Morgan Chase Bank.

Centrally Cleared Interest Rate Swaps
			Fixed	Floating
			Interest Rate	Interest Rate	Unrealized
		Notional	Received	Received	Appreciation
		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Clearinghouse	($000)	(%)	(%)	($000)
3/15/17	CME	60,000	0.883	(0.207)[1]	324
8/15/17	LCH	80,000	0.981	(0.207)[1]	533
3/15/18	CME	50,000	0.899	(0.208)[1]	171
9/15/18	CME	5,920	1.544	(0.207)[1]	116
1/15/19	CME	25,000	(1.549)	0.207[1]	(491)
8/15/19	LCH	20,000	(1.524)	0.207[1]	(355)
8/15/20	LCH	50,000	(1.486)	0.208[1]	(568)
3/15/21	CME	10,000	1.823	(0.207)[1]	248
					(22)
CME—Chicago Mercantile Exchange.
LCH—London Clearing House.
1 Based on one-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Institutional Intermediate-Term Bond Fund

Realized and unrealized gains (losses) on certain of the fund’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund’s income dividends to shareholders is offset by a change in principal return. Realized gains of $337,000 on swap contracts have been reclassified from accumulated net realized gains to overdistributed net investment income.

For tax purposes, at September 30, 2015, the fund had $3,034,000 of ordinary income and $12,831,000 of long-term capital gains available for distribution.

At September 30, 2015, the cost of investment securities for tax purposes was $8,377,063,000. Net unrealized appreciation of investment securities for tax purposes was $93,104,000, consisting of unrealized gains of $108,347,000 on securities that had risen in value since their purchase and $15,243,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the period ended September 30, 2015, the fund purchased $434,364,000 of investment securities and sold $365,848,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $3,160,047,000 and $2,967,772,000, respectively.

G. On June 19, 2015, the fund acquired all of the net assets of Vanguard Fiduciary Trust Company Intermediate-Term Bond Trust (the “trust”). The trust’s net assets transferred to the fund were $7,659,070,000, including $74,381,000 of unrealized appreciation. These net assets were exchanged on a tax-free basis for 327,868,000 shares of the fund. Immediately following the transfer on June 19, 2015, unitholders of the trust received those 327,868,000 shares of the fund in exchange for their 327,868,000 units of the trust, and the trust ceased operations.

The fund reclassified realized loss of $342,000 from accumulated net realized gains to paid in capital for differences in the treatment of futures contracts held on June 19, 2015, for financial reporting and tax purposes.

H. Capital shares issued and redeemed were:

June 19, 2015[1] to
September 30, 2015
Shares
(000)
Issued	341,833
Issued in Lieu of Cash Distributions	1,815
Redeemed	(1,105)
Net Increase (Decrease) in Shares Outstanding	342,543
1 Commencement of operations as a registered investment company.

I. Certain funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. In October 2015, this credit agreement was amended to designate the fund as an additional borrower. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

Management has determined that no other transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund: In our opinion, the accompanying statements of net assets, statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund (constituting separate portfolios of Vanguard Malvern Funds, hereafter referred to as the “Funds”) at September 30, 2015, and the results of each of their operations, the changes in each of their net assets, and the financial highlights for the period June 19, 2015 (commencement of operations) through September 30, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2015

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.” The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2015	9/30/2015	Period
Based on Actual Fund Return
Institutional Short-Term Bond Fund
Institutional Plus Shares	$1,000.00	$1,004.95	$0.10
Institutional Intermediate-Term Bond Fund
Institutional Plus Shares	$1,000.00	$1,005.79	$0.10
Based on Hypothetical 5% Yearly Return
Institutional Short-Term Bond Fund
Institutional Plus Shares	$1,000.00	$1,024.97	$0.10
Institutional Intermediate-Term Bond Fund
Institutional Plus Shares	$1,000.00	$1,024.97	$0.10

The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Institutional Short-Term Bond Fund Institutional Plus Shares, 0.02%; and for the Institutional Intermediate-Term Bond Fund
Institutional Plus Shares, 0.02%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (183/365).

Trustees Approve Advisory Arrangement

The board of trustees approved the launch of Vanguard Institutional Short-Term Bond Fund and Vanguard Institutional Intermediate-Term Bond Fund utilizing an internalized management structure whereby The Vanguard Group, Inc. (Vanguard)—through its Fixed Income Group—would provide investment advisory services to each fund at cost. The board determined that the investment advisory arrangements with Vanguard were in the best interests of the funds and their prospective shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services to be provided to the funds and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted approval of the advisory arrangements.

Investment performance

The board determined that, in its management of other Vanguard active funds, the Fixed Income Group has a track record of consistent performance and disciplined investment processes. Information about each fund’s performance since the commencement of operations can be found in the Performance Summary sections of this report.

Cost

The board considered the cost of services to be provided and concluded that each fund’s expense ratio will be below the average expense ratios charged by funds in its peer group. Information about each fund’s expense ratio appears in the Financial Statements sections.

The board did not consider profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the funds’ at-cost arrangements with Vanguard ensure that the funds will realize economies of scale as they grow, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Moody’s and S&P, and the higher rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Benchmark Information

Spliced Barclays U.S. Aggregate Float Adjusted Index: Barclays U.S. Aggregate Bond Index through December 31, 2009; Barclays U.S. Aggregate Float Adjusted Index thereafter.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer	John J. Brennan
(retired 2010) of Corning Incorporated (communications	Chairman, 1996–2009
equipment); Trustee of Colby-Sawyer College;	Chief Executive Officer and President, 1996–2008
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the
Parthenon Group (strategy consulting).	Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

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Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q4720 112015

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds. Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	8
Performance Summary.	9
Financial Statements.	11
About Your Fund’s Expenses.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Pictured is a sailing block on the Brilliant, a 1932 schooner docked in Mystic, Connecticut. A type of pulley, the sailing block helps coordinate the setting of the sails. At Vanguard, the intricate coordination of technology and people allows us to help millions of clients around the world reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2015

	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Short-Term Inflation-Protected Securities Index Fund
Investor Shares	0.37%	-0.41%	-0.95%	-1.36%
ETF Shares	0.46
Market Price				-1.20
Net Asset Value				-1.26
Admiral™ Shares	0.46	-0.31	-0.91	-1.22
Institutional Shares	0.50	-0.28	-0.91	-1.19
Barclays U.S. Treasury Inflation-Protected
Securities (TIPS) 0–5 Year Index				-1.19
Inflation-Protected Bond Funds Average				-2.69

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. Institutional Shares are available to certain institutional investors who meet specific administrative, service, and account-size criteria. The Vanguard ETF® Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
September 30, 2014, Through September 30, 2015

			Distributions Per Share
	Starting	Ending
	Share	Share	Income	Capital
	Price	Price	Dividends	Gains
Vanguard Short-Term Inflation-Protected Securities
Index Fund
Investor Shares	$24.74	$24.23	$0.173	$0.000
ETF Shares	49.38	48.36	0.395	0.000
Admiral Shares	24.77	24.27	0.198	0.000
Institutional Shares	24.78	24.28	0.205	0.000

1

Chairman’s Letter

Dear Shareholder,

Vanguard Short-Term Inflation-Protected Securities Index Fund returned –1.36% for Investor Shares for the fiscal year ended September 30, 2015. Returns were slightly better for Institutional (–1.19%), Admiral (–1.22%), and ETF (–1.26%, based on net asset value) Shares.

The fund’s benchmark index returned –1.19%. As an index fund, the fund seeks to track its benchmark as closely as possible, after allowing for expenses. An index, of course, has no operating costs to detract from its returns.

China’s economic woes weighed on U.S. stocks

The broad U.S. stock market returned –0.49% for the 12 months. The final two months were especially rocky as investors worried in particular about the global ripple effects of slower economic growth in China.

For much of the fiscal year, investors were preoccupied with the possibility of an increase in short-term interest rates. On September 17, the Federal Reserve announced that it would hold rates steady for the time being, a decision that to some investors indicated the Fed’s concern about the fragility of global markets.

International stocks returned about –11%, as the dollar’s strength against many foreign currencies weighed on results. Returns for emerging markets, which

2

were especially hard hit by the concerns about China, trailed those of the developed markets of the Pacific region and Europe.

Taxable bonds recorded gains as investors searched for safety

The broad U.S. taxable bond market returned 2.94%, as investors gravitated toward safe-haven assets amid global stock market turmoil. Stimulative monetary policies from the world’s central banks, declining inflation expectations, and global investors’ search for higher yields also helped lift U.S. bonds.

The yield of the 10-year Treasury note ended September at 2.05%, down from 2.48% a year earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –7.67%, hurt by the dollar’s strength against many foreign currencies. Without this currency effect, international bonds advanced modestly.

The Fed’s 0%–0.25% target for short-term interest rates continued to limit returns for money market funds and savings accounts.

Expectations for inflation receded, causing TIPS’ prices to follow suit

As you can see in the returns table on page 1, the returns of the Short-Term Inflation-Protected Securities Index Fund consisted of both negative income and negative capital (price) returns. (See the box on page 6 for more on the fund’s income situation.)

Market Barometer
	Average Annual Total Returns
	Periods Ended September 30, 2015
	One	Three	Five
	Year	Years	Years
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.94%	1.71%	3.10%
Barclays Municipal Bond Index (Broad tax-exempt market)	3.16	2.88	4.14
Citigroup Three-Month U.S. Treasury Bill Index	0.02	0.02	0.04

Stocks
Russell 1000 Index (Large-caps)	-0.61%	12.66%	13.42%
Russell 2000 Index (Small-caps)	1.25	11.02	11.73
Russell 3000 Index (Broad U.S. market)	-0.49	12.53	13.28
FTSE All-World ex US Index (International)	-11.34	2.87	2.19

CPI
Consumer Price Index	-0.04%	0.93%	1.73%

3

During the period, as concerns spread that global growth was slowing, nominal Treasuries rose in price and their yields fell. However, Treasury inflation-protected securities (TIPS) reacted differently. Prices of short-term TIPS declined and their yields rose (although they remained very low) as inflation insurance lost some appeal. China’s deceleration, falling commodity prices, and deflationary signals in Europe and Japan combined to cause investors to view TIPS as less attractive.

U.S. inflation readings also contributed to the market reaction. The core personal consumption expenditure index, which is watched closely by the Federal Reserve, has remained below the Fed’s 2% target. And the “headline” consumer price index (CPI), which includes food and energy, actually registered a monthly negative reading several times during the period. The headline CPI is used to calculate the inflation adjustment on the securities held by your fund.

The silver lining to TIPS’ lower prices has been yields that are higher, if still very low. As of September 30, the fund’s SEC yield stood at 0.37% for Investor Shares, the first time in the fund’s three-year history that its yield finished a reporting period in positive territory.

Until recently, investors had been willing to pay above face value for short-term inflation-protected securities because of concerns that inflation would accelerate

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
Short-Term Inflation-Protected Securities
Index Fund	0.20%	0.10%	0.10%	0.07%	0.80%

The fund expense ratios shown are from the prospectus dated January 27, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the expense ratios were 0.17% for Investor Shares, 0.08% for ETF Shares, 0.08% for Admiral
Shares, and 0.05% for Institutional Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters
Company, and captures information through year-end 2014.

Peer group: Inflation-Protected Bond Funds.

4

in coming years. The rationale was that an increase in inflation would trigger future inflation adjustments that would generate positive returns. This calculation caused the fund’s Investor Shares to consistently post negative yields—until early January, when the yield ticked above zero for the first time. Although it drifted back below zero several times in the following months, it ended the period above the flat line.

With inflation fears receding, the TIPS market is providing more regular income for the fund—a welcome development. Should it continue, fund returns will benefit as more income can be reinvested into the portfolio.

Providing protection from inflation remains a valuable goal

As of September 30, the bond market indicated that the expected average annual rate of inflation over the next five years was 1.12%, a figure much lower than that of a year ago, when it registered 1.71%. This projection is based on the so-called break-even inflation rate, which represents the difference between the yields of inflation-protected Treasury securities and nominal Treasury securities with the same maturities.

The market’s corresponding projection for inflation over the next ten years stood at 1.33% on September 30, compared with

Yields of U.S. Treasury Securities
As of September 30, 2015
	Inflation-Protected
	Securities	Nominal
Maturity	(Real Yields)	Securities
2 years	-0.15%	0.65%
3 years	-0.07	0.93
5 years	0.26	1.38
10 years	0.72	2.05
30 years	1.41	2.85
Source: Vanguard.

5

1.86% one year ago. The 30-year figure fell from 2.06% a year ago to a remarkably low 1.44%.

Of course, market expectations for inflation constantly change, just as bond prices and interest rates do. If inflation expectations should revive, TIPS prices could rise accordingly. But if actual inflation should reassert itself, that could boost interest rates for all bonds; this would hurt TIPS prices but provide additional inflation compensation on the fund’s holdings, helping the income return.

In short, it can be especially difficult to project what the TIPS market will do in the future. But whatever happens, TIPS’ built-in inflation protection and U.S. Treasury backing can offer a beneficial degree of diversification to a portfolio.

A dose of discipline is crucial when markets become volatile

The past few months have been volatile ones in the financial markets. Stocks tumbled in August, for example, and swung up and down in September. And as I mentioned, expectations about inflation have shifted.

The fund feels the impact of disinflation

The low level of inflation in recent years, and even occasions of falling consumer prices, has had an impact on the fund’s returns and distributions.

As we noted earlier, the fund’s total return for the fiscal year included a component of negative income, an unusual data point. Negative income is recorded when the values of some of the fund’s securities are adjusted downward as consumer prices decline, as they have from time to time recently. These reductions were greater than the income received from the fund’s portfolio of securities.

As for distributions, although the fund can issue dividends quarterly, it has not done so for most of its roughly three-year history, including the first three quarters of calendar 2015. It has held back dividends to minimize the risk of overdistributing income for the full year, a potential recordkeeping headache for shareholders.

This risk is greatest during periods of deflation, low or slowing inflation, and low or negative yields, conditions that have characterized the TIPS market in recent years, even after the slight uptick in yields recently.

When the accountants determine the fund’s total income for calendar 2015, the fund will distribute whatever income is available, if any, in the latter half of December, as it has done for the past three years.

These developments remind us that nobody can control the direction of the markets or reliably predict where they’ll go in the short term. However, investors can control how they react to unstable and turbulent markets.

During periods of market adversity, it’s more important than ever to keep sight of one of Vanguard’s key principles: Maintain perspective and long-term discipline. Whether you’re investing for yourself or on behalf of clients, your success is affected greatly by how you respond—or don’t respond—during turbulent markets. (You can read Vanguard’s Principles for Investing Success at vanguard.com/research.)

As I’ve written in the past, the best course for long-term investors is generally to ignore daily market moves and not make decisions based on emotion. This is also a good time to evaluate your portfolio and make sure your asset allocation is aligned with your time horizon, goals, and risk tolerance.

The markets are unpredictable and often confounding. Keeping long-term plans clearly in focus can help us weather these periodic storms.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 19, 2015

7

Short-Term Inflation-Protected Securities Index Fund

Fund Profile
As of September 30, 2015

Share-Class Characteristics
	Investor		Admiral	Institutional
	Shares	ETF Shares	Shares	Shares
Ticker Symbol	VTIPX	VTIP	VTAPX	VTSPX
Expense Ratio[1]	0.20%	0.10%	0.10%	0.07%
30-Day SEC Yield[2]	0.37%	0.46%	0.46%	0.50%

Financial Attributes

		Barclays
		TIPS	Barclays
		0-5 Year	Aggregate
	Fund	Index	Bond Index

Number of
Bonds	16	15	9,611

Yield to Maturity
(before
expenses)	1.0%	1.2%	2.3%

Average Coupon	0.9%	0.9%	3.2%

Average Duration	2.6 years	2.6 years	5.6 years

Average
Effective
Maturity	2.6 years	2.6 years	7.8 years

Short-Term
Reserves	0.3%	—	—

Sector Diversification (% of portfolio)
Treasury/Agency			100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
U.S. Government	100.0%

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. Not rated securities include a fund's investment in
Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts. For more information about these ratings, see the Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	19.6%
1 - 3 Years	39.2
3 - 5 Years	41.2

Investment Focus

1 The expense ratios shown are from the prospectus dated January 27, 2015, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2015, the expense ratios were 0.17% for Investor Shares, 0.08% for ETF Shares, 0.08% for Admiral Shares, and 0.05% for
Institutional Shares.
Yields of inflation-protected securities tend to be lower than those of nominal bonds, because the former do not incorporate market expectations about inflation. The principal amounts—and thus the interest payments—of inflation-protected securities are adjusted over time to reflect inflation.

8

Short-Term Inflation-Protected Securities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 16, 2012, Through September 30, 2015
Initial Investment of $10,000

		Average Annual Total Returns
		Periods Ended September 30, 2015

			Since	Final Value
		One	Inception	of a $10,000
		Year	(10/16/2012)	Investment
	Short-Term Inflation-Protected
	Securities Index Fund Investor Shares	-1.36%	-0.78%	$9,772
	Barclays U.S. Treasury
••••••••
	Inflation-Protected Securities (TIPS) 0–5
	Year Index	-1.19	-0.74	9,783

– – – –	Inflation-Protected Bond Funds Average	-2.69	-2.73	9,216
	Barclays U.S. Aggregate Bond Index	2.94	1.73	10,519

Inflation-Protected Bond Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
"Since Inception" performance is calculated from the Investor Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $10,000
	Year	(10/12/2012)	Investment
Short-Term Inflation-Protected Securities
Index Fund ETF Shares Net Asset Value	-1.26%	-0.68%	$9,799
Barclays U.S. Treasury Inflation-Protected
Securities (TIPS) 0–5 Year Index	-1.19	-0.74	9,781
Barclays U.S. Aggregate Bond Index	2.94	1.67	10,505
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

See Financial Highlights for dividend and capital gains information.

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Short-Term Inflation-Protected Securities Index Fund

	Average Annual Total Returns
	Periods Ended September 30, 2015
		Since	Final Value
	One	Inception	of a $10,000
	Year	(10/16/2012)	Investment
Short-Term Inflation-Protected Securities
Index Fund Admiral Shares	-1.22%	-0.67%	$9,803
Barclays U.S. Treasury Inflation-Protected
Securities (TIPS) 0–5 Year Index	-1.19	-0.74	9,783
Barclays U.S. Aggregate Bond Index	2.94	1.73	10,519
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

		Since	Final Value
	One	Inception	of a $5,000,000
	Year	(10/17/2012)	Investment
Short-Term Inflation-Protected Securities
Index Fund Institutional Shares	-1.19%	-0.63%	$4,907,296
Barclays U.S. Treasury Inflation-Protected
Securities (TIPS) 0–5 Year Index	-1.19	-0.72	4,894,713

Barclays U.S. Aggregate Bond Index	2.94	1.81	5,271,855
"Since Inception" performance is calculated from the Institutional Shares’ inception date for both the fund and its comparative standards.

Cumulative Returns of ETF Shares: October 12, 2012, Through September 30, 2015
		Since
	One	Inception
	Year	(10/12/2012)
Short-Term Inflation-Protected Securities Index Fund
ETF Shares Market Price	-1.20%	-1.92%
Short-Term Inflation-Protected Securities Index Fund
ETF Shares Net Asset Value	-1.26	-2.01
Barclays U.S. Treasury Inflation-Protected Securities
(TIPS) 0–5 Year Index	-1.19	-2.19
"Since Inception" performance is calculated from the ETF Shares’ inception date for both the fund and its comparative standards.

Fiscal-Year Total Returns (%): October 16, 2012, Through September 30, 2015

				Barclays
				TIPS
				0-5 Year
			Investor Shares	Index
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	0.09%	-1.00%	-0.91%	-1.20%
2014	0.02	-0.04	-0.02	0.21
2015	-0.41	-0.95	-1.36	-1.19

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Short-Term Inflation-Protected Securities Index Fund

Financial Statements

Statement of Net Assets
As of September 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity	Amount	Value
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (99.7%)
U.S. Government Securities (99.7%)
United States Treasury Inflation Indexed Bonds	2.000%	1/15/16	500,445	599,868
United States Treasury Inflation Indexed Bonds	0.125%	4/15/16	1,125,962	1,204,839
United States Treasury Inflation Indexed Bonds	2.500%	7/15/16	502,490	603,367
United States Treasury Inflation Indexed Bonds	2.375%	1/15/17	432,815	525,888
United States Treasury Inflation Indexed Bonds	0.125%	4/15/17	1,299,898	1,360,501
United States Treasury Inflation Indexed Bonds	2.625%	7/15/17	383,916	463,003
United States Treasury Inflation Indexed Bonds	1.625%	1/15/18	405,947	478,632
United States Treasury Inflation Indexed Bonds	0.125%	4/15/18	1,474,052	1,520,410
United States Treasury Inflation Indexed Bonds	1.375%	7/15/18	412,135	474,363
United States Treasury Inflation Indexed Bonds	2.125%	1/15/19	386,425	457,660
United States Treasury Inflation Indexed Bonds	0.125%	4/15/19	1,482,581	1,505,298
United States Treasury Inflation Indexed Bonds	1.875%	7/15/19	436,366	521,038
United States Treasury Inflation Indexed Bonds	1.375%	1/15/20	530,891	615,197
United States Treasury Inflation Indexed Bonds	0.125%	4/15/20	1,008,629	1,022,117
United States Treasury Inflation Indexed Bonds	1.250%	7/15/20	825,851	949,349
Total U.S. Government and Agency Obligations (Cost $12,485,920)				12,301,530

			Shares
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
1 Vanguard Market Liquidity Fund
(Cost $12,155)	0.189%		12,155,462	12,155
Total Investments (99.8%) (Cost $12,498,075)				12,313,685

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Short-Term Inflation-Protected Securities Index Fund

Amount
($000)
Other Assets and Liabilities (0.2%)
Other Assets
Investment in VGI	1,106
Receivables for Accrued Income	25,467
Receivables for Capital Shares Issued	48,441
Other Assets	2
Total Other Assets	75,016
Liabilities
Payables for Investment Securities Purchased	(45,238)
Payables for Capital Shares Redeemed	(7,855)
Payables to Vanguard	(2,364)
Other Liabilities	(124)
Total Liabilities	(55,581)
Net Assets (100%)	12,333,120

At September 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	12,574,749
Overdistributed Net Investment Income	(11,083)
Accumulated Net Realized Losses	(46,156)
Unrealized Appreciation (Depreciation)	(184,390)
Net Assets	12,333,120

Investor Shares—Net Assets
Applicable to 187,039,468 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	4,532,444
Net Asset Value Per Share—Investor Shares	$24.23

ETF Shares—Net Assets
Applicable to 38,012,180 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,838,352
Net Asset Value Per Share—ETF Shares	$48.36

Admiral Shares—Net Assets
Applicable to 87,606,731 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,125,819
Net Asset Value Per Share—Admiral Shares	$24.27

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Short-Term Inflation-Protected Securities Index Fund

Amount
($000)
Institutional Shares—Net Assets
Applicable to 158,037,204 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	3,836,505
Net Asset Value Per Share—Institutional Shares	$24.28

See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

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Short-Term Inflation-Protected Securities Index Fund

Statement of Operations

Year Ended
September 30, 2015
($000)
Investment Income
Income
Interest Income (Loss)[1]	(40,560)
Total Income (Loss)	(40,560)
Expenses
The Vanguard Group—Note B
Investment Advisory Services	283
Management and Administrative— Investor Shares	7,061
Management and Administrative—ETF Shares	1,003
Management and Administrative—Admiral Shares	974
Management and Administrative—Institutional Shares	1,091
Marketing and Distribution— Investor Shares	818
Marketing and Distribution—ETF Shares	218
Marketing and Distribution—Admiral Shares	242
Marketing and Distribution—Institutional Shares	393
Custodian Fees	56
Auditing Fees	46
Shareholders’ Reports— Investor Shares	—
Shareholders’ Reports—ETF Shares	28
Shareholders’ Reports—Admiral Shares	3
Shareholders’ Reports—Institutional Shares	7
Trustees’ Fees and Expenses	8
Total Expenses	12,231
Net Investment Income (Loss)	(52,791)
Realized Net Gain (Loss)
Investment Securities Sold	(9,328)
Futures Contracts	(3,585)
Realized Net Gain (Loss)	(12,913)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(73,400)
Net Increase (Decrease) in Net Assets Resulting from Operations	(139,104)
1 Interest income from an affiliated company of the fund was $142,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Short-Term Inflation-Protected Securities Index Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income (Loss)	(52,791)	80,746
Realized Net Gain (Loss)	(12,913)	(1,688)
Change in Unrealized Appreciation (Depreciation)	(73,400)	(85,671)
Net Increase (Decrease) in Net Assets Resulting from Operations	(139,104)	(6,613)
Distributions
Net Investment Income
Investor Shares	(32,095)	(617)
ETF Shares	(11,618)	(506)
Admiral Shares	(12,111)	(569)
Institutional Shares	(25,014)	(1,074)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
Total Distributions	(80,838)	(2,766)
Capital Share Transactions
Investor Shares	110,230	818,913
ETF Shares	532,047	370,519
Admiral Shares	640,240	744,384
Institutional Shares	1,193,894	1,446,088
Net Increase (Decrease) from Capital Share Transactions	2,476,411	3,379,904
Total Increase (Decrease)	2,256,469	3,370,525
Net Assets
Beginning of Period	10,076,651	6,706,126
End of Period[1]	12,333,120	10,076,651
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($11,083,000) and $79,312,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Investor Shares
			Oct. 16,
	Year Ended		2012[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2015	2014	2013
Net Asset Value, Beginning of Period	$24.74	$24.75	$25.00
Investment Operations
Net Investment Income (Loss)	(.131)	.183	.015
Net Realized and Unrealized Gain (Loss) on Investments	(.206)	(.189)	(.241)
Total from Investment Operations	(.337)	(.006)	(.226)
Distributions
Dividends from Net Investment Income	(.173)	(.004)	(.024)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.173)	(.004)	(.024)
Net Asset Value, End of Period	$24.23	$24.74	$24.75

Total Return[2]	-1.36%	-0.02%	-0.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,532	$4,517	$3,702
Ratio of Total Expenses to Average Net Assets	0.17%	0.20%	0.20%[3]
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.53%)	0.88%	0.01%[3]
Portfolio Turnover Rate[4]	26%	18%	13%

1 Inception.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

ETF Shares
			Oct. 12,
	Year Ended		2012[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2015	2014	2013
Net Asset Value, Beginning of Period	$49.38	$49.36	$49.83
Investment Operations
Net Investment Income (Loss)	(.210)	.414	.065
Net Realized and Unrealized Gain (Loss) on Investments	(.415)	(.371)	(.483)
Total from Investment Operations	(.625)	.043	(.418)
Distributions
Dividends from Net Investment Income	(.395)	(.023)	(.052)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.395)	(.023)	(.052)
Net Asset Value, End of Period	$48.36	$49.38	$49.36

Total Return	-1.26%	0.09%	-0.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,838	$1,336	$967
Ratio of Total Expenses to Average Net Assets	0.08%	0.10%	0.10%[2]
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.44%)	0.98%	0.11%[2]
Portfolio Turnover Rate[3]	26%	18%	13%

1 Inception.
2 Annualized.
3 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Admiral Shares
			Oct. 16,
	Year Ended		2012[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2015	2014	2013
Net Asset Value, Beginning of Period	$24.77	$24.77	$25.00
Investment Operations
Net Investment Income (Loss)	(.105)	.209	.025
Net Realized and Unrealized Gain (Loss) on Investments	(.197)	(.195)	(.229)
Total from Investment Operations	(.302)	.014	(.204)
Distributions
Dividends from Net Investment Income	(.198)	(.014)	(.026)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.198)	(.014)	(.026)
Net Asset Value, End of Period	$24.27	$24.77	$24.77

Total Return[2]	-1.22%	0.06%	-0.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,126	$1,518	$776
Ratio of Total Expenses to Average Net Assets	0.08%	0.10%	0.10%[3]
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.44%)	0.98%	0.11%[3]
Portfolio Turnover Rate[4]	26%	18%	13%

1 Inception.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Short-Term Inflation-Protected Securities Index Fund

Financial Highlights

Institutional Shares
			Oct. 17,
	Year Ended		2012[1] to
	September 30,		Sept. 30,
For a Share Outstanding Throughout Each Period	2015	2014	2013
Net Asset Value, Beginning of Period	$24.78	$24.77	$24.99
Investment Operations
Net Investment Income (Loss)	(.099)	.215	.026
Net Realized and Unrealized Gain (Loss) on Investments	(.196)	(.189)	(.220)
Total from Investment Operations	(.295)	.026	(.194)
Distributions
Dividends from Net Investment Income	(.205)	(.016)	(.026)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.205)	(.016)	(.026)
Net Asset Value, End of Period	$24.28	$24.78	$24.77

Total Return[2]	-1.19%	0.11%	-0.78%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,837	$2,706	$1,262
Ratio of Total Expenses to Average Net Assets	0.05%	0.07%	0.07%[3]
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.41%)	1.01%	0.14%[3]
Portfolio Turnover Rate[4]	26%	18%	13%

1 Inception.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

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Short-Term Inflation-Protected Securities Index Fund

Notes to Financial Statements

Vanguard Short-Term Inflation-Protected Securities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers four classes of shares: Investor Shares, ETF Shares, Admiral Shares, and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended September 30, 2015, the fund’s average investments in long and short futures contracts each represented 0% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at September 30, 2015.

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Short-Term Inflation-Protected Securities Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2013–2015), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at September 30, 2015, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Inflation adjustments to the face amount of inflation-indexed securities are included in interest income. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At September 30, 2015, the fund had contributed to Vanguard capital in the amount of $1,106,000, representing 0.01% of the fund’s net assets and 0.44% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

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Short-Term Inflation-Protected Securities Index Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of September 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	12,301,530	—
Temporary Cash Investments	12,155	—	—
Total	12,155	12,301,530	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s U.S. Treasury inflation-indexed securities experienced deflation and amortization adjustments that reduced interest income and the cost of investments for financial statement purposes by an amount greater than the reduction of taxable income; the additional income reduction will be deferred for tax purposes until it is used to offset future inflation adjustments that increase taxable income. The difference becomes permanent if the securities are sold. During the year ended September 30, 2015, the fund realized gains of $4,165,000 that were included in ordinary income for tax purposes as a result of deferred deflation and amortization adjustments; accordingly, such gains have been reclassified from accumulated net realized gains to overdistributed net investment income. Deferred inflation and amortization adjustments to securities held at September 30, 2015, totaling $9,090,000 are reflected as a reduction of the amount of tax-basis unrealized appreciation of investment securities.

During the year ended September 30, 2015, the fund realized $16,930,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

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Short-Term Inflation-Protected Securities Index Fund

For tax purposes, the fund had a net operating loss of $39,069,000, which has been reclassified from overdistributed net investment income to paid-in-capital. At September 30, 2015, the fund had no ordinary income available for distribution. The fund had available capital losses totaling $45,559,000 that may be carried forward indefinitely to offset future net capital gains.

At September 30, 2015, the cost of investment securities for tax purposes was $12,507,745,000. Net unrealized depreciation of investment securities for tax purposes was $194,060,000, consisting entirely of unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2015, the fund purchased $5,401,428,000 of investment securities and sold $3,000,274,000 of investment securities, other than temporary cash investments. Purchases and sales include $773,784,000 and $173,206,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

F. Capital share transactions for each class of shares were:

	Year Ended September 30,
	2015		2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	829,293	34,019	1,086,608	43,771
Issued in Lieu of Cash Distributions	31,998	1,322	615	25
Redeemed	(751,061)	(30,890)	(268,310)	(10,797)
Net Increase (Decrease)—Investor Shares	110,230	4,451	818,913	32,999
ETF Shares
Issued	738,501	15,206	405,104	8,164
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(206,454)	(4,250)	(34,585)	(700)
Net Increase (Decrease)—ETF Shares	532,047	10,956	370,519	7,464
Admiral Shares
Issued	1,106,772	45,451	1,056,873	42,528
Issued in Lieu of Cash Distributions	10,779	445	515	21
Redeemed	(477,311)	(19,565)	(313,004)	(12,590)
Net Increase (Decrease) —Admiral Shares	640,240	26,331	744,384	29,959
Institutional Shares
Issued	1,866,248	76,449	1,638,186	65,969
Issued in Lieu of Cash Distributions	24,697	1,019	1,066	43
Redeemed	(697,051)	(28,609)	(193,164)	(7,768)
Net Increase (Decrease) —Institutional Shares	1,193,894	48,859	1,446,088	58,244

G. Management has determined that no material events or transactions occurred subsequent to September 30, 2015, that would require recognition or disclosure in these financial statements.

23

Report of Independent Registered
Public Accounting Firm

To the Board of Trustees of Vanguard Malvern Funds and the Shareholders of Vanguard Short-Term Inflation-Protected Securities Index Fund: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Short-Term Inflation-Protected Securities Index Fund (constituting a separate portfolio of Vanguard Malvern Funds, hereafter referred to as the “Fund”) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and broker, by agreement to the underlying ownership records of the transfer agent and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
November 16, 2015

Special 2015 tax information (unaudited) for Vanguard Short-Term Inflation-Protected
Securities Index Fund

This information for the fiscal year ended September 30, 2015, is included pursuant to provisions of the Internal Revenue Code.

For nonresident alien shareholders, 100% of income dividends are interest-related dividends.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended September 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Inflation-Protected Securities Index Fund	3/31/2015	9/30/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$998.35	$0.80
ETF Shares	1,000.00	998.97	0.35
Admiral Shares	1,000.00	999.18	0.35
Institutional Shares	1,000.00	999.59	0.20
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.27	$0.81
ETF Shares	1,000.00	1,024.72	0.36
Admiral Shares	1,000.00	1,024.72	0.36
Institutional Shares	1,000.00	1,024.87	0.20

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.16% for Investor Shares, 0.07% for ETF Shares, 0.07% for Admiral Shares, and 0.04% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period
(183/365).

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the fund’s bonds will fluctuate in response to a change in “real” interest rates—meaning rates without inflation expectations built in. Real interest rates are reflected in market yields for inflation-adjusted securities. To see how the fund’s bond values could change, multiply the average duration by the change in real rates. For example, if the average duration were five years, then the value of the fund’s bonds would decline by about 5% if real interest rates rose by 1 percentage point. Conversely, if real rates fell by a percentage point, the value of the bonds would rise about 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

27

Yield to Maturity. This term generally refers to the rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates. For the Short-Term Inflation-Protected Securities Index Fund, the calculation is modified by adding in the inflation adjustment made over the past 12 months. This change results in a figure more directly comparable to the yield-to-maturity figures for other types of bond funds. (An unmodified yield to maturity is used in calculating the fund’s 30-Day SEC Yield.)

28

Vanguard Short-Term Inflation-Protected Securities Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the fund or any owners or purchasers of the fund. Barclays has no obligation to take the needs of Vanguard, the fund, or the owners of the fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the fund.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the fund or any other person or entity from the use of the index or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays U.S. Treasury Inflation-Protected Securities (TIPS) 0–5 Year Index, and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 194 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Treasurer Since May 2015. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and
Chairman of the Board of Hillenbrand, Inc. (specialized	Other Experience: Principal of The Vanguard Group,
consumer services), and of Oxfam America; Director	Inc.; Treasurer of each of the investment companies
of SKF AB (industrial machinery), Hyster-Yale Materials	served by The Vanguard Group; Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2010–2015); Assistant Controller of each of
Research; Member of the Advisory Council for the	the investment companies served by The Vanguard
College of Arts and Letters and of the Advisory Board	Group (2001–2010).
to the Kellogg Institute for International Studies, both
at the University of Notre Dame.	Thomas J. Higgins
Born 1957. Chief Financial Officer Since September
Mark Loughridge	2008. Principal Occupation(s) During the Past Five
Born 1953. Trustee Since March 2012. Principal	Years and Other Experience: Principal of The Vanguard
Occupation(s) During the Past Five Years and Other	Group, Inc.; Chief Financial Officer of each of the
Experience: Senior Vice President and Chief Financial	investment companies served by The Vanguard Group;
Officer (retired 2013) at IBM (information technology	Treasurer of each of the investment companies served
services); Fiduciary Member of IBM’s Retirement Plan	by The Vanguard Group (1998–2008).
Committee (2004–2013); Director of the Dow Chemical
Company; Member of the Council on Chicago Booth.	Peter Mahoney
Born 1974. Controller Since May 2015. Principal
Scott C. Malpass	Occupation(s) During the Past Five Years and
Born 1962. Trustee Since March 2012. Principal	Other Experience: Head of Global Fund Accounting
Occupation(s) During the Past Five Years and Other	at The Vanguard Group, Inc.; Controller of each of the
Experience: Chief Investment Officer and Vice	investment companies served by The Vanguard Group;
President at the University of Notre Dame; Assistant	Head of International Fund Services at The Vanguard
Professor of Finance at the Mendoza College of	Group (2008–2014).
Business at Notre Dame; Member of the Notre Dame
403(b) Investment Committee; Board Member of	Heidi Stam
TIFF Advisory Services, Inc., and Catholic Investment	Born 1956. Secretary Since July 2005. Principal
Services, Inc. (investment advisors); Member of	Occupation(s) During the Past Five Years and Other
the Investment Advisory Committee of Major	Experience: Managing Director of The Vanguard
League Baseball.	Group, Inc.; General Counsel of The Vanguard Group;
Secretary of The Vanguard Group and of each of the
André F. Perold	investment companies served by The Vanguard Group;
Born 1952. Trustee Since December 2004. Principal	Director and Senior Vice President of Vanguard
Occupation(s) During the Past Five Years and Other	Marketing Corporation.
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Vanguard Senior ManagementTeam
(retired 2011); Chief Investment Officer and Managing	Mortimer J. Buckley	Chris D. McIsaac
Partner of HighVista Strategies LLC (private investment	Kathleen C. Gubanich	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Paul A. Heller	Thomas M. Rampulla
the Museum of Fine Arts Boston.	Martha G. King	Glenn W. Reed
	John T. Marcante	Karin A. Risi
Peter F. Volanakis
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	Chairman Emeritus and Senior Advisor
Experience: President and Chief Operating Officer
(retired 2010) of Corning Incorporated (communications	John J. Brennan
equipment); Trustee of Colby-Sawyer College;	Chairman, 1996–2009
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Chief Executive Officer and President, 1996–2008
Parthenon Group (strategy consulting).
Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q19670 112015

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, and André F. Perold.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2015: $190,000
Fiscal Year Ended September 30, 2014: $106,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2015: $7,000,200
Fiscal Year Ended September 30, 2014: $6,605,127

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2015: $2,899,096
Fiscal Year Ended September 30, 2014: $2,176,479

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended September 30, 2015: $353,389
Fiscal Year Ended September 30, 2014: $316,869

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended September 30, 2015: $202,313
Fiscal Year Ended September 30, 2014: $198,163

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2015: $555,702
Fiscal Year Ended September 30, 2014: $515,032

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

The Registrant is a listed issuer as defined in rule 10A-3 under the Securities Exchange Act of 1934 (“Exchange Act”). The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Registrant’s audit committee members are: Emerson U. Fullwood, Rajiv L. Gupta, Amy Gutmann, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, Scott C. Malpass, André F. Perold, and Peter F. Volanakis.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD MALVERN FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD MALVERN FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: November 18, 2015
VANGUARD MALVERN FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: November 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.